SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.           )
Filed by the Registrant      ☑
Filed by a Party other than the Registrant      ☐
Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12
MTI Technology Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
        Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box, if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

MTI TECHNOLOGY CORPORATION
14661 FRANKLIN AVENUE
TUSTIN, CALIFORNIA 92780
September 6, 2005
Dear Stockholder:
      You are cordially invited to attend the 2005 Annual Meeting of Stockholders of MTI Technology Corporation, to be held on October 13, 2005, at our offices located at 17595 Cartwright Road, Irvine, California, 92614, beginning at 10:00 a.m. local time.
      The business to be conducted at the meeting includes:

•	approval of the Series B financing;

•	approval of an amendment of the Certificate of Designation of our Series A Convertible Preferred Stock;

•	election of seven members of the Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

•	ratification of the appointment of Grant Thornton LLP as our independent auditors for fiscal year 2006; and

•	consideration of any other matters that may properly come before the meeting or any adjournment thereof.
      Your participation in company activities is important, and we hope you will attend.
      It is important that your shares be represented, so, even if you presently plan to attend the meeting, please complete, sign, date and promptly return the enclosed proxy card. If you do attend the meeting and wish to vote in person, you may withdraw your proxy at that time.

Sincerely,

Thomas P. Raimondi, Jr.
President, Chief Executive Officer and
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL ONE —SeriesB Financing
PROPOSAL TWO —Amendment of Certificate of Designation of SeriesA Convertible Preferred Stock
PROPOSAL THREE —Election of Directors
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
COMPENSATION COMMITTEE REPORT
REPORT OF THE AUDIT COMMITTEE
PROPOSAL FOUR —Ratification of the Appointment by the Audit Committee of Independent Auditors WW

MTI TECHNOLOGY CORPORATION
14661 FRANKLIN AVENUE
TUSTIN, CALIFORNIA 92780

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 13, 2005
       The Annual Meeting of Stockholders of MTI Technology Corporation, a Delaware corporation, will be held at our offices located at 17595 Cartwright Road, Irvine, California, 92614 on October 13, 2005 at 10:00 a.m., local time, for the following purposes:

•	approval of the Series B financing;

•	approval of an amendment of the Certificate of Designation of our Series A Convertible Preferred Stock;

•	election of seven members of the Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

•	ratification of the appointment of Grant Thornton LLP as our independent auditors for fiscal year 2006;

•	and consideration of any other matters that may properly come before the meeting or any adjournment thereof.
      A copy of our Annual Report on Form 10-K for the fiscal year ended April 2, 2005, containing consolidated financial statements, is included with this mailing.
      The Board of Directors has fixed the close of business on August 19, 2005 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting and, for any purpose germane to the Annual Meeting, at the office of the Corporate Secretary, 14661 Franklin Avenue, Tustin, California 92780, for a period of ten days prior to the Annual Meeting. We cordially invite you to attend the Annual Meeting.

By Order of the Board of Directors,

Scott J. Poteracki

Chief Financial Officer and Secretary
Tustin, California
September 6, 2005
YOUR VOTE IS IMPORTANT
PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, AND DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

PROXY STATEMENT
       This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of MTI Technology Corporation (the “company”) for use at our Annual Meeting of Stockholders to be held on October 13, 2005 (the “Annual Meeting”), at 10:00 a.m., local time, at our offices at 17595 Cartwright Road, Irvine, California, 92614, and any adjournment thereof. This proxy statement and the accompanying proxy are being sent on or about September 6, 2005 to stockholders entitled to vote at the Annual Meeting. Our Board of Directors has established August 19, 2005 as the record date for purposes of the Annual Meeting.
THE PROXY
      The persons named as proxyholders, Thomas P. Raimondi, Jr. and Scott J. Poteracki, were selected by our Board of Directors. Mr. Raimondi is a director and an executive officer of the company and Mr. Poteracki is an executive officer.
      All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If no specification is made on the proxy as to any one or more of the proposals, the shares represented by the proxy will be voted “for” the approval of all matters and “for” the election of the directors named in this proxy statement and, with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxyholders. We do not presently know of any other such business. An executed proxy may be revoked at any time before its exercise by filing with the Corporate Secretary a written notice of revocation or a duly executed proxy bearing a later date. The execution of the enclosed proxy will not affect a stockholder’s right to vote in person should such stockholder attend the Annual Meeting and desire to vote in person.
VOTING AT THE ANNUAL MEETING
      Our issued and outstanding voting securities consist of common stock, $.001 par value per share (the “common stock”), of which 35,493,360 shares were outstanding at the close of business on August 19, 2005, and Series A Convertible Preferred Stock, $.001 par value per share (the “Series A Convertible Preferred Stock”), of which 566,797 shares were outstanding at the close of business on August 19, 2005. Only holders of record at the close of business on August 19, 2005 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Except as described below, holders of common stock are entitled to one vote per share on each matter submitted to a vote of the stockholders. The holders of the Series A Convertible Preferred Stock are entitled to 8.5369 votes per share of preferred stock on any matter other than on the election of directors, and are not entitled to vote with the holders of our common stock on the proposal to amend the Certificate of Designation for the Series A Convertible Preferred Stock. The holders of Series A Convertible Preferred Stock have the right to elect one person to our Board of Directors (the “Series A Director”) pursuant to the Certificate of Designation governing the Series A Convertible Preferred Stock. Our Bylaws do not provide for cumulative voting by stockholders.
      The holders of a majority of our outstanding voting securities, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Shares represented at the Annual Meeting in person or by proxy but not voted will nevertheless be counted for the purposes of determining the presence of a quorum. Accordingly, abstentions (referred to as withheld votes with respect to the election of directors) and broker non-votes (where a broker indicates that it has not been instructed by its customer as to how to vote on particular matter and does not have discretionary voting power under the rules of the National Association of Securities Dealers (“NASD”)) will be counted for determining the presence of a quorum for the transaction of business at the Annual Meeting. Under the rules of the NASD, certain matters submitted to a vote of the stockholders are considered by the NASD to be “routine” items upon which brokerage firms may vote in their discretion on behalf of their customers if such customers have not furnished voting instructions within a specified period of time prior to the meeting. “Routine” matters to be acted upon at the Annual Meeting include Proposal 3 and Proposal 4, discussed below.

      Proposal 1 — Approval of the Series B financing — To be adopted, the proposal must receive the affirmative vote of (i) the holders of a majority of the shares of common stock and Series A Convertible Preferred Stock, voting together as a single class, present in person or represented by proxy and entitled to vote at the Annual Meeting and (ii) the holders of a majority of the outstanding shares of Series A Convertible Preferred Stock, voting as a separate class. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes do not affect the outcome. Abstentions are treated as represented at the meeting and will have the effect of votes against the proposal.
      Proposal 2 — Approval of an amendment of the Certificate of Designation of our Series A Convertible Preferred Stock — To be adopted, the proposal must receive the affirmative vote of (i) the holders of a majority of the outstanding shares of common stock (not including shares of common stock issuable upon conversion of the Series A Convertible Preferred Stock) present in person or represented by proxy and entitled to vote at the Annual Meeting and (ii) the holders of a majority of the outstanding shares of Series A Convertible Preferred Stock, voting as a separate class. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes do not affect the outcome. Abstentions are treated as represented at the meeting and will have the effect of votes against the proposal. The financing discussed in Proposal 1 is conditioned upon the approval of Proposal 2.
      Proposal 3 — Election of seven members of the Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified — Directors are elected by a plurality of the shares of common stock or, in the case of the Series A Director by a majority of the shares of Series A Convertible Preferred Stock, represented and voted at the Annual Meeting. Abstentions and withheld votes will not be taken into account in determining the outcome of the election.
      Proposal 4 — Ratification of the appointment of Grant Thornton LLP as our independent auditors for fiscal year 2006 — To be ratified, the proposal must receive the affirmative vote of a majority of the voting power represented in person or by proxy at the Annual Meeting. Uninstructed shares are entitled to vote on this matter, and therefore broker non-votes and abstentions will have the effect of votes against the proposal.
SOLICITATION
      The expense of soliciting proxies, including the expense of preparing and mailing proxy solicitation materials, will be borne by us. Proxies will be solicited principally through the use of the mail, but our directors, officers and regular employees may solicit proxies personally or by telephone or special letter without any additional compensation. We will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from brokers, bank nominees and other institutional holders. We do not expect that our costs for such services, if they are engaged, will be material.
PROPOSAL ONE
Series B Financing
Summary
      On August 19, 2005, we entered into a Securities Purchase Agreement with EMC Corporation (“EMC”) and certain affiliates of Advent International Corporation (“Advent,” and collectively with EMC, the “Series B Purchasers”). Pursuant to the terms of the Securities Purchase Agreement, subject to stockholder approval and the satisfaction of certain customary closing conditions, we agreed to issue and sell to the Series B Purchasers a number of shares of Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Convertible Preferred Stock”), equal to $20,000,000 divided by the purchase price per share, which will be the lesser of $19.50 or 10 times 90% of the average closing price per share of our common stock, par value $0.001 per share, on The Nasdaq SmallCap Market for the 15 trading days prior to (and not including) the closing date of the Series B Convertible Preferred Stock sale (the “Purchase Price”). Assuming the average closing price per share of our common stock on The Nasdaq SmallCap Market for the

15 trading days prior to (and not including) the closing date of the Series B Convertible Preferred Stock sale exceeds $2.1666, then we will be required to issue 1,025,641 shares of Series B Convertible Preferred Stock to the Series B Purchasers. If the average closing price per share of our common stock on The Nasdaq SmallCap Market for the 15 trading days prior to (and not including) the closing date of the Series B Convertible Preferred Stock sale is less than or equal to $2.1666, we will be required to issue more shares of Series B Convertible Preferred Stock to the Series B Purchasers. There is no ceiling on the number of shares to be issued. For example, the average closing price per share of our common stock on The Nasdaq SmallCap Market for the 15 trading days prior to August 23, 2005 was approximately $2.02. If August 23, 2005 were the closing date of the Series B Convertible Preferred Stock sale, we would be required to issue approximately 1,098,660 shares of Series B Convertible Preferred Stock to the Series B Purchasers at a purchase price of approximately $18.20 per share. Each share of Series B Convertible Preferred Stock will be convertible at any time at the option of the holder into a number of shares of common stock equal to the Series B Convertible Preferred Stock’s stated value divided by its conversion price, which is defined in and subject to adjustment in certain circumstances as set forth in the Certificate of Designation that will govern the rights, preferences and privileges of the Series B Convertible Preferred Stock, as described below. Each share of Series B Convertible Preferred Stock will initially be convertible into 10 shares of common stock.
      We also agreed in the Securities Purchase Agreement to issue warrants (the “Warrants”) to purchase a number of shares of our common stock equal to 37.5% of the number of shares of common stock into which the shares of Series B Convertible Preferred Stock are convertible on the closing date of the Series B Convertible Preferred Stock sale. At the assumed $19.50 per share purchase price of the Series B Convertible Preferred Stock noted above, the Warrants would be exercisable for 3,846,150 shares of common stock. A lower purchase price would result in the Warrants being exercisable for a larger number of shares of common stock. For instance, if the purchase price of the Series B Convertible Preferred Stock were $18.20 per share (as in the example above), the Warrants would be exercisable for approximately 4,119,973 shares of common stock.
      Further, if we have an indemnity obligation to the Series B Purchasers as a result of the indemnification provisions of the Securities Purchase Agreement, then we may settle that indemnity obligation in cash or, if we and the Investor agree, in stock. If we agree to settle it in stock, we may issue up to an additional $2.0 million of Series B Convertible Preferred Stock and Warrants to purchase 37.5% of the number of shares of common stock into which such additional shares of Series B Convertible Preferred Stock are convertible when issued. The number of shares of Series B Convertible Preferred Stock issued in any such circumstance shall be determined by dividing the indemnified loss by the Purchase Price.
      We refer to the transactions contemplated by and in the Securities Purchase Agreement, including the proposed sale and issuance of the Series B Convertible Preferred Stock and the Warrants and the issuance of common stock upon conversion or exercise of those securities, as the “Series B financing.”
      We completed a transaction (the “Series A financing”) on substantially similar terms with certain investors (“Series A Purchasers” and, together with the Series B Purchasers, the “Purchasers”) in June 2004 with respect to the sale of 566,797 shares of Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Convertible Preferred Stock”), and warrants to purchase 1,624,308 shares of common stock. The outstanding shares of Series A Convertible Preferred Stock are presently convertible into 5,667,970 shares of common stock. The sale of the Series A Convertible Preferred Stock and related warrants was not required to be approved by our stockholders.
Background of the Series B Financing
      In February 2005, our management team and Board of Directors determined a need to raise additional capital to, among other things, allow us to pursue a potential acquisition, strengthen our balance sheet and reduce our need for our bank line. Although discussions relating to the potential acquisition subsequently terminated, we determined that a financing was still advisable. In June 2004, we raised $15,000,000 by selling shares of our Series A Convertible Preferred Stock and related warrants to the Series A Purchasers, and Michael Pehl was elected to serve on our board of directors as a representative of the holders of the Series A

Convertible Preferred Stock. Mr. Pehl, who remains one of our directors, is a partner of Advent International Corporation, which is an affiliate of several holders of Series A Convertible Preferred Stock, who are also Series B Purchasers. The terms of the Series A financing require approval of the Series A Purchasers in connection with any debt financing of over $1 million. After considering a number of debt and equity financing options, our board of directors determined that it was in our best interests and those of our stockholders to pursue another investment by the holders of our Series A Convertible Preferred Stock, in part because of the strategic benefits an additional investment by EMC and Advent would provide. The board of directors discussed the status of negotiations regarding the proposed financing at meetings held in May and June 2005.
      Following negotiations with the Series B Purchasers and their representatives, we entered into a non-binding term sheet with respect to the Series B financing on June 23, 2005. On July 29, 2005, our board of directors, excluding Mr. Pehl who recused himself, approved entering into definitive transaction documents and taking all necessary actions to consummate the Series B financing, including soliciting the approval of our stockholders for the Series B financing. We continued to negotiate the definitive terms of the Series B financing until we entered into the Securities Purchase Agreement with the Series B Purchasers on August 19, 2005.
Reasons for the Series B Financing and Use of Proceeds
      The primary intended use of proceeds from the Series B financing is for general working capital purposes, including to support operations, growth and potential acquisitions. We will also use a portion of the proceeds from the Series B financing to pay the transaction expenses of the Series B Purchasers. We believe the net proceeds from the Series B financing will enhance our liquidity, strengthen our balance sheet, allow us to pursue strategic opportunities and fund additional increases in headcount in the professional services area. We believe that an additional investment by EMC, sales of whose products represented approximately 81% of our product revenue in fiscal year 2005, and Advent, which has provided us with strategic and financial support, will provide us with strategic benefits that we might not otherwise be able to obtain.
      We believe that if our stockholders do not authorize the Series B financing, our current cash position will be sufficient to fund current operations for at least the next 12 months, but we may not be able to fund increases in headcount or pursue strategic opportunities and we may be required to take additional cost-cutting measures. It may be difficult to obtain alternative sources of financing on a timely basis and on acceptable terms, or at all. Even if we are able to timely obtain an alternative source of financing, there can be no assurance that the terms will be as favorable as the terms of the Series B financing or that necessary approvals, including that of the Series A holders, will be received.
Description of Series B Convertible Preferred Stock and Warrants to be Issued in the Series B financing
      The following is a summary of the material provisions of the following: the Securities Purchase Agreement; the Certificate of Designation for the Series B Convertible Preferred Stock; the Warrants; and an Amended and Restated Investor Rights Agreement to be entered into among us and the Purchasers. This summary is qualified in its entirety by reference to those documents. The Securities Purchase Agreement, including its exhibits, is filed as Appendix A to this proxy statement. The forms of the Certificate of Designation for the Series B Convertible Preferred Stock, the Warrants and the Amended and Restated Investor Rights Agreement are included as Exhibit A (beginning on page A-41), Exhibit B (beginning on page A-60) and Exhibit D (beginning on page A-77), respectively, of the Securities Purchase Agreement. We encourage you to read the full text of those documents.

Securities Purchase Agreement
      Pursuant to the terms of the Securities Purchase Agreement, we agreed to issue and sell to the Series B Purchasers a number of shares of Series B Convertible Preferred Stock equal to $20,000,000 divided by the Purchase Price. We also agreed in the Securities Purchase Agreement to issue Warrants to purchase a number of shares of our common stock equal to 37.5% of the number of shares of common stock into which the shares of Series B Convertible Preferred Stock are convertible on the closing date of the Series B Convertible Preferred Stock sale. The per share exercise price of the Warrants will be the Purchase Price divided by ten.

      In the Securities Purchase Agreement, we made representations and warranties regarding our corporate existence and power, authorization, compliance with laws and regulations, our material contracts, capitalization and financial statements, tax matters, rights to intellectual property, affiliate transactions, brokers and certain other representations and warranties customary for a Series B financing of securities. These representations and warranties are qualified by disclosure schedules. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts. In addition, facts may have changed since the time at which such representations and warranties were made. In addition, the Securities Purchase Agreement provided for covenants by us relating to our conduct prior to closing, such as conducting our and our subsidiaries’ businesses in the ordinary course, and the maintenance of directors’ and officers’ insurance and certain other covenants customary for a Series B financing of securities. We also agreed to provide the Series B Purchasers with rights of indemnification for any losses they may incur in the event of a breach of any of our representations, warranties or covenants. In certain instances, indemnification may be made through the issuance of additional shares of Series B Convertible Preferred Stock and Warrants. The maximum amount of aggregate losses incurred for which we would be liable for indemnification under the Securities Purchase Agreement is $8,000,000. We also agreed, among other things, that we will use a portion of the proceeds of the transaction to pay the Purchasers’ transaction expenses and for general working capital purposes.

Certificate of Designation
      Under the Certificate of Designation for the Series B Convertible Preferred Stock, each share of Series B Convertible Preferred Stock will have an initial stated value equal to the Purchase Price, and will be entitled to receive a cumulative dividend thereon at the rate of 8% per year, payable in cash at the discretion of our Board of Directors. Other than with respect to the election of directors, the holders of Series B Convertible Preferred Stock generally have the right to vote on any matter with the holders of common stock, and each share of Series B Convertible Preferred Stock will be entitled to 10 votes; provided, that the number of votes will be reduced so that the voting rights of the holders of the Series B Convertible Preferred Stock will not exceed the number of votes equal to the Purchase Price divided by the closing price of our Common Stock immediately preceding the issuance of the Series B Convertible Preferred Stock.
      The approval of the holders of a majority of the Series B Convertible Preferred Stock, voting as a class, will be required to approve certain corporate actions, including:

•	any amendment of our charter or by-laws that adversely affects the holders of Series B Convertible Preferred Stock;

•	any authorization of a class of capital stock ranking senior to, or on parity with, the Series B Convertible Preferred Stock;

•	any increase in the size of our Board of Directors to greater than eight members;

•	certain redemptions or repurchases of capital stock, acquisitions of capital stock or assets from other entities;

•	effecting, or entering into any agreement to effect, any merger, consolidation, recapitalization, reorganization, liquidation, dissolution, winding up or similar transaction (a “Liquidation Event”) involving us or any of our subsidiaries;

•	any sale of our assets or those of any of our subsidiaries which is outside the ordinary course of business;

•	any purchase of assets of or an equity interest in another entity for more than $5 million; and

•	any incurrence of additional debt for borrowed money in excess of $1 million.
      The holders of Series B Convertible Preferred Stock, exclusively and as a single class, are entitled to elect one member of our Board of Directors (the “Series B Director”), unless the ratio of the voting power of the Series B Convertible Preferred Stock to the total voting power of all of our voting stock falls below a certain level. The Series B Purchasers have not yet indicated who they expect to nominate as the Series B Director.
      Upon a Liquidation Event, the holders of Series B Convertible Preferred Stock will be entitled to be paid a liquidation preference out of our assets that are legally available for distribution to our stockholders, before any payment may be made to the holders of common stock or any other holders of preferred stock. If the Liquidation Event occurs prior to that date that is six months after the Series B Convertible Preferred Stock is issued, the liquidation preference for each share of Series B Convertible Preferred Stock will be the amount that would be payable if such share had been converted into common stock immediately prior to such Liquidation Event. If the Liquidation Event occurs on or after the date that is six months after the Series B Convertible Preferred Stock is issued, the liquidation preference will be equal to the greater of:

•	(a) the stated value plus (b) any accumulated but unpaid dividends plus (c) the amount that would be payable if such share (excluding any accumulated but unpaid dividends thereon) had been converted into common stock immediately prior to such Liquidation Event and participated in distributions to the holders of common stock of the assets available for distribution to our stockholders after only the payment of the stated value and any accumulated but unpaid dividends in the Series B Convertible Preferred Stock; and

•	(a) the stated value plus (b) the amount that would be payable if such share (including any accumulated but unpaid dividends thereon) had been converted into common stock immediately prior to such Liquidation Event and participated in distributions available to the holders of common stock of the assets available for distribution to our stockholders after only the payment of the stated value in the Series B Convertible Preferred Stock; and

•	any disputes regarding the calculation of the payment of the liquidation preference shall be resolved by the holders of the Series B Convertible Preferred Stock.
      For example, assuming a Liquidation Event were to occur on December 31, 2008, the conversion prices of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock were at that time $2.34 and $1.95, respectively, and the liquidation valuation of MTI was $100.0 million, then, in the following order of priority, the holders of the Series B Convertible Preferred Stock would receive aggregate liquidation payments of approximately $36.7 million, the holders of the Series A Convertible Preferred Stock would receive aggregate liquidation payments of approximately $26.9 million and the remaining assets available for distribution after the preceding payments (approximately $36.4 million) would be available for distribution to the holders of MTI’s common stock. If the liquidation valuation of MTI in the foregoing example was $50.0 million, however, then, in the following order of priority, the holders of the Series B Convertible Preferred Stock would receive aggregate liquidation payments of approximately $29.0 million, the holders of the Series A Convertible Preferred Stock would receive aggregate liquidation payments of approximately $20.5 million and the remaining assets available for distribution after the preceding payments (approximately $0.5 million) would be available for distribution to the holders of MTI’s common stock. Each of the foregoing examples also assumes that dividends on both classes of preferred stock remain unpaid through the date of the assumed Liquidation Event, that the Purchase Price with respect to the Series B Convertible Preferred Stock is $19.50, that no additional shares of preferred stock of any class are issued after the consummation of the Series B financing, that the rights, preferences and privileges of the Series A Convertible Preferred Stock are as set forth in its certificate of designation (as amended pursuant to the Certificate of Amendment described in Proposal 2), and that the rights, preferences and privileges of the Series B Convertible Preferred Stock are as set forth in Annex A hereto. The actual amounts of payments, if any, to the various classes of MTI’s capital stock upon a Liquidation Event could be materially different than the amounts set forth in the foregoing examples if actual values or circumstances differ from the assumptions on which the examples are based. The assumptions used in the foregoing examples, including the assumed liquidation valuation amounts, are for illustrative purposes only and do not in any way reflect the beliefs, expectations or projections of MTI or the Series B Purchasers regarding the future. There can be no assurance if, when or at what price a Liquidation Event could occur.
      Each share of Series B Convertible Preferred Stock will be convertible at any time at the option of the holder thereof into a number of shares of common stock equal to the Series B Convertible Preferred Stock’s stated value divided by the conversion price, which is subject to adjustment in certain circumstances as set forth in the Certificate of Designation. The Series B Convertible Preferred Stock also has anti-dilution protection that will adjust the conversion price downwards using a weighted-average calculation in the event we issue certain additional securities at a price per share less than the conversion price of the Series B Convertible Preferred Stock then in effect.
      At any time on or after the fifth anniversary of the date the Series B Convertible Preferred Stock is issued, we will have the right to redeem all or certain portions of the Series B Convertible Preferred Stock then outstanding for an amount per share equal to the greater of (1) the stated value plus any accumulated but unpaid dividends thereon and (2) the average closing price per share of common stock on the Nasdaq Stock Market for the twenty (20) trading days prior to (and not including) the date upon which we exercise our right to redeem the Series B Convertible Preferred Stock, multiplied by the number of shares of common stock into which such share of Series B Convertible Preferred Stock (and any accumulated but unpaid dividends thereon) is convertible as of such date. The redemption by us will apply only to Series B Convertible Preferred Stock not converted prior to the redemption date stated in our redemption notice.
      At any time on or after the fifth anniversary of the date the Series B Convertible Preferred Stock is issued, each holder of Series B Convertible Preferred Stock will be entitled to require us to purchase all or any portion of such holder’s Series B Convertible Preferred Stock for an amount per share equal to the stated value plus any accumulated but unpaid dividends thereon.
      The holders of Series B Convertible Preferred Stock will be entitled to participate in future issuances of certain of our equity securities on a proportional basis.

Warrants
      At any time until ten years after the date on which the Series B Convertible Preferred Stock is issued, which is also the date on which the Warrants will be issued, the holders of the Warrants may acquire shares of common stock at an initial per share exercise price of one tenth of the per share purchase price of the Series B Convertible Preferred Stock, which will, as noted above, not exceed $1.95. The Warrants will be exercisable for cash or through a “cashless exercise” feature. The number of shares for which each Warrant is exercisable is subject to adjustment in the event of stock splits, recapitalizations or reorganizations. Upon certain fundamental transactions, such as a merger, consolidation or reclassification of our common stock, each Warrant will become exercisable for the same amount and kind of securities, cash or property as the holder would have been entitled to receive had it exercised the warrant for shares of common stock immediately prior to such event. If we declare any dividends on our common stock prior to the exercise of any Warrant, such dividends will be payable to the holder upon the subsequent exercise of the Warrant.

Amended and Restated Investor Rights Agreement
      We entered into an Investor Rights Agreement with the purchasers of our Series A Convertible Preferred Stock. In the Investor Rights Agreement, we granted the investors certain registration rights with respect to the shares of common stock that are issuable upon conversion of their shares of Series A Convertible Preferred Stock and upon exercise of the related warrants they received in the transaction, as well as any other shares of common stock that they may hold.
      In connection with the proposed sale of Series B Convertible Preferred Stock, we will amend and restate the Investor Rights Agreement. Pursuant to the terms of the Amended and Restated Investor Rights Agreement, we will grant the Purchasers certain registration rights with respect to (i) the shares of common stock that are issuable upon conversion of their shares of Series A Convertible Preferred Stock and upon exercise of the related warrants they received in connection with their purchase of Series A Convertible Preferred Stock, (ii) the shares of common stock that are issuable upon conversion of their shares of Series B Convertible Preferred Stock and the Warrants, and (iii) any other shares of common stock that the Purchasers may hold (collectively, “Registrable Shares”). The holders of a majority of the Registrable Shares are entitled to three demand registrations and unlimited incidental, or so-called “piggyback,” registration rights, subject to certain restrictions. In addition, we will be required to file a registration statement with the Securities and Exchange Commission covering the sale of the Registrable Shares, and will be required to keep the registration statement effective either until the Registrable Shares are sold or until they may be sold within a single 90-day period under Rule 144 promulgated under the Securities Act.

      If at any time the holders of the Series B Convertible Preferred Stock are unable to appoint the Series B Director by reason of the provisions of the Certificate of Designation, we will agree to increase the number of members of the Board of Directors to such number as will allow the holders of the Series B Convertible Preferred Stock to appoint the Series B Director. If the Board of Directors is prohibited from doing so by our by-laws, we have agreed that we will submit a proposal to our stockholders to expand the Board or Directors.
      The Series B Purchasers have agreed that for as long as Digital Media & Communications III Limited Partnership (“DMC III”) owns any shares of Series B Convertible Preferred Stock, it will be entitled to nominate the individual who will be submitted for election as the Series B Director, after consultation with the other holders of the Series B Convertible Preferred Stock. After DMC III no longer owns any shares of Series B Convertible Preferred Stock, the Series B Director will be nominated by stockholders holding a majority of the Series B Convertible Preferred Stock.
      Among other things, we (1) will be required to continue to comply with federal securities laws, (2) will not be permitted to grant registration rights to other persons that conflict with the registration rights of the Purchasers under the Amended and Restated Investor Rights Agreement, and (3) will be required to provide certain annual, quarterly and monthly financial information to the Purchasers.
Reasons for Stockholder Approval
      Our common stock is listed on The Nasdaq SmallCap Market and, as such, we are subject to the Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 4350(i)(1)(D) (the “Nasdaq 20% Rule”) requires that an issuer obtain stockholder approval prior to the issuance of common stock or securities convertible into or exercisable for common stock at a price less than the greater of market or book value of such securities (on an as-converted basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction.
      Shares of common stock issuable upon the exercise or conversion of the Series B Convertible Preferred Stock and the Warrants issued in the Series B financing are considered common stock issued for purposes of determining whether the 20% limit has been reached in the Series B financing. Assuming we issue the minimum of 1,025,641 shares of Series B Convertible Preferred Stock and warrants to purchase 3,846,150 shares of Common Stock in the Series B financing, and that those shares of Series B Convertible Preferred Stock are initially convertible into 10 shares of Common Stock, which equals 10,256,410 shares of common stock, we will have issued approximately 40% of our common stock or voting power outstanding before the transaction. Therefore, we are seeking stockholder approval of the Series B financing in order to comply with the Nasdaq 20% Rule.
      Nasdaq Marketplace Rule 4350(i)(1)(B) (the “Nasdaq Change of Control Rule”) requires listed issuers to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which will result in a change of control of the issuer. Generally, Nasdaq interpretations provide that a change of control would be deemed to occur, subject to certain limited exceptions, if after a transaction a person or an entity acquires 20% or more of an issuer’s then-outstanding capital stock. For the purposes of calculating the holding of such person or entity, Nasdaq would take into account, in addition to all of the shares of capital stock received by such person or entity in the transaction, all of the shares held by such person or entity unrelated to the transaction and would assume the conversion of any convertible securities and exercise of any options or warrants held by such person or entity. Based on the Purchasers’ proposed acquisition of Series B Convertible Preferred Stock and Warrants, coupled with their present ownership of Series A Convertible Preferred Stock and related warrants, we believe that consummation of the Series B financing could be deemed to effect a change of control under the Nasdaq Change of Control Rule, and are therefore seeking stockholder approval of the Series B financing in order to comply with the Nasdaq Change of Control Rule. Stockholders should note, however, that the change of control under Nasdaq interpretations applies only with respect to the Nasdaq Marketplace Rules, and notwithstanding those rules we do not deem the Series B financing to be an actual change in control.

      Finally, Nasdaq Rule 4350 (the “Compensation Rule”) also requires stockholder approval in connection with arrangements pursuant to which securities may be acquired by officers or directors of the issuer at a price below book or market value. As discussed below, our director Michael Pehl is a partner of Advent and may be deemed by Nasdaq to have an interest in the securities being issued. Therefore, we are also seeking stockholder approval in order to comply with the Compensation Rule.
      Approval of the Series B financing will constitute approval pursuant to each of the Nasdaq 20% Rule, the Nasdaq Change of Control Rule and the Compensation Rule.
Interests of Directors in the Series B Financing and Relationships with the Purchasers
      As part of our June 2004 sale of Series A Convertible Preferred Stock to the Series A Purchasers, Michael Pehl, a partner of Advent (which is an affiliate of and controls the Purchasers other than EMC), joined our Board of Directors, and a representative of EMC was granted rights to observe meetings of our Board of Directors. As of March 31, 2003, we entered into a reseller agreement with EMC and as a result we have become a reseller and service provider of EMC systems and software. Sales of EMC products accounted for approximately 86% of our total product revenue in our fiscal quarter ended July 2, 2005. Affiliates of Advent and EMC currently own approximately 18.3% of the outstanding shares of our capital stock, on an as converted basis assuming conversion of all the shares of Series A Convertible Preferred Stock and exercise of all the warrants they presently hold. If the Series B financing is consummated, the anti-dilution provisions of the Series A Convertible Preferred Stock will be triggered as discussed below. EMC, Advent and one of our other significant stockholders entered into a voting agreement in connection with the Series A financing. For additional information regarding that voting agreement and the Series A financing, see “Certain Relationships and Related Transactions — Series A Financing.”
Effects of the Series B Financing on Existing Stockholders
      While the Board of Directors has approved the Series B financing and has resolved that the Series B financing is in our best interests and those of our stockholders, you should consider the following factors as well as the other information contained in this Proxy Statement in evaluating this proposal.

Dilution
      Consummation of the Series B financing will have a substantial dilutive effect on our current stockholders. The Series B financing will increase substantially the number of shares of our capital stock currently outstanding on an as converted basis, and thereby the percentage ownership of our current stockholders other than the Purchasers will significantly decline as a result of the Series B financing. If the Series B financing is consummated, the Series A Convertible Preferred Stock conversion price will be reduced, based on a weighted-average adjustment, from $2.6465 to a lesser amount depending on the purchase price at which the Series B Convertible Preferred Stock is issued, thereby increasing the number of shares issuable in connection with the Series A financing. The Series A Purchasers have agreed, however, that the Series A Convertible Preferred Stock conversion price will not be reduced below $1.95 as a result of the issuance of the Series B Convertible Preferred Stock pursuant to the terms of the Securities Purchase Agreement. At a Purchase Price of $19.50, and a resultant adjustment of the conversion price of the Series A Convertible Preferred Stock, the Purchasers will own approximately 38% of the outstanding shares of our common stock, on an as converted basis assuming conversion of all the shares of the Series A and Series B Convertible Preferred Stock and exercise of all the related warrants. The application of any additional anti-dilution adjustments to the conversion price of the Series B Convertible Preferred Stock could further increase dilution. The Purchasers currently own approximately 18.3% of the outstanding shares of our capital stock, on an as converted basis assuming conversion of all the shares of Series A Convertible Preferred Stock and exercise of all the warrants they presently hold.

Effect of Actual or Potential Future Conversion Below Market Price
      The Series B financing will substantially increase the number of shares of common stock we may be required to issue below the then-current market price of our common stock. The issuance of common stock upon the conversion of the Series B Convertible Preferred Stock and upon exercise of the Warrants could have a depressive effect on the market price of, and reduce trading activity in, the common stock by increasing the amount of shares of common stock outstanding. Such downward pressure could encourage short sales by certain investors, which could place further downward pressure on the price of the common stock.

Controlling Interest of Entities Affiliated with and Controlled by Advent
      Entities affiliated with and controlled by Advent would collectively beneficially own approximately 28% of our common stock following the Series B financing at a Purchase Price of $19.50 per share of Series B Convertible Preferred Stock. Their ownership interest could be substantially greater if the Purchase Price of the Series B Convertible Preferred Stock is less than $19.50 per share, as discussed above. As a result of their ownership interest, in addition to their voting agreement with Canopy, the Advent affiliates will have substantial influence over our management, operations and potential significant corporate actions. This concentration of ownership may also discourage, delay or prevent a change of control of our company, which could deprive our other stockholders of an opportunity to receive a premium for their stock as part of a sale of our company, could harm the market price of our common stock and could impede our growth. The Advent entities are not prohibited from selling a controlling interest in us to a third party, including a participant in our industry.
Board Recommendation and Vote Required; Fiduciary Out and Termination Fees
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO APPROVE THE SERIES B FINANCING. The affirmative vote of (i) the holders of a majority of the shares of common stock and Series A Convertible Preferred Stock, voting together as a single class, present in person or represented by proxy and entitled to vote at the Annual Meeting and (ii) the holders of a majority of the outstanding shares of Series A Convertible Preferred Stock, voting as a separate class, is required to approve this Proposal 1. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes do not affect the outcome. Abstentions are treated as represented at the meeting and will have the effect of votes against the proposal.
      Receiving stockholder approval of the matter discussed below in Proposal 2 is a condition of closing the Series B financing as described in this Proposal 1. Therefore, if stockholder approval of Proposal 2 is not obtained, the Series B financing as described in this Proposal 1, regardless of whether it was approved by stockholders, will not be consummated unless the Series B Purchasers, in their sole discretion, waive the condition.
      Our board of directors is required under the Securities Purchase Agreement to recommend that you vote to approve the Series B financing. However, our board of directors has concluded that the terms of the Series B financing are just and reasonable and that consummation of the Series B financing is in our best interests and those of our stockholders. Our Board of Directors may withdraw or modify its approval and recommendation of the Series B financing if it determines in good faith, after (i) it has received a Superior Proposal (as defined in the Securities Purchase Agreement), (ii) consulted with independent outside counsel, and (iii) it considers any adjustments in the terms and conditions of the Series B financing that the Purchasers may propose during the time period specified in the Securities Purchase Agreement, that the failure to approve or recommend such Superior Proposal would reasonably be expected to violate the Board of Directors’ fiduciary duties under applicable law.
      We will be obligated to pay the Series B Purchasers a termination fee of $1 million if the Securities Purchase Agreement is terminated (i) by the Purchasers following a breach of any of our representations, warranties, covenants and agreements that would cause certain closing conditions to not be satisfied, and such breach is not cured by the earlier of 30 days after we receive notice of the breach or November 15, 2005; (ii) by us or the Purchasers if consummation of the transactions contemplated by the Securities Purchase

Agreement becomes illegal or otherwise permanently prohibited; or (iii) upon our stockholders approving a Superior Proposal, which termination would occur automatically upon such an approval under the terms of the Securities Purchase Agreement.
PROPOSAL TWO
Amendment of Certificate of Designation
of
Series A Convertible Preferred Stock
Summary
      In connection with its approval of the Series B financing discussed in Proposal 1, our board of directors approved the adoption of a Certificate of Amendment (the “Certificate of Amendment”) of the Certificate of Designation (the “Series A Certificate”) governing the rights, preferences and privileges of our Series A Convertible Preferred Stock. The Certificate of Amendment must be approved by the holders of a majority of our Series A Convertible Preferred Stock, as well as by the holders of a majority of our common stock, in order to be adopted. The holders of our Series A Convertible Preferred Stock will not be entitled to vote with the holders of our common stock when voting on this proposal. The form of Certificate of Amendment is included as Exhibit G (beginning on page A-107) to the Securities Purchase Agreement, which is attached as Appendix A to this proxy statement. We encourage you to read the full text of the Certificate of Amendment.
Purpose and Effect of the Certificate of Amendment
      The Certificate of Amendment amends the Series A Certificate to: (i) remove the “conversion threshold” provision that it currently contains; (ii) revise the liquidation preferences of the Series A Convertible Preferred Stock in light of the issuance of the Series B Convertible Preferred Stock; and (iii) to make conforming changes to the preemptive rights granted to the Series A Convertible Preferred Stock to reflect the issuance of the Series B Convertible Preferred Stock.
      The Series A Certificate currently contains a “conversion threshold” provision that places a cap on the aggregate number of shares of our common stock that can be issued upon conversion of shares of Series A Convertible Preferred Stock. The conversion threshold provision provides that if a stockholder seeks to convert shares of Series A Convertible Preferred Stock (including any accumulated and unpaid dividends), and the conversion would require us to issue a number of shares of common stock which, when added to the number of shares of common stock issued pursuant to any prior conversions of Series A Convertible Preferred Stock (including with respect to dividends), would exceed the conversion threshold, then (x) the converting stockholder is only entitled to convert an amount of Series A Convertible Preferred Stock, if any, that would not require us to issue shares of common stock that would exceed the conversion threshold, and (y) we must redeem for cash any portion of the Series A Convertible Preferred Stock (including accumulated and unpaid dividends) not then convertible as a result of the conversion threshold.
      If the Certificate of Amendment is approved, the conversion threshold provision of the Series A Certificate will be removed and the holders of the Series A Convertible Preferred Stock will be entitled to convert their shares (including accumulated and unpaid dividends) into shares of common stock without regard for the limit previously imposed by the conversion threshold provision. The removal of the conversion threshold provision may permit the holders of the Series A Convertible Preferred Stock to receive a greater number of conversion shares than they could currently receive in the event they convert their shares. In the event of conversion prior to a merger, sale, liquidation or other significant corporate transaction involving our company the amount of consideration available for distribution to holders of junior securities such as our common stock would be reduced.
      The Series A Certificate sets forth certain liquidation preferences in favor of the Series A Convertible Preferred Stock. These preferences specify that in the event of any “Liquidation” (as defined in the Series A Certificate), which includes the liquidation, dissolution or winding up of our company, as well as certain mergers, consolidations and recapitalizations of the company and the sale of all or substantially all of our assets, after the liquidation preference payment to holders of Series B Convertible Preferred Stock as set forth in the subsection entitled “Certificate of Designation” in Proposal 1, the holders of our Series A Convertible Preferred Stock will receive their payments before any payments are made to the holders of other classes of our stock, including our common stock, that rank junior to the Series A Convertible Preferred Stock upon liquidation. Holders of Series B Convertible Preferred Stock and Series A Convertible Preferred Stock have the right to payment of their liquidation preference out of all of our assets available for distributions to stockholders before the holders of common stock will receive any distributions. The amount of any such payment would be determined pursuant to formulas set forth in the Series A Certificate.
      Because the Series B Convertible Preferred Stock, if issued, would rank senior to the Series A Convertible Preferred Stock upon liquidation, the Certificate of Amendment also amends the liquidation preference provisions of the Series A Certificate to reflect the issuance of the Series B Convertible Preferred Stock and to clarify the liquidation preferences of the Series A Convertible Preferred Stock in light of and with respect to the liquidation preferences of the Series B Convertible Preferred Stock. For an illustration of hypothetical liquidation payments to holders of MTI’s capital stock based on assumed circumstances, including the adoption of the Certificate of Amendment, see the subsection entitled “Certificate of Designation” in Proposal 1.
      The Certificate of Amendment also makes conforming changes to the preemptive rights granted to the Series A Convertible Preferred Stock to reflect the issuance of the Series B Convertible Preferred Stock. Among other things, the preemptive rights currently require us to, prior to issuing, selling or exchanging our securities in certain circumstances, offer the securities to the holders of the Series A Convertible Preferred Stock and allow them to purchase the securities on the same terms which we would otherwise issue, sell or exchange the securities to third parties. The Certificate of Amendment amends the preemptive rights contained in the Series A Certificate to conform those rights between the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock. The preemptive rights of the Series A Convertible Preferred Stock will remain substantially identical to what they currently provide, and the preemptive rights of the Series B Convertible Preferred Stock will be substantially identical to those of the Series A Convertible Preferred Stock.
Reason for Stockholder Approval
      As noted in Proposal 1, our common stock is listed on The Nasdaq SmallCap Market and we are therefore subject to the Nasdaq 20% Rule. The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to issuing common stock or securities convertible into or exercisable for common stock at a price less than the greater of market or book value of such securities (on an as-converted basis) if the issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction. Issuers can comply with this 20% limitation by placing a cap on the number of shares that can be issued in the transaction, such that there cannot, under any circumstances, be an issuance of 20% or more of the common stock or voting power previously outstanding.
      As part of our June 2004 Series A financing noted in Proposal 1, we issued shares of Series A Convertible Preferred Stock in a private placement to the Series A Purchasers. We were not required to obtain stockholder approval of the transaction under Nasdaq rules in part because the Series A Certificate contains a “conversion threshold” provision. As discussed above, the conversion threshold provision provides that if a stockholder seeks to convert shares of Series A Convertible Preferred Stock (including accumulated and unpaid dividends), and the conversion would require us to issue a number of shares of common stock which, when added to the number of shares of common stock issued pursuant to any prior conversions of Series A Convertible Preferred Stock (including with respect to dividends), would exceed the conversion threshold, then (x) the converting stockholder is only entitled to convert an amount of Series A Convertible Preferred Stock, if any, that would not require us to issue shares of common stock that would exceed the conversion threshold, and (y) we must redeem for cash any portion of the Series A Convertible Preferred Stock (including accumulated and unpaid dividends) not then convertible as a result of the conversion threshold. The conversion threshold contained in the Series A Certificate is currently 6,880,139 shares of common stock

(subject to future adjustment for stock splits, stock dividends, recapitalizations and similar adjustments to our capital stock), which represents approximately 19.9% of the number of shares of our common stock that was outstanding when the Series A Convertible Preferred Stock was issued.
      Because we are proposing to remove the conversion threshold provision of the Series A Certificate, we are required under the Nasdaq 20% rule to obtain stockholder approval of the change. The other proposed changes to the Series A Certificate do not require stockholder approval pursuant to Nasdaq Marketplace Rules. The changes to the Series A Certificate that do not require approval of holders of our common stock may be made in the event that Proposal 1 is approved and the Series B Purchasers, in their absolute discretion, waive the condition to closing the Series B financing related to the approval of this Proposal 2.
Interested Parties and Related Transactions
      The interests noted under “Interests of Directors in the Series B Financing and Relationships with the Purchasers” under Proposal 1 above are also applicable with respect to this Proposal 2.
Board Recommendation and Vote Required
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO ADOPT THE CERTIFICATE OF AMENDMENT TO THE SERIES A CERTIFICATE. The affirmative vote of (i) the holders of a majority of the outstanding shares of common stock (not including shares of common stock issuable upon conversion of the Series A Convertible Preferred Stock) present in person or represented by proxy and entitled to vote at the Annual Meeting and (ii) the holders of a majority of the outstanding shares of Series A Convertible Preferred Stock, voting as a separate class, is required to approve this Proposal 2. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes do not affect the outcome. Abstentions are treated as represented at the meeting and will have the effect of votes against the proposal.
      If this Proposal 2 is approved by our stockholders, then the Series A Certificate will be amended as set forth in the Certificate of Amendment. However, if the Series B financing is not approved by our stockholders, then this proposal to amend the Series A Certificate will not be implemented, notwithstanding that it may have been approved by our stockholders. Furthermore, because receiving stockholder approval of the Certificate of Amendment is a condition of closing the Series B financing, if stockholder approval of this Proposal 2 is not obtained, the Series B financing, regardless of whether it was approved by stockholders, will not be consummated unless the Series B Purchasers, in their sole discretion, waive the condition.
PROPOSAL THREE
Election of Directors
      Our Board of Directors consists of seven persons, each serving until the next annual meeting of stockholders or until his successor has been duly elected and qualified.
      In accordance with the process described below under the heading “Nominating Committee — the Director Nominating Process” the Board of Directors has proposed the following nominees for election as directors by holders of common stock: Thomas P. Raimondi, Jr., Lawrence P. Begley, Franz L. Cristiani, William Mustard, John T. Repp and Kent D. Smith. Michael Pehl has been nominated for election as the Series A Director, which he currently serves as, by holders of Series A Convertible Preferred Stock. The persons named in the enclosed proxy intend to vote the proxy for the election of each of these nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees.
BOARD RECOMMENDATION AND VOTE REQUIRED
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW. The proxies given to the proxyholders will be voted or not voted as directed thereon, and if no direction is given, common stock will be voted “FOR” approval of Thomas P. Raimondi, Jr., Lawrence P. Begley, Franz L. Cristiani, William Mustard, John T. Repp, and Kent D. Smith, and Series A Convertible Preferred Stock will be voted “FOR” approval of Michael Pehl. The Board of

Directors knows of no reason why any of the nominees would be unable or unwilling to serve, but if the nominees should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other persons to the office of director as the Board of Directors may recommend in the place of such nominees.
NOMINEES FOR DIRECTOR
      The following table sets forth the names, ages and positions of all directors as of August 19, 2005. A summary of the background and experience of each of these individuals is set forth after the table.
      There are no family relationships among our directors or executive officers.
DIRECTORS

Name	Age	Position(s)	Committee(s)

Thomas P. Raimondi, Jr.	48	Chairman of the Board of Directors, President and Chief Executive Officer, Nominee
Lawrence P. Begley	49	Director, Nominee	Audit, Compensation and Nominating
Franz L. Cristiani(1)	63	Director, Nominee	Audit and Nominating
William Mustard	52	Director, Nominee	Nominating
Michael Pehl(2)	44	Director, Nominee	Compensation and Nominating
John T. Repp	67	Director, Nominee	Compensation
Kent D. Smith(3)	56	Director, Nominee	Audit and Compensation

(1)	Chairman of the Audit Committee and Lead Director.

(2)	Chairman of the Nominating Committee, Series A Director. If Proposal 1 is approved by stockholders at the Annual Meeting, Mr. Pehl’s service on the Compensation Committee and the Nominating Committee will terminate promptly thereafter.

(3)	Chairman of the Compensation Committee.
      Thomas P. Raimondi, Jr. was named our President and Chief Executive Officer in December 1999 and Chairman of the Board of Directors in July 2002. Mr. Raimondi has been with our company since 1987. Mr. Raimondi was a member of the Board of Directors of The SCO Group, Inc. (formerly Caldera Systems Inc.), a software solutions provider company, from September 1999 to December 2004.
      Lawrence P. Begley was elected a director in February 2005. Mr. Begley is presently self-employed as a consultant and is a certified public accountant. From March 2000 to May 2001, Mr. Begley served as Executive Vice President, Chief Financial Officer and Treasurer for CCBN.com, a global leader in direct Internet communications between public companies and the investment community. From November 1999 to February 2000, Mr. Begley was Executive Vice President, Chief Financial Officer and Director for Razorfish, a global digital solutions provider. Mr. Begley has been a member of the Board of Directors of Keane, Inc., since May 2005. Mr. Begley also serves as a member of the Board of Directors of various privately held companies.
      Franz L. Cristiani was elected a director in December 2000. From 1976 to 1999, Mr. Cristiani was a partner with Arthur Andersen & Company, specializing in accounting services offered to public companies. Mr. Cristiani is presently self-employed. Mr. Cristiani has been a member of the Board of Directors of BioMarin Pharmaceutical Inc. since June 2002 and Nature’s Sunshine Products Inc., since May 2004. Mr. Cristiani also serves as a member of the Board of Directors of Vitasoy USA, a subsidiary of a Hong Kong public company and Accuray, Inc., a private company.

      William Mustard was elected a director in April 2005. Mr. Mustard is President and CEO of The Canopy Group, Inc., (“Canopy”) a technology venture fund, which seeds, incubates and accelerates emerging technology companies. Prior to joining Canopy, Mr. Mustard held a number of positions with the Stenbeck organization of companies including CFO of Millicom Inc., an international telecommunications and media group from 1992 to 1993; President and CEO of Great Universal Inc., a start-up investment holding company — a subsidiary of Millicom International Cellular S.A., from 1994 to 2003; and Managing Director of SISF, an international professional services organization providing business risk management, financial investigation and corporate governance services from 2000 to 2003. Mr. Mustard was also a Managing Director of Smooth Engine Inc., a growth consulting firm from 2003 to 2004.
      Michael Pehl was elected as a director in June 2004. Mr. Pehl is an Operating Partner of Advent International Corporation (“Advent”) since 2000. Prior to working with Advent, he was President and COO of Razorfish Inc., which he joined in 1999 following the merger of Razorfish and iCube. Mr. Pehl was Chairman and CEO of iCube from 1996 to 1999. Prior to iCube, he founded and spearheaded International Consulting Solutions (“ICS”), an SAP implementation and business process consultancy. Since August 2003, Mr. Pehl has served as a member of the Board of Directors of Aspen Technology, Inc., a provider of software and services company to the process industries. The holders of the Series A Convertible Preferred Stock are entitled to elect one director to our board. Mr. Pehl serves as the Series A director. See “Certain Relationships and Related Transactions,” below.
      John T. Repp has been a director since February 1998. Mr. Repp has been a sales consultant to several technology firms, including ours, since 1996. From 1989 to 1995, Mr. Repp was the Vice President of Sales for Seagate Technology, Inc., a software developer and manufacturer of disk drives. Prior to joining Seagate, Mr. Repp spent twenty-two years with Control Data Corporation in various positions in sales and operations.
      Kent D. Smith was elected a director of our company in August 2001. Mr Smith is Vice President, Business Development of Wily Technology. Mr. Smith was a partner with Smith, Diamond and Associates, a consulting firm specializing in sales and services consulting for technology companies, from February 2001 to June 2002. From 1995 to 2001, Mr. Smith was an Executive Vice President for Worldwide Sales with Legato Systems, Inc., an organization that delivers worldwide enterprise class software solutions and services.
      On March 10, 2005, Ralph J. Yarro, III and Darcy G. Mott resigned from our Board of Directors in conjunction with their resignation from their positions with Canopy. On March 18, 2005, director Val Kreidel passed away.
DIRECTORS’ FEES AND OPTIONS
      Each non-employee director receives annual compensation in the amount of $25,000, paid in quarterly installments at the beginning of each fiscal quarter. In addition, each Compensation Committee member, Audit Committee member, Chair of the Audit Committee and Lead Director receives annual fees of $2,500, $5,000, $5,000 and $15,000 respectively. Our employee director, Mr. Raimondi, did not receive any cash compensation for serving on the Board of Directors for the fiscal year ended April 2, 2005, but was reimbursed for expenses incurred in attending board meetings. Each non-employee director is included in our executive medical plan. During fiscal 2005, we paid $23,550 and $7,180 for medical expenses not otherwise covered by insurance for Messrs. Cristiani and Repp, respectively.
      Our non-employee directors are permitted to participate in our investment and tax planning program. During fiscal year 2005, no expenses were reimbursed to, or fees incurred on behalf of, any non-employee director under this program.
      Each non-employee director is granted a nonqualified option to purchase 50,000 shares of common stock under the 2001 Non-Employee Director Option Program (the “Program”) upon election or appointment to the Board of Directors. In addition, the Program provides that each non-employee director who is a director immediately prior to an annual meeting of our stockholders and who continues to be a director after such meeting, provided that such director has served as such for at least 11 months, will be granted an option to purchase 25,000 shares of common stock on the related annual meeting date. Options granted under the

Program vest and become exercisable in three equal installments on each anniversary of their respective grant date. On September 8, 2004, we granted each non-employee director other than Mr. Pehl an option to purchase 25,000 shares of common stock with an exercise price of $2.08. Mr. Pehl was granted an option to purchase 50,000 shares of common stock with an exercise price of $3.15 on his election in June 2004. Mr. Begley was granted an option to purchase 50,000 shares of common stock with an exercise price of $2.70 on his election in February 2005. Mr. Mustard was granted an option to purchase 50,000 shares of common stock with an exercise price of $1.46 on his election in April 2005. Immediately after our Annual Meeting, Messrs. Cristiani, Pehl, Repp and Smith will be granted options to purchase 25,000 shares of common stock at the fair market value on such date.
DIRECTOR INDEPENDENCE
      The Board of Directors has determined that each member of the board is currently an “independent director” as defined in Rule 4200(a) (15) of the Nasdaq Marketplace Rules, with the exception of Mr. Raimondi, our Chief Executive Officer. In reaching this conclusion, the board considered all relevant facts and circumstances with respect to any direct or indirect relationships between our company and each of the non-management directors. The board determined that any relationships that now exist, or may have existed in the past, between our company and each of the non-management directors have no material effect on their independence and do not otherwise disqualify any of them from being deemed an independent director under applicable Nasdaq Marketplace Rules.
      In accordance with the Board of Directors’ independence determination, and assuming the consummation of the Series B financing, five of the seven current members of the board are independent directors. All of the members of the standing committees of the board are currently independent directors. If Proposal 1 receives requisite approval from stockholders at the Annual Meeting, however, Mr. Pehl will no longer be deemed an independent director under applicable Nasdaq rules and will resign or be removed from his positions on the Compensation Committee and the Nominating Committee promptly thereafter.
COMMUNICATIONS WITH THE BOARD
      Stockholders and other parties interested in communicating with the non-management directors as a group may do so by writing to the Board of Directors, c/o Corporate Secretary, MTI Technology Corporation, 14661 Franklin Avenue, Tustin, California 92780. The Secretary will review and forward to the appropriate members of the board copies of all such correspondence that, in the opinion of the Secretary, deals with the functions of the board or its committees or that the Secretary otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chairman of the Audit Committee and will be handled in accordance with procedures established by the board’s Audit Committee.
CODE OF BUSINESS CONDUCT
      We have adopted a Code of Business Conduct and Ethics for our directors, officers and employees, including our principal executive officer, principal financial officer, and principal accounting officer. Our Code of Business Conduct and Ethics can be found on our website at www.mti.com. We will provide a copy of the Code to any person, without charge, upon written request to our Corporate Secretary.
COMMITTEES OF THE BOARD
      Our Board of Directors currently has three committees: the Audit Committee, the Compensation Committee and the Nominating Committee.
      Audit Committee. The members of the Audit Committee during fiscal year 2005 were Messrs. Begley, Cristiani, Repp, and Smith. Mr. Cristiani serves as the Chairman of the Audit Committee. On February 10, 2005, Mr. Begley was appointed a member of the Audit Committee. On July 23, 2004, our Board of Directors adopted the Amended and Restated written Charter for the Audit Committee. The Amended and Restated Charter of the Audit Committee can be found on our website at www.mti.com. The Board of Directors has determined that each of the members of the Audit Committee is independent as defined in applicable rules of Nasdaq and the Securities and Exchange Commission. The functions of the Audit Committee are discussed in the charter, and include:

•	appointing, compensating and overseeing of our independent auditors;

•	overseeing the integrity of our financial statements and our compliance with legal and regulatory requirements;

•	reviewing and approving all related party transactions;

•	discussing earnings press releases and financial information and earnings guidance provided to analysts and rating agencies; and

•	producing an annual report for inclusion in our Proxy Statement, in accordance with applicable rules and regulations.
      Mr. Cristiani was a partner with Arthur Andersen from 1976 to 1999, specializing in accounting services provided to public companies. The Board of Directors has determined that Mr. Cristiani is an “audit committee financial expert” as defined under the applicable rules of the Securities and Exchange Commission and has the requisite financial sophistication as defined under the applicable rules of Nasdaq. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules of Nasdaq.
      Compensation Committee. The members of the Compensation Committee during fiscal year 2005 were Messrs. Mott, Pehl, Repp and Smith. Mr. Smith serves as the Chairman of the Compensation Committee. On March 10, 2005, Mr. Mott resigned from the Board of Directors and all committees on which he served. In May 2005, Mr. Begley was appointed to serve on the Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee is an independent director as defined in applicable Nasdaq rules. If Proposal 1 receives requisite approval from stockholders at the Annual Meeting, however, Mr. Pehl will no longer be deemed an independent director under applicable Nasdaq rules and will resign or be removed from his position on the Compensation Committee promptly thereafter. The Compensation Committee reviews and approves salary and bonus levels and stock option grants for executive officers and administers our 2001 Stock Incentive Plan.
      Nominating Committee. The members of the Nominating Committee during fiscal year 2005 were Messrs. Begley, Cristiani, Pehl, and Yarro. On March 10, 2005, Mr. Yarro, who was the Chairman of the Nominating Committee resigned from the Board of Directors and all committees on which he served. In March 2005, Mr. Pehl was elected Chairman of the Nominating Committee and Mr. Begley was appointed a member of the Nominating Committee. In August 2005, Mr. Mustard was appointed to serve on the Nominating Committee. The Board of Directors has determined that each of the members of the Nominating Committee is an independent director as defined in applicable Nasdaq rules. If Proposal 1 receives requisite approval from stockholders at the Annual Meeting, however, Mr. Pehl will no longer be deemed an independent director under applicable Nasdaq rules and will resign or be removed from his position on the Nominating Committee promptly thereafter. The Nominating Committee identifies individuals qualified to become members of the Board of Directors and recommends to the Board of Directors the director nominees for the next annual meeting of stockholders. The Board of Directors has established the goals and procedures described below for the Nominating Committee in order for it to carry out these functions. A copy of the Goals and Procedures of the Nominating Committee can be found on our website at www.mti.com.
      The Director Nominating Process. In identifying new board candidates, the Nominating Committee will seek recommendations from existing board members and executive officers. In addition, the Nominating Committee intends to consider any candidates that may have been recommended by any of our stockholders who have chosen to make those recommendations in accordance with the procedures described below. The Nominating Committee also has the authority to engage an executive search firm and other advisors as it deems appropriate to assist in identifying qualified candidates for the board.
      In assessing and selecting board candidates, the Nominating Committee will consider such factors, among others, as the candidate’s independence, experience, knowledge, skills and expertise, as demonstrated by past employment and board experience; the candidate’s reputation for integrity; and the candidate’s participation in local community and local, state, regional or national charitable organizations. When selecting a nominee from among candidates considered, the Nominating Committee will conduct background inquiries of and interviews with the candidates the Nominating Committee members believe are best qualified to serve as directors. The Nominating Committee members will consider a number of factors in making their selection of a nominee from among those candidates, including, among others, whether the candidate has the ability, willingness and enthusiasm to devote the time and effort required of members of the board; whether the candidate has any conflicts of interest or commitments that would interfere with the candidate’s ability to fulfill the responsibilities of directors of our company, including membership on board committees; whether the candidate’s skills and experience would add to the overall competencies of the board; and whether the candidate has any special background or experience relevant to our business.
      Stockholder Recommendation of Board Candidate. Any stockholder desiring to submit a recommendation for consideration by the Nominating Committee of a candidate that the stockholder believes is qualified to be a board nominee at any upcoming stockholders meeting may do so by submitting that recommendation in writing to the Nominating Committee not later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to stockholders. However, if the date of the upcoming annual meeting has been changed by more than 30 days from the date of the prior year’s meeting, the recommendation must be received within a reasonable time before we begin to print and mail our proxy materials for the upcoming annual meeting. In addition, the recommendation should be accompanied by the following information: (i) the name and address of the nominating stockholder and of the person or persons being recommended for consideration as a candidate for board membership; (ii) the number of shares of voting stock of our company that are owned by the nominating stockholder, his or her recommended candidate and any other stockholders known by the nominating stockholder to be supporting the candidate’s nomination; (iii) a description of any arrangements or understandings, that relate to the election of our board of directors, between the nominating stockholder, or any person that (directly or indirectly through one or more intermediaries) controls, or is controlled by, or is under common control with, such stockholder and any other person or persons (naming such other person or persons); (iv) such other information regarding each such recommended candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (v) the written consent of each such recommended candidate to be named as a nominee and, if nominated and elected, to serve as a director. Such nominations should be sent to the Nominating Committee, c/o Corporate Secretary, MTI Technology Corporation, 14661 Franklin Avenue, Tustin, California 92780.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      As of April 2, 2005, the Compensation Committee consisted of Messrs. Pehl, Repp, and Smith. None of these persons is or has been an officer or employee of our company or any of its subsidiaries. In addition, there are no Compensation Committee interlocks among our company and other entities involving its executive officers and members of the Board of Directors who serve as executive officers of such entities.
ATTENDANCE AT BOARD, COMMITTEE AND ANNUAL MEETINGS
      During the fiscal year ended April 2, 2005, the Board of Directors met 9 times. In addition, the Audit Committee, Compensation, Nominating Committees met 7, 10, and 4 times, respectively. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and all committees on which such director served. All directors then serving, except for Mr. Smith, attended last year’s Annual Meeting of the Stockholders.

EXECUTIVE OFFICERS
      The following table sets forth the names and ages of all executive officers of our company as of August 19, 2005. A summary of the background and experience of each of these individuals is set forth below.

Name	Age	Position(s)

Thomas P. Raimondi, Jr.	48	Chairman, President and Chief Executive Officer
Jon Caputo	59	Executive Vice President, Worldwide Operations
Keith Clark	51	Executive Vice President, European Operations
Scott J. Poteracki	52	Executive Vice President, Chief Financial Officer and Secretary
Richard L. Ruskin	46	Executive Vice President, U.S. Sales and Marketing
      Thomas P. Raimondi, Jr. was named our President and Chief Executive Officer in December 1999 and Chairman of the Board of Directors in July 2002. From April 2001 until July 2002, Mr. Raimondi was Vice Chairman of the Board of Directors. From July 1998 to December 1999, Mr. Raimondi was our Chief Operating Officer. Mr. Raimondi served as Senior Vice President and General Manager from May 1996 until July 1998 and was Vice President, Strategic Planning, Product Marketing and Director of Marketing from 1987 until May 1996. Mr. Raimondi joined our company in 1987. Mr. Raimondi was a member of the Board of Directors of The SCO Group, Inc. (formerly Caldera Systems Inc.) from September 1999 to December 2004.
      Jon Caputo was appointed our Executive Vice President, Worldwide Operations in May 2005. Mr. Caputo served as Vice President of Americas Professional Services from 1999 to 2005 for Sun Microsystems, Inc. From 1997 to 1998, Mr. Caputo was Vice President of Customer Operations and Professional Services for New World Systems Corporation, a software company specializing in public sector applications. Before joining New World Systems, he held a number of Sales and Service Management positions from 1971 to 1996 with Digital Equipment Corporation, including Vice President, Americas Systems Integration; Vice President, Asia Pacific Integration Services; Director, Global Systems Integration Business Development. Mr. Caputo has served as a member of the Board of Directors for the Carnegie Group, Inc.; a member of the Board of Advisors for Equinox Solutions, Inc.; and a member of the customer Advisory Board for Encore Solutions.
      Keith Clark was named Executive Vice President, European Operations in May 2005. From February 2003 to May 2005, Mr. Clark was our Executive Vice President, Worldwide Operations. Mr. Clark served as Senior Vice President and General Manager Europe from April 2000 to February 2003 and as Vice President European Operations from April 1994 to April 2000. Mr. Clark joined our company in January 1990 as European Client Services Manager. Before joining MTI, Mr. Clark served in a number of senior management positions within Europe during a ten-year period for System Industries, Inc., a data-storage company in the DEC marketplace.
      Scott J. Poteracki was named Executive Vice President, Chief Financial Officer, and Secretary in November 2004. Prior to joining MTI, from October 2002 to November 2004, Mr. Poteracki was Chief Financial Officer for Cray, Inc., a provider of high-performance computing solutions. Mr. Poteracki served as Corporate Controller and Senior Director, Finance at Broadcom, Inc., from 2000 to 2002. Before joining Broadcom, Mr. Poteracki worked at Motorola, Inc. for more than 20 years, in various accounting/finance roles, including most recently as Corporate Director of Finance for their Internet & Networking Group.
      Richard L. Ruskin was named Executive Vice President, U.S. Sales and Marketing in September 2003. Mr. Ruskin rejoins us in the role he held at MTI from 1997 to 2001. Mr. Ruskin spent a total of 11 years at MTI, starting as Regional Sales Manager in 1990 and eventually running the sales and marketing efforts for several years. Between 2001 and 2003, Mr. Ruskin ran the sales and field operations organization for Storability Software, a provider of storage management software. Prior to joining MTI in 1990, Mr. Ruskin spent seven years in various sales management positions at System Industries, a pioneer in the plug compatible storage industry. Mr. Ruskin has now spent the last 22 years exclusively in the data storage business.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires that our executive officers and directors file reports of beneficial ownership on Form 3 and changes in beneficial ownership on Forms 4 and 5 with the Securities and Exchange Commission (“SEC”). Based solely on our review of the Forms 3, 4 and 5 filed by or on behalf of our executive officers and directors, we believe that, during the fiscal year ended April 2, 2005, all Section 16(a) filing requirements applicable to our executive officers and directors were complied with pursuant to the SEC rules, except that late filings on Forms 3 and 4 were made on March 2, 2005 by Mr. Begley with respect to his initial statement of beneficial ownership upon his election as a director and a stock option grant of 50,000 shares on February 10, 2005, respectively; a late filing on Form 4 for Mr. Cristiani was made on March 1, 2005 relating to the purchase of 10,000 shares of common stock that occurred on November 26, 2004; and a late filing on Form 4 for Mr. Ruskin was made on December 3, 2004 relating to a stock option grant of 150,000 shares on November 11, 2004.
EQUITY SECURITIES AND PRINCIPAL HOLDERS THEREOF
      As of August 19, 2005, we had two classes of voting securities: common stock and Series A Convertible Preferred Stock. Subject to applicable Nasdaq rules, the Series A Convertible Preferred Stock votes on an as-converted basis (currently equal to 8.5369 votes per share) with the common stock, except that the Series A Convertible Preferred Stock does not vote on the election of directors other than the Series A Director. The Series A Convertible Preferred Stock is also entitled to a separate class vote with respect to certain significant corporate actions, as described in “Certain Relationships and Related Transactions” and as set forth in the Certificate of Designation governing the Series A Convertible Preferred Stock.

      The following tables set forth certain information regarding the beneficial ownership of our voting stock as of August 19, 2005, by (i) each person known by us to own more than 5% of such shares, (ii) each of our directors, (iii) our Chief Executive Officer and each of our named executive officers, and (iv) all of our directors and executive officers as a group. Ownership information has been supplied by the persons concerned.
COMMON STOCK

	Shares Beneficially
	Owned(2)

Name and Address of Beneficial Owner(1)	Number	Percent

The Canopy Group, Inc(3)	14,463,285	40.75%
333 South 520 West, Suite 300 Lindon, Utah 84042
Advent International Corporation(4)	5,347,671	13.09%
75 State Street, 29th Floor Boston, MA 02109
EMC Corporation(5)	1,944,607	5.19%
176 South Street Hopkinton, MA 01748
Thomas P. Raimondi, Jr.(6)	910,569	2.50%
Lawrence P. Begley	0	*
Franz L. Cristiani(7)	120,001	*
William Mustard(8)	14,463,285	40.75%
Michael Pehl(9)	5,364,338	14.62%
John T. Repp(10)	105,001	*
Kent D. Smith(11)	100,001	*
Nick Boland(12)	516,268	1.43%
Jon Caputo(13)	15,000	*
Keith Clark(14)	756,245	2.09%
Scott J. Poteracki(15)	167,043	*
Richard L. Ruskin(16)	249,876	*
All directors and officers as a group (12 persons)(17)	22,767,627	57.61%

*	Less than 1%

SERIES A CONVERTIBLE PREFERRED STOCK

	Shares Beneficially
	Owned(2)

Name and Address of Beneficial Owner	Number	Percent

Digital Media & Communications III Limited Partnership(18)	87,007	15.35
Digital Media & Communications III-A Limited Partnership(18)	41,661	7.35
Digital Media & Communications III-B Limited Partnership(18)	15,418	2.72
Digital Media & Communications III-C Limited Partnership(18)	216,073	38.12
Digital Media & Communications III-D C.V.(18)	28,568	5.04
Digital Media & Communications III-E C.V.(18)	19,045	3.36
Advent Partners DMC III Limited Partnership(18)	6,122	1.08
Advent Partners II Limited Partnership(18)	1,757	0.31
EMC Corporation(19)	151,146	26.67
Total	566,797	100.00

(1)	Unless otherwise indicated, the address for each beneficial owner is c/o MTI Technology Corporation, Attn: Corporate Secretary, 14661 Franklin Avenue, Tustin, California 92780.

(2)	The number and percentage of shares beneficially owned have been determined in accordance with the rules of the Securities and Exchange Commission, and are based on 35,493,360 issued and outstanding shares of our common stock (not including shares issuable upon exercise of options or warrants) and 566,797 issued and outstanding shares of Series A Convertible Preferred Stock, each as of August 19, 2005. As of August 19, 2005, each share of Series A Convertible Preferred Stock was convertible into 10 shares of common stock, and the Common Stock table reflects ownership of Series A Convertible Preferred stock on an as-converted basis. Holders of our Series A Convertible Preferred Stock generally vote with holders of our common stock on an as-converted basis on any matter (other than the election of directors) presented for stockholder action or consideration, except that the maximum number of votes represented by each share of Series A Convertible Preferred Stock is 8.5369 (subject to adjustment for stock splits, recapitalizations and similar adjustments to our capital stock). Except as otherwise indicated and subject to the effect of applicable community property laws, we believe that the persons named in this table have sole voting and investment power with respect to all shares.

(3)	Based on the Schedule 13G filed with the SEC on February 24, 2004.

(4)	Based on the Schedule 13D filed with the SEC on June 29, 2004. Includes 1,191,159 shares issuable upon exercise of warrants. Please see discussion regarding the June 2004 private placement and the proxy agreement among Canopy and the Series A investors under “Certain Relationships and Related Transactions.” Excludes any shares to be purchased in the Series B financing and the impact of any antidilution adjustment in the Series A Convertible Preferred Stock that may result from the Series B financing, as discussed in Proposal 1.

(5)	Based on the Schedule 13D filed with the SEC on October 15, 2004. Includes 433,149 shares issuable upon exercise of warrants. Please see discussion regarding the June 2004 private placement and the proxy agreement among Canopy and the Series A investors under “Certain Relationships and Related Transactions.” Excludes any shares or warrants to be purchased in the Series B financing and the impact of any antidilution adjustment in the Series A Convertible Preferred Stock that may result from the Series B financing, as discussed in Proposal 1.

(6)	Includes 880,569 issuable upon exercise of options exercisable within 60 days of August 19, 2005.

(7)	Includes 110,001 shares issuable upon exercise of options exercisable within 60 days of August 19, 2005.

(8)	Represents shares owned by Canopy. Mr. Mustard is President and Chief Executive Officer of Canopy. Mr. Mustard was appointed a director on April 27, 2005. Except to the extent of his pecuniary interest therein, Mr. Mustard disclaims beneficial ownership of all shares held by Canopy.

(9)	Represents shares and warrants owned by Advent International Corporation, plus 16,667 shares issuable upon exercise of options within 60 days of August 19, 2005. Mr. Pehl is an Operating Partner of Advent. Except to the extent of his pecuniary interest therein, Mr. Pehl disclaims beneficial ownership of all shares held by Advent. Please see discussion regarding the June 2004 private placement and the proxy agreement among Canopy and the Series A investors under “Certain Relationships and Related Transactions.”

(10)	Represents 105,001 shares issuable upon exercise of options exercisable within 60 days of August 19, 2005.

(11)	Represents 100,001 shares issuable upon exercise of options exercisable within 60 days of August 19, 2005.

(12)	Includes 515,268 shares issuable upon exercise of options exercisable within 60 days of August 19, 2005. Mr. Boland resigned as Senior Vice President European Finance on May 31, 2005.

(13)	Jon Caputo was elected as an officer on May 25, 2005.

(14)	Includes 756,033 shares issuable upon exercise of options exercisable within 60 days of August 19, 2005.

(15)	Mr. Poteracki was elected as an officer on November 17, 2004. Includes 107,043 shares issuable upon exercise of options exercisable within 60 days of August 19, 2005.

(16)	Includes 245,876 shares issuable upon exercise of options exercisable within 60 days of August 19, 2005.

(17)	Represents shares held by entities affiliated with directors and executive officers as described above, including an aggregate of 4,027,618 shares issuable upon exercise of stock options and warrants exercisable within 60 days of August 19, 2005.

(18)	The address for this entity is c/o Advent International Corporation, 75 State Street, 29th Floor, Boston, Massachusetts 02109. Advent International Corporation holds sole voting and investment power (including dispositive power) over the securities held by this entity. Michael Pehl, one of our directors, is a Partner with Advent International Corporation, and therefore exercises voting and investment power (including dispositive power), over the shares held by this entity. Mr. Pehl disclaims beneficial ownership of the shares held by this entity, except to the extent of his pecuniary interest therein.

(19)	The address for EMC Corporation is 176 South Street, Hopkinton, MA 01748.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS AND OTHER INFORMATION
      The following table sets forth for each of our last three completed fiscal years, the compensation of Thomas P. Raimondi, Jr., our Chairman, President and Chief Executive Officer, and our four most highly compensated executive officers as of the fiscal year ended April 2, 2005 (collectively, the “Named Executive Officers”).
SUMMARY COMPENSATION TABLE

							Long Term Compensation
							Awards

		Annual Compensation							Number of
							Restricted		Securities
					Other Annual		Stock		Underlying	All Other
		Salary		Bonus	Compensation		Award(s)		Options	Compensation
Name and Principal Position	Year	($)		($)	($)		($)		(#)	($)

Thomas P. Raimondi, Jr.	2005	337,000	(1)	—	*		540,000	(2)	300,000	39,784	(3)
President, Chief Executive	2004	337,000		—	*		450,000		450,000	30,968	(4)
Officer and Chairman of	2003	353,687		—	*		336,000		336,000	18,653	(3)
the Board
Nick Boland(5)	2005	359,847	(6)	—	57,093	(7)	—		—	8,293	(8)
Senior Vice President,	2004	340,414	(6)	—	52,566	(7)	—		150,000	8,420	(8)
European Finance
Keith Clark	2005	362,657	(9)	—	47,368	(10)	—		90,000	6,756	(11)
Executive Vice President,	2004	330,333	(9)	26,782	41,218	(10)	—		200,000	6,222	(11)
European Operations	2003	302,619	(9)	—	31,821	(10)	—		250,000	6,111	(11)
Scott J. Poteracki(12)	2005	109,039	(13)	25,000	79,500	(14)	—		350,000	6,018	(15)
Executive Vice President, Chief Financial Officer and Secretary
Richard L. Ruskin(16)	2005	364,447	(17)	10,379	*		—		150,000	8,529	(18)
Executive Vice President,	2004	158,654		—	*		—		200,000	618	(4)
U.S. Sales And Marketing

*	Amount does not exceed the lesser of $50,000 or ten percent of the total annual salary and bonus reported for the individual.

(1)	Effective May 25, 2005, Mr. Raimondi’s annual base salary was increased from $337,000 to $400,000.

(2)	200,000 shares of Restricted Stock awarded on February 10, 2005, multiplied by the closing price of our Common Stock on the Nasdaq SmallCap Market on February 10, 2005 ($2.70). Shares vest over 3 years, 33.33% on the first anniversary of the date of grant and the remaining unvested shares will vest 4.16% at the end of the 13th month and each month thereafter.

(3)	Includes the amounts of $36,812 and $18,013 for medical reimbursements for fiscal year 2005 and 2003, respectively. Also includes the amounts of $830 and $640 for life insurance premium for fiscal year 2005 and 2003, respectively, paid by us with respect to term life insurance for the benefit of the Named Executive Officers. Also includes the amount of $2,142 for reimbursement of tax planning expenses incurred by Mr. Raimondi for fiscal year 2005.

(4)	Represents medical reimbursements.

(5)	Mr. Boland was elected as an officer on August 21, 2003 and his employment terminated on May 31, 2005. Pursuant to the terms of the Severance and Release Agreement between Mr. Boland and us, Mr. Boland received severance benefits on June 30, 2005, as more fully described under “Certain Relationships and Related Transactions” and in the Severance and Release Agreement, included as an exhibit to the Form 8-K filed with the SEC on April 6, 2005.

(6)	Mr. Boland’s salary was paid in Euro and translated to U.S. Dollars at the applicable exchange rates. The annual increases were due to the weakening U.S. Dollar.

(7)	Includes the amounts of $30,306 and $27,107 for auto allowance for fiscal year 2005 and 2004, respectively. Also includes the amounts of $26,787 and $25,459 for pension for fiscal year 2005 and 2004, respectively.

(8)	Includes the amounts of $3,757 and $4,100 for medical reimbursements for fiscal year 2005 and 2004, respectively. Also includes the amounts of $4,536 and $4,320 for life insurance premium paid by us for fiscal year 2005 and 2004, respectively, with respect to term life insurance for the benefit of the Named Executive Officers.

(9)	Mr. Clark’s salary was paid in British Pounds and translated to U.S. Dollars at the applicable exchange rates. The annual increases were due to the weakening U.S. Dollar against the British Pound. Mr. Clark’s annual base salary has not changed since fiscal year 2002.

(10)	Includes the amounts of $26,528, $22,025, and $17,024 for auto allowance for fiscal year 2005, 2004, and 2003, respectively. Also includes the amounts of $20,840, $19,193, and $14,797 for pension for fiscal year 2005, 2004, and 2003, respectively.

(11)	Includes the amounts of $2,721, $2,506, and $2,732 for medical reimbursements for fiscal year 2005, 2004, and 2003, respectively. Also includes the amounts of $4,035, $3,716, and $3,379 for life insurance premium paid by us for fiscal year 2005, 2004, and 2003, respectively, with respect to term life insurance for the benefit of the Named Executive Officers.

(12)	Mr. Poteracki joined us in November 2004.

(13)	Mr. Poteracki’s current annual base salary is $270,000.

(14)	Includes the amounts of $4,500 for auto allowance and $75,000 for relocation costs for fiscal year 2005.

(15)	Includes the amounts of $4,410 for medical reimbursements and $1,607 for life insurance premium paid by us for fiscal year 2005 with respect to term life insurance for the benefit of the Named Executive Officers.

(16)	Mr. Ruskin joined us in September 2003.

(17)	Includes the amount of $139,447 for commissions. Mr. Ruskin’s current annual base salary is $225,000.

(18)	Includes the amounts of $7,974 for medical reimbursements and $555 for life insurance premium paid by us for fiscal year 2005 with respect to term life insurance for the benefit of the Named Executive Officers.
SUMMARY OF OPTION GRANTS
      The following table sets forth the individual grants of stock options made by us during the fiscal year ended April 2, 2005 to each of the Named Executive Officers.
OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants

		% of Total			Potential Realizable Value at
	Number of	Options			Assumed Annual Rates of
	Securities	Granted to			Stock Price Appreciation for
	Underlying	Employees	Exercise		Option Term(2)
	Options	in Fiscal	Price	Expiration
Name	Granted (#)	Year(1)	($/Sh)(1)	Date	5% ($)	10% ($)

Thomas P. Raimondi, Jr.(3)	300,000	13%	2.70	02/10/2015	509,404.65	1,290,931.39
Keith Clark(3)	90,000	4%	2.70	02/10/2015	152,821.39	387,279.42
Scott J. Poteracki(4)	350,000	15%	1.74	11/11/2014	382,996.83	970,589.16
Richard L. Ruskin(4)	150,000	6%	1.74	11/11/2014	164,141.50	415,966.78

(1)	Based on an aggregate of 2,331,000 options granted to directors and employees in fiscal year 2005, including the Named Executive Officers.

(2)	The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the option holder is possible unless the stock price increases over the option term.

(3)	Messrs. Raimondi and Clark received options to purchase common stock on February 10, 2005. An aggregate of 1/6 of the shares of common stock subject to the options will vest six months from the February 10, 2005 grant date of the options. The remainder of the shares of common stock subject to the options will vest in equal monthly installments over the 30-month period thereafter, with the options becoming fully vested on February 10, 2008, or three years from the grant date.

(4)	Messrs. Poteracki and Ruskin received options to purchase common stock on November 11, 2004. An aggregate of 1/6 of the shares of common stock subject to the options vested six months from the November 11, 2004 grant date of the options. The remainder of the shares of common stock subject to the options will vest in equal monthly installments over the 30-month period thereafter, with the options becoming fully vested on November 11, 2007, or three years from the grant date.
      All options grants presented within this table have provisions accelerating the vesting in the event of a change in control.
SUMMARY OF OPTIONS EXERCISED
      The following table sets forth information concerning exercises of stock options during the year ended April 2, 2005 by each of the Named Executive Officers and the value of unexercised options at April 2, 2005.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Number of Securities
			Underlying Unexercised	Value of Unexercised
			Options at Fiscal	In-the-Money Options
			Year End (#)	at Fiscal Year End ($)
Shares
	Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise (#)	Realized(1)($)	Unexercisable	Unexercisable(2)

Thomas P. Raimondi, Jr.	—	—	738,839/549,899	205,510/0
Nick Boland	—	—	527,748/50,502	127,562/0
Keith Clark	—	—	696,435/207,315	301,458/0
Scott J. Poteracki	—	—	0/350,000	0/0
Richard L. Ruskin	—	—	150,000/200,000	0/0

(1)	Value realized is based on estimated fair market value of Common Stock on the date of exercise minus the exercise price.

(2)	Value is based on the closing price of our Common Stock on the Nasdaq SmallCap Market as of April 2, 2005 ($1.69), minus the exercise price.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
      The following table sets forth information about stock that may be issued upon exercise of options and warrants under all of our equity compensation plans as of April 2, 2005.

Number of
Securities
Remaining
			Weighted-	Available for
	Number of		Average	Future Issuance
	Securities to be		Exercise Price	Under Equity
	Issued Upon		per Share of	Compensation
	Exercise of		Outstanding	Plans (Excluding
	Outstanding		Options,	Securities
	Options, Warrants		Warrants and	Reflected in
	and Rights		Rights	Column (a))
Plan Category	(a)		(b)	(c)

Equity compensation plans approved by security holders	11,714,726		$4.06	1,198,893	(1)(2)
Equity compensation plans not approved by security holders	1,831,548	(3)	4.66	—

Total	13,546,274		$4.15	1,198,893

(1)	Includes 788,091 shares of common stock currently available for future issuance under our 2001 Employee Stock Purchase Plan.

(2)	Each January 1, the aggregate number of shares of common stock available for issuance under our 2001 Stock Incentive Plan is increased by a number equal to three percent (3%) of the number of shares of common stock outstanding as of December 31 of the immediately preceding calendar year.

(3)	Represents a warrant to purchase 150,000 shares of our common stock at an exercise price of $18.75 per share. The warrant was issued in August 1999 (and expires in August 2009) to an individual affiliated with Canopy in connection with services provided to us. The warrant was fully exercisable at April 2, 2005. Also includes warrants to purchase 57,240 shares of our common stock at an exercise price of $12.00 per share. The warrants were issued in February 1998 to individuals affiliated with GB Storage in connection with a French distribution agreement and expire February 2008. The warrants were fully exercisable at April 2, 2005. Also includes warrants to purchase 1,624,308 shares of our common stock issued in June 2004 to holders of the Series A Convertible Preferred Stock at an exercise price of $3.10 per share. The warrants are currently fully exercisable and expire in June 2015.
EMPLOYMENT AND SEVERANCE ARRANGEMENTS
      Each of the Named Executive Officers, except for Keith Clark, are “at-will” employees. Currently, we have no written or oral employment arrangements with the Named Executive Officers, except for an employment contract that we entered into with Mr. Clark dated July 5, 2000, a copy of which is filed as an exhibit to our Annual Report on Form 10-K, as amended, for the fiscal year ended April 2, 2005. Pursuant to the terms of our employment contract with Mr. Clark, each party is generally required to give the other six months notice of termination, which is measured from the end of the calendar quarter in which notice is given, but we are permitted to dismiss Mr. Clark without notice if he has been guilty of gross misconduct.
      We have entered into an Indemnification Agreement with each of or our executive officers, including the Named Executive Officers. The form of Indemnification Agreement is on file with the SEC. Pursuant to the terms of each Indemnification Agreement, we are generally obligated to indemnify the executive officer, to the fullest extent permitted by law, against any expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any suit or proceeding related to the fact that the executive officer is or was an officer of the company. The Indemnification Agreements also generally obligate us, to the extent permitted by law, to advance indemnifiable expenses to the executive officers. Our bylaws also require that we indemnify and advance expenses to our executive officers to the fullest extent permitted by law.

      On May 25, 2005, the Compensation Committee of the Board of Directors adopted an executive bonus plan effective May 25, 2005. Currently, Messrs. Raimondi, Poteracki and Caputo are eligible to participate in the executive bonus plan, and they are eligible for bonuses of $120,000, $90,000 and $90,000, respectively. Under the executive bonus plan, eligible executive officers may earn annual incentive compensation with the following guidelines:

•	any incentive payments earned will be paid during the first quarter following the close of the current fiscal year;

•	annual operating profitability for the Company, as determined by the Compensation Committee in its discretion, is a prerequisite for any annual incentive payments; and

•	the specific incentive elements for each executive will be established by the Compensation Committee based on the approved annual financial plan.
      We have entered into Severance Agreements with all Named Executive Officers and Messrs. Kevin Clark and Todd Williams. These agreements have one-year terms (except for the agreements with Messrs. Raimondi and Keith Clark, which have two-year terms) and are automatically renewable for successive one-year terms thereafter. Pursuant to their terms, if the executive’s employment is terminated within 12 months of a change in control (as defined in the agreement), the level of benefits the executive will receive depends on the reason for such termination. If the termination is for cause (as defined in the agreement), by reason of the executive’s disability or death or by the employee for other than “good reason” (as defined in the agreement), we will pay the employee all accrued, unpaid compensation, and, except where terminated by us for cause, a pro rata portion of the annual bonus under any bonus plan then in effect. If the executive is terminated for any other reason by us or the executive terminates his employment with “good reason,” we will pay to the executive (i) all accrued, unpaid compensation, (ii) a pro rata portion of the annual bonus under any bonus plan and (iii) an amount equal to one year of annual base salary and annual bonus under any bonus plan then in effect, and, for a period of 12 months following termination, will provide the executive and his dependents medical insurance benefits. Each of the Severance Agreements are on file with the SEC.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      Currently, the Compensation Committee members are Lawrence P. Begley, Michael Pehl, John T. Repp and Kent D. Smith. Mr. Smith serves as the Chairman of the Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee is an “independent director” as defined in Nasdaq Marketplace Rule 4200(a)(15). If Proposal 1 receives requisite approval from stockholders at the Annual Meeting, Mr. Pehl will no longer be deemed an independent director under applicable Nasdaq rules and will resign or be removed from his position on the Compensation Committee promptly thereafter. The Compensation Committee is responsible for establishing and administering the policies that govern the compensation of executive officers, including the Chief Executive Officer and the other Named Executive Officers. The Compensation Committee has furnished the following report on executive compensation:
COMPENSATION COMMITTEE REPORT
June 22, 2005
      The Compensation Committee (“Committee”) of the Board of Directors reviews and administers the company’s various incentive plans, including the cash compensation levels of members of management, the company’s bonus plan and the company’s stock incentive plans.
      General Compensation Policy. The Committee’s fundamental compensation policy is to make a substantial portion of an executive’s total potential compensation contingent upon the financial performance of the company. Accordingly, in addition to each executive’s base salary, the company offers stock option awards to provide incentives to the executive officers through an equity interest in the company. The Committee believes that the stockholders benefit by aligning the long-term interests of stockholders and employees.

      Stock Option Awards. The company has granted stock options under its various stock option plans generally at prices equal to the fair market value of the company’s Common Stock at the date of grant. The grants to executive officers are based on their responsibilities and relative positions in the company and are considered an integral component of total compensation. The Committee believes the granting of options to be beneficial to stockholders, because such grants increase management’s incentive to enhance stockholder value. Option grants were proposed by the Chief Executive Officer and reviewed by the Committee based on the individual’s potential contribution to the company’s overall performance. No specific quantitative weight was given to any particular performance measure. The Committee believes that stock option grants are necessary to retain and motivate key employees of the company.
      Chief Executive Officer Compensation. In March 2000, the base annual salary rate of Mr. Raimondi, the Chief Executive Officer, was set at $425,000 upon recommendation by the Committee and approval of the Board of Directors. That salary was determined primarily based upon the Committee’s review of the salaries of chief executive officers at companies in the computer industry of similar size and in the same geographic area as the company. In July 2002, Mr. Raimondi voluntarily reduced, on a temporary basis, his base annual salary rate to assist in the company’s cost-cutting efforts. The reduced salary rate was in effect at the end of the fiscal year and Mr. Raimondi’s total annual salary as of the fiscal year ended April 2, 2005 was $337,000. At this point in the company’s history, the Committee feels that equity incentive based compensation for Mr. Raimondi is in the best interests of the company and its stockholders, in that it preserves cash, and is the best method of compensating Mr. Raimondi in that equity incentive compensation better aligns Mr. Raimondi’s compensation with the interests of the company’s stockholders. Stock option grants to Mr. Raimondi are currently generally determined by the Board of Directors, upon recommendation of the Committee, based upon operational and financial accomplishments. Mr. Raimondi was awarded options to purchase 300,000 shares of Common Stock during fiscal 2005. The options were granted on February 10, 2005 at the fair market value exercise price per share and will fully vest on February 10, 2008. On February 10, 2005, Mr. Raimondi was also awarded 200,000 shares of Restricted Stock at the nominal exercise price of $0.01 per share and the shares will vest over a three-year period with 33 1/3% at the anniversary of the grant date. The Committee believes that the restricted stock and stock option grants were awarded to Mr. Raimondi for his contribution to the company’s revenue growth in fiscal year 2005 and for retention purposes.
      Policy Regarding Deductibility of Compensation. Section 162(m) of the Internal Revenue Code (“Section 162(m)”) provides that for federal income tax purposes, the otherwise allowable deduction for compensation paid or accrued to a covered employee of a publicly held corporation is limited to no more than $1 million per year. The company is not presently affected by Section 162(m) because, for the fiscal year ended April 2, 2005, no executive officer’s compensation exceeded $1 million, and the company does not believe that the compensation of any executive officer will exceed $1 million for the 2006 fiscal year. Options granted under the company’s Stock Incentive Plan will be considered performance-based compensation. As performance-based compensation, compensation attributable to options granted under the company’s Stock Incentive Plan and awarded to covered employees will not be subject to the compensation deduction limitations of Section 162(m).

COMPENSATION COMMITTEE

Kent D. Smith, Chairman
Lawrence P. Begley
Michael Pehl
John T. Repp
The foregoing Compensation Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the company specifically incorporates the foregoing Compensation Committee Report by reference in any such document.

AUDIT COMMITTEE
      Currently, the Audit Committee is comprised of three “independent” directors as required by and in compliance with the applicable rules and regulations of the SEC and NASDAQ. The Audit Committee members are Lawrence P. Begley, Franz L. Cristiani and Kent D. Smith. Mr. Cristiani serves as the Chairman of the Audit Committee. The Board of Directors has determined that each member is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of NASDAQ and the SEC, and that Mr. Cristiani is an “audit committee financial expert” within the meaning of the rules of the SEC. The Audit Committee operates pursuant to a written Charter that was amended and restated in July 23, 2004, and is attached as Appendix C to the Definitive Proxy Statement filed with the SEC on August 9, 2004 and is available on our website at www.mti.com. During fiscal 2005, the Audit Committee held seven (7) meetings.
      Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.
REPORT OF THE AUDIT COMMITTEE
June 21, 2005
      The Audit Committee has reviewed and discussed with management the company’s audited financial statements as of and for the fiscal year ended April 2, 2005.
      The Audit Committee has reviewed and discussed with Grant Thornton LLP, the company’s independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees” (concerning the accounting methods used in the financial statements), as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.
      The Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton LLP required by Independence Standard No. 1, “Independence Discussions with Audit Committees” (concerning matters that may affect an auditor’s independence), as amended, by the Independence Standards Board, and have discussed with the auditors their independence.
      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the company’s Annual Report on Form 10-K for the fiscal year ended April 2, 2005.
      The Audit Committee has also considered whether the provision of services by Grant Thornton LLP, other than services related to the audit of the financial statements referred to above and the review of the interim financial statements included in the company’s quarterly reports on Form 10-Q for the most recent fiscal year, is compatible with maintaining the independence of Grant Thornton LLP.

AUDIT COMMITTEE

Franz L. Cristiani, Chairman
Lawrence P. Begley
Kent D. Smith
The foregoing Report of the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPANY STOCK PRICE PERFORMANCE
      The following performance graph assumes an investment of $100 on March 31, 2000 and compares the change to March 31, 2005 in the market prices of the Common Stock with a broad market index (Nasdaq Stock Market — U.S.) and an industry index (Nasdaq Computer Manufacturer Index). We paid no dividends during the periods shown; the performance of the indexes is shown on a total return (dividend reinvestment) basis. The graph lines merely connect the prices on the dates indicated and do not reflect fluctuations between those dates.
      The following performance graph shall not be deemed to be incorporated by reference in any previous or future documents filed by us with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the company specifically incorporates the following Company Stock Price Performance graph by reference in any such document.
COMPARISON OF 60 MONTHS CUMULATIVE TOTAL RETURN AMONG MTI TECHNOLOGY
CORPORATION, THE NASDAQ STOCK MARKET-U.S., AND THE NASDAQ COMPUTER
MANUFACTURER INDEX PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      In November 2002, we entered into an agreement with Comerica Bank for a line of credit of $7,000,000 at an interest rate equal to the prime rate. The line of credit is secured by a letter of credit that is guaranteed by Canopy. The line of credit with Comerica was set to expire on May 31, 2005 and the letter of credit from Canopy was to expire on June 30, 2005. However, on June 15, 2005, we renewed the Comerica line of credit through May 31, 2006 and Canopy renewed its letter of credit guarantee through June 30, 2006. Until December 30, 2004, the Canopy letter of credit was secured by substantially all of our assets. On December 30, 2004, to enable us to enter into a security agreement with EMC Corporation to increase our purchasing credit limit to $20,000,000, Canopy signed a Waiver and Consent releasing its security interest in our assets and consenting to the EMC transaction. As part of the waiver and consent, we agreed not to increase our indebtedness to Comerica Bank above $5,500,000 and to make principal repayments to Comerica in the amount of $1,833,000 on February 15, 2005, May 15, 2005 and August 15, 2005, in order to eliminate our outstanding indebtedness to Comerica. We made the February 15, 2005 payment to Comerica, but we have not yet made the May 15, 2005 payment. Furthermore, our company is unable to borrow additional amounts under the Comerica loan agreement. In connection with the extension of the Comerica line of credit noted above, we are negotiating with Canopy to amend its waiver and consent, thereby terminating the requirement for us to pay down the outstanding indebtedness to Comerica. We are asking for the amended waiver and consent to permit us to borrow additional amounts under the Comerica line of credit as needed. We expect to issue warrants to Canopy as consideration for this amended waiver and consent. There can be no assurance that our proposed transactions with Canopy will be consummated at all or on terms favorable to us. William Mustard, one of our directors, is the Chief Executive Officer of Canopy, and Canopy holds approximately 41% of our common stock.
      During fiscal year 2005, our total purchases of goods and services from Directpointe (formerly known as Center 7, Inc.) were $120,000. Canopy has an equity interest in Directpointe. During fiscal year 2005, our total sales of goods and services to companies affiliated with Canopy were $2,000. These purchases and sales were made in the ordinary course of business on our standard terms and conditions.
      As of March 31, 2003, we entered into a reseller agreement with EMC and as a result we have become a reseller and service provider of EMC systems and software. Sales of EMC products accounted for approximately 81% of our total product revenue during fiscal year 2005. On June 1, 2004, we assigned to EMC all of our rights, title and interest in and to all of our patents and patent applications. On December 30, 2004, we entered into a security agreement with EMC whereby we granted EMC a security interest in certain of our assets to secure our obligations to EMC under our existing supply agreements. The assets pledged as collateral consist primarily of our accounts receivable generated from the sale of EMC products and services, related inventory and the proceeds of such accounts receivable and inventory. In exchange for this security interest, EMC increased our purchasing credit limit to $20.0 million and terminated a prior letter of credit. We have also retained the services of one EMC employee, who acts in a consulting capacity in our professional service business, at an annual cost of $400,000.
      Series A Financing. In a private placement financing (the “Series A financing”) on June 17, 2004, nine investors, consisting of EMC and eight investment funds managed by Advent International Corporation (“Advent Funds”), purchased 566,797 shares of Series A Convertible Preferred Stock and warrants to purchase 1,624,308 shares of Common Stock from MTI, a $15 million investment. 26.6667% of the investment was by EMC and the remaining 73.3333% by the Advent Funds.
      Under the Certificate of Designation for the Series A Convertible Preferred Stock, each share of Series A Convertible Preferred Stock has an initial stated value of $26.4645 and is entitled to receive a cumulative dividend thereon at the rate of 8% per year, payable in cash at the discretion of the board. Other than the election of directors, the holders of Series A Convertible Preferred Stock generally have the right to vote on any matter with the holders of common stock, and each share of Series A Convertible Preferred Stock is entitled to 8.5369 votes. The approval of the holders of a majority of the Series A Convertible Preferred Stock, voting as a class, will be required to approve certain corporate actions, including:

•	any amendment of our charter or by-laws that adversely affects the holders of Series A Convertible Preferred Stock;

•	any authorization of a class of capital stock ranking senior to, or on parity with, the Series A Convertible Preferred Stock;

•	any increase in the size of the board of directors to greater than eight members or any change in the classification of the board of directors;

•	certain redemptions or repurchases of capital stock, acquisitions of capital stock or assets from other entities;

•	effecting, or entering into any agreement to effect, any merger, consolidation, recapitalization, reorganization, liquidation, dissolution, winding up or similar transaction (a “Liquidation Event”) involving the company or any of its subsidiaries;

•	any sale of assets of the company or a subsidiary which is outside the ordinary course of business;

•	any purchase of assets of or an equity interest in another entity for more the $5 million; and

•	any incurrence of additional debt for borrowed money in excess of $1 million.

      The holders of Series A Convertible Preferred Stock, exclusively and as a single class, are entitled to elect one member of our Board, the Series A director, unless the ratio of the voting power of the Series A Convertible Preferred Stock to the total voting power of all of the company’s voting stock falls below a certain level. If the Series A investors were to lose the rights to that seat because their percentage ownership fell, we have an obligation under the Investor Rights Agreement with the Series A investors to increase the size of the Board of Directors to the extent permitted to do so under our Bylaws and, if an amendment to our Bylaws is required, to submit such an amendment to stockholders for approval. No such amendment has been necessary to date and the Series A investors currently have one representative on the board, Mr. Pehl.
      Upon a Liquidation Event, the holders of Series A Convertible Preferred Stock will be entitled to be paid a liquidation preference out of the assets of the company legally available for distribution to its stockholders, before any payment may be made to the holders of common stock or any other holders of junior preferred stock. Unless amended as described in Proposal 2, as recommended by the board of directors, the liquidation preference will be equal to the greater of:

(a) the stated value, plus any accumulated but unpaid dividends, plus the amount that would be payable if such share (excluding any accumulated but unpaid dividends thereon) had been converted into common stock immediately prior to such Liquidation Event and shared in the value available to the holders of common stock, after the payment of the stated value and any accumulated but unpaid dividends; and

(b) the stated value plus the amount that would be payable if such share (including any accumulated but unpaid dividends thereon) had been converted into common stock immediately prior to such Liquidation Event and shared in the value available to the holders of common stock, after the payment of the stated value.
      Each share of Series A Convertible Preferred Stock is convertible at any time at the option of the holder into a number of shares of common stock equal to the Series A Convertible Preferred Stock’s stated value divided by the conversion price. However, unless amended as described in Proposal 2, as recommended by the board of directors, at no time may the holders of Series A Convertible Preferred Stock convert shares of Series A Convertible Preferred Stock into more than 6,880,139 shares of common stock (which represents 19.9% of the common stock outstanding as of June 17, 2004). Initially, each share of Series A Convertible Preferred Stock is convertible into 10 shares of common stock, though the initial conversion price of $2.64645 per share is subject to adjustment if certain events occur. The Series A Convertible Preferred Stock also has anti-dilution protection that adjusts the conversion price downwards using a weighted-average calculation in the event the company issues certain additional securities at a price per share less than the conversion price then in effect. It is expected that the Series B financing would, if consummated, require such an adjustment. See Proposal 1. At any time on or after June 17, 2009, we will have the right to redeem all or certain portions of the Series A Convertible Preferred Stock then outstanding for an amount per share equal to the greater of (1) the stated value plus any accumulated but unpaid dividends thereon and (2) the average closing price per share of common stock on the Nasdaq Stock Market for the 20 trading days prior to (and not including) the date upon which we exercise our right to redeem the Series A Convertible Preferred Stock, multiplied by the number of shares of common stock into which such share of Series A Convertible Preferred Stock (and any accumulated but unpaid dividends thereon) is convertible as of such date. The redemption by the company applies only to Series A Convertible Preferred Stock not converted prior to the redemption date stated in our redemption notice. At any time on or after June 17, 2009, each holder of Series A Convertible Preferred Stock may require us to purchase all or any portion of such holder’s Series A Convertible Preferred Stock for an amount per share equal to the stated value plus any accumulated but unpaid dividends thereon.
      After December 20, 2004 and until June 17, 2015, the holders of the warrants may acquire shares of common stock at an initial exercise price of $3.10 per share. The warrants are exercisable for cash or through a “cashless exercise” feature. The number of shares for which each warrant is exercisable is subject to adjustment in the event of stock splits, recapitalizations or reorganizations. Upon certain fundamental transactions, such as a merger, consolidation or reclassification of the common stock, each warrant will become exercisable for the same amount and kind of securities, cash or property as the holder would have been entitled to receive had it exercised the warrant for shares of common stock immediately prior to such event. If we declare any dividends on the common stock prior to the exercise of any warrant, such dividends will be payable to the holder upon the subsequent exercise of the warrant.
      The investors in the Series A financing entered into an Investor Rights Agreement in connection with the Series A financing pursuant to which the Series A investors were granted registration rights, the Advent Funds were granted the right to designate the Series A Director and EMC was granted Board observer rights. We are in the process of registering on Form S-3 the resale of common stock issuable upon conversion of the Series A Convertible Preferred Stock and exercise of the warrants. Under the provisions of our charter, the Series A investors have a contractual right to participate in future issuances of securities on a proportional basis, including any shares of common stock, any other equity securities including preferred stock, any option, warrant or other similar rights, and any debt securities convertible into capital stock.
      In connection with the Series A financing, the Series A investors, the company and The Canopy Group, Inc. (“Canopy”) entered into a Voting Agreement, pursuant to which, when any matter involving a significant corporation transaction (such as a merger, consolidation, liquidation, significant issuance of voting securities by the company, sale of significant company assets, or acquisition of significant assets or equity interest of another entity) is submitted to a vote of the company’s stockholders, Canopy has agreed that either (a) the common stock of the company that Canopy holds will be voted in proportion to the Series A investors’ votes on the matter, or (b) if Canopy wishes that any of its common stock be voted differently than in proportion to the Series A investors’ votes, Canopy will, if so required by a Series A investor, purchase from the Series A investor(s) with which the Canopy votes are not aligned all or any portion (as required by the Series A investor) of such investor’s Series A Convertible Preferred Stock. The per share price in any such purchase is to equal two times the sum of (x) the stated value of a share of Series A Convertible Preferred Stock plus (y) any accrued but unpaid dividends thereon. At any stockholder meeting at which members of the Board are to be elected and the Series A investors do not then have either a Series A Director on the Board or the power at such election to elect a Series A Director to the Board, Canopy has agreed to vote in favor of one nominee of the Advent Funds and the Series A investors have agreed to vote in favor of a Canopy nominee. Currently, Canopy beneficially owns approximately 41% of the company’s outstanding common stock (calculated assuming conversion of all outstanding Series A Preferred, but excluding outstanding options and warrants) and our director, Mr. Mustard, serves as Canopy’s Chief Executive Officer. We are a party to the agreement between Canopy and the Series A investors only for the limited purpose of monitoring that no contradictory voting agreement is entered on our books and records and ensuring that the record date for any meeting is set in a manner which will accommodate the time needed for the agreement’s processes to unfold between Canopy and the Series A investors.
      Our certificate of incorporation authorizes us to enter into indemnification agreements with each of our directors and officers. We have entered into indemnification agreements with our directors and officers, which provide for the indemnification of our directors or officers against any and all expenses, judgments, fines, penalties and amounts paid in settlement, to the fullest extent permitted by law.
      On March 31, 2005, we entered into a Severance and Release Agreement with Nicholas Boland, our former Senior Vice President of European Finance. The severance agreement addressed the terms and conditions of Mr. Boland’s termination effective May 31, 2005 as our Senior Vice President of European Finance, and his provision of consulting services to us thereafter.
      As severance, we paid Mr. Boland on June 30, 2005, €159,409, the equivalent of seven months of his then current annual salary and contribution for the 2005 year to his pension plan for the period June 1, 2005 to December 31, 2005 in the amount of €12,402. On May 31, 2005, we paid Mr. Boland a statutory redundancy payment of €25,800, an ex-gratia payment of €22,773. an amount equal to a month’s salary, a holiday entitlement payment, and €14,000 an amount equal to seven months of auto expenses. We will pay for his medical, dental and vision benefit premiums through March 31, 2006, and reimburse all out of pocket expenses he may incur that would have been covered under our existing executive medical plan had he been employed as an executive at the time. The Compensation Committee of the board of directors has accelerated the vesting of Mr. Boland’s stock options to purchase up to 29,154 shares of the company’s common stock as of April 1, 2005. During the seven month severance period, Mr. Boland is free to accept other employment. Mr. Boland agreed to a general release of all claims he has or may have against us, and to customary restrictions on his use of our proprietary information following his termination.
      Pursuant to a Consulting Agreement dated June 1, 2005 and in connection with the severance agreement, during the six month period following his effective termination date, Mr. Boland will provide consulting services to us on an hourly basis in the area of general financial management in return for consulting fees equal to €100 per hour beginning June 1, 2005 and ending December 31, 2005. The consulting agreement does not provide for maximum or minimum consulting services.
      On March 31, 2005, we entered into a Severance and Release Agreement with William (Bill) Decker, the company’s Senior Vice President of Business Development. The severance agreement addresses the terms and conditions of Mr. Decker’s termination effective March 31, 2005 as our Senior Vice President of Business Development and his provision of consulting services thereafter.
      As severance, we will pay Mr. Decker $90,200 an amount equal to six months of his current annual base salary to be paid-out during the nine month period following his employment termination date of March 31, 2005. For a period of six months following his employment termination date, we will continue to pay him $750 per month for his current automobile allowance and pay his premium for insurance coverage pursuant to COBRA if he elects such coverage, and reimburse him for other medical, vision and dental expenses he may incur that would have been covered under our existing executive medical plan had he been employed as an executive at the time. During the nine month severance period, Mr. Decker is free to accept other employment. Mr. Decker agreed to a general release of all claims he has or may have against us, and to customary restrictions on his use of our proprietary information following his termination.
      Pursuant to a Consulting Agreement dated April 1, 2005 and in connection with the severance agreement, during the nine month period following his effective termination date, Mr. Decker will provide consulting services to us on an hourly basis in the area of general business development in return for consulting fees equal to $125 per hour beginning April 1, 2005 and ending December 31, 2005. The Consulting Agreement does not provide for maximum or minimum consulting services.
      Series B Financing. On August 19, 2005 we entered into a Securities Purchase Agreement with EMC Corporation and certain affiliates of Advent International Corporation, each of which is a holder of our Series A Convertible Preferred Stock as discussed above, pursuant to which we will, subject to stockholder approval, sell shares of our Series B Convertible Preferred Stock and related warrants to the purchasers and on the terms set forth in the Securities Purchase Agreement. For additional information regarding these proposed transactions, see Proposal 1 and Proposal 2 above.
PROPOSAL FOUR
Ratification of the Appointment by the Audit Committee of
Independent Auditors
      Grant Thornton LLP currently serves as our independent auditors. Grant Thornton LLP has been the registered independent public accounting firm utilized by us since September 30, 2003. Grant Thornton LLP has audited our consolidated financial statements, made limited reviews of the interim financial reports, reviewed filings with the SEC and provided tax compliance and consulting services and general advice regarding related accounting matters. The Audit Committee has appointed Grant Thornton LLP to serve as our independent auditors to conduct an audit of our consolidated financial statements for the fiscal year ending April 1, 2006.
      Appointment of our independent auditors is not required to be submitted to a vote by our stockholders for ratification. However, the Audit Committee has recommended that the Board of Directors submit this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Grant Thornton LLP, and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit

Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.
      Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.
      Audit, Audit-Related and Tax Fees. The following table presents fees for professional services rendered by Grant Thornton LLP for fiscal years 2005 and 2004.
FEES PAID TO GRANT THORNTON LLP

	Audit	Audit-Related	Tax
	Fees ($)	Fees ($)(1)	Fees ($)(2)

2005	486,299	61,373	128,722
2004	374,000	15,000	83,000

(1)	Audit related fees consisted principally of reviews of registration statements, issuance of consents and audits of financial statements of certain employee benefit plans.

(2)	Tax fees consisted principally of tax compliance and tax consulting services.
FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
      Grant Thornton LLP performed no services and no fees were incurred or paid relating to financial information systems design and implementation during fiscal years 2005 and 2004.
ALL OTHER FEES
      No other services and no other fees were incurred or paid to Grant Thornton LLP during fiscal years 2005 and 2004.
POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR
      Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.
      Prior to engagement of the independent auditor for the next year’s audit, our management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.
      1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.
      2. Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including review of registration statements, issuances of consents, due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
      3. Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

      4. Other fees are those associated with services not captured in the other categories. We generally do not request such services from the independent auditor.
      Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.
      The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
CHANGE IN ACCOUNTANTS
      Effective September 25, 2003, we dismissed KPMG LLP as our principal accountants to audit our financial statements. Our Audit Committee and Board of Directors approved this action. The reports of KPMG on our financial statements for the fiscal years ended April 6, 2002 and April 5, 2003 contained no adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
      During our fiscal years ended April 6, 2002, and April 5, 2003, and the subsequent interim period through September 25, 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in connection with its reports on the financial statements for such years. We have agreed to indemnify and hold KPMG harmless against and from any and all legal costs and expenses incurred by KPMG in a successful defense of any legal action or proceeding that arises as a result of KPMG’s consent to the inclusion of its audit reports on our past financial statements included in our Annual Reports on Form 10-K, as amended, that we filed with the SEC on July 1, 2004 and July 18, 2005.
      As noted above, on September 30, 2003, we engaged Grant Thornton LLP as our new independent auditors. Our Audit Committee and Board of Directors approved this action.
BOARD RECOMMENDATION AND VOTE REQUIRED
      THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT AUDITORS. To be ratified, the proposal must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Uninstructed shares are entitled to vote on this matter, and therefore broker non-votes and abstentions will have the effect of votes against the proposal. Proxies solicited by management for which no specific direction is included will be voted “for” the appointment of Grant Thornton LLP as our independent auditors.
OTHER BUSINESS
      The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any matter not mentioned herein is properly brought before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.
      COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED APRIL 2, 2005 AS FILED WITH THE SEC WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, MTI TECHNOLOGY CORPORATION, 14661 FRANKLIN AVENUE, TUSTIN, CALIFORNIA 92780.

      Only one annual report or Proxy Statement, as applicable, may be delivered to multiple security holders sharing an address unless we received contrary instructions from one or more of the security holders at that address. We will undertake to deliver promptly upon written or oral request a separate copy of the annual report or Proxy Statement, as applicable, to a security holder at a shared address to which a single copy of such documents was delivered. Such request should be directed to Mellon Investor Services, c/o Proxy Services Corporation, 55 Amity Street, Jersey City, NJ 07304. In addition, security holders sharing an address can request delivery of a single copy of annual reports or Proxy Statements if they are receiving multiple copies of annual reports or Proxy Statements by directing such request to the same mailing address.
STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING
      Stockholders who may wish to present proposals for inclusion in our proxy materials in connection with the 2006 Annual Meeting of Stockholders must submit such proposals in writing to the Secretary at the address shown at the top of page one not later than May 9, 2006. In addition, to be properly considered at the 2006 Annual Meeting of Stockholders, notice of any stockholder proposals must be given to our Secretary in writing not less than 30 nor more than 60 days prior to the meeting; provided, that in the event that less than 40 days notice of the meeting date is given to stockholders, proposals must be received not later than the close of business on the tenth day following the day on which notice of the annual meeting date was mailed or publicly disclosed. A stockholder’s notice to the Secretary must set forth for each matter proposed to be brought before the 2006 Annual Meeting (a) a brief description of the matter the stockholder proposes to bring before the annual meeting, (b) the name and home address of the stockholder proposing such business, (c) the class and number of shares of Common Stock beneficially owned by such stockholder and (d) any material interest of such stockholder in such business.
ADDITIONAL INFORMATION
      We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s public reference rooms. You can request copies of these documents by writing to the SEC and paying a fee for the copying costs. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference rooms. Our SEC filings are also available, free of charge, at the SEC’s website at www.sec.gov and in the Investor Relations section of our website at www.mti.com/co/ir.asp.
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
      We file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC allows us to “incorporate by reference” the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference into this proxy statement is an important part of this proxy statement. Specifically, we are incorporating the following document by reference into this proxy statement:

•	our Annual Report on Form 10-K for the year ended April 2, 2005, which was filed with the SEC on July 18, 2005.

      A copy of our 2005 Annual Report on Form 10-K, as amended, has been mailed with this proxy statement. We will provide, free of charge, to each person to whom a proxy statement is delivered, a copy of any and all of the information that has been incorporated into this proxy statement by reference, upon written or oral request (and by first class mail or other equally prompt means within one business day of receiving the request) to our Investor Relations department, at MTI Technology Corporation, 14661 Franklin Avenue, Tustin, California 92780, (714) 481-7800. Copies of those documents are also available free of charge at our website and the SEC’s website, as noted above under “Additional Information.”

By Order of the Board of Directors,

Thomas P. Raimondi, Jr.
President, Chief Executive Officer and
Chairman of the Board of Directors
Tustin, California
September 6, 2005

APPENDIX A
SECURITIES PURCHASE AGREEMENT
by and among
MTI TECHNOLOGY CORPORATION
and
THE SEVERAL PURCHASERS NAMED ON SCHEDULE A
Dated August 19, 2005

A-i

A-ii

Page

SECTION 9.07	Representative of the Purchasers	A-35
SECTION 9.08	Third Party Beneficiaries	A-35
SECTION 9.09	Governing Law; Waiver of Jury Trial	A-35
SECTION 9.10	Headings	A-36
SECTION 9.11	Counterparts; Facsimile Signatures; Effectiveness	A-36
EXHIBITS
SCHEDULES

Schedule A	Purchasers
DISCLOSURE LETTER SECTIONS

Schedule 3.05(c)	Company Securities
Schedule 3.05(f)	Securities Laws Compliance
Schedule 3.06(a)	Subsidiaries
Schedule 3.08	Certain Changes Since Balance Sheet Date
Schedule 3.09(a)	Indebtedness
Schedule 3.10(a)	Suits
Schedule 3.12	Liens on Assets
Schedule 3.13	Performance Under Material Contracts
Schedule 3.14(a)	Business Intellectual Property
Schedule 3.14(b)	Business Intellectual Property Rights
Schedule 3.14(c)	Registrations and Applications for Business Intellectual Property
Schedule 3.14(h)	Transfers of Business Intellectual Property
Schedule 3.16(a)	Employee Benefit Plans
Schedule 3.16(f)	Contributions and Payments Under Employee Benefit Plans
Schedule 3.17(a)	Key Employees
Schedule 3.17(c)	Payments to Employees
Schedule 3.19	Taxes
Schedule 3.22	Affiliate Transactions
Schedule 3.23	Finders’ Fees

A-iii

SECURITIES PURCHASE AGREEMENT
      THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) dated August 19, 2005 by and among MTI TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”), and the several purchasers named as “Purchasers” in Schedule A hereto (each, a “Purchaser” and, collectively, the “Purchasers”).
BACKGROUND
      A. The Company proposes to issue to the Purchasers, pursuant to this Agreement, (i) shares of its Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), which shall have the rights, privileges and preferences set forth on the Certificate of Designation of Series B Preferred Stock, substantially in the form of Exhibit A (the “Certificate of Designation”), and (ii) warrants (the “Warrants”), in substantially the form attached hereto as Exhibit B to purchase shares of its Common Stock, par value $0.001 per share (the “Common Stock”).
      B. The Purchasers desire to purchase from the Company, and the Company desires to issue to the Purchasers, such shares of Series B Preferred Stock, and such Warrants, in each case on the terms and subject to the conditions set forth herein.
AGREEMENT
      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
      Section 1.01     Definitions.
      (a) The following terms, as used herein, have the following meanings:

“Advent” means Advent International Corporation, a Delaware corporation, the manager of the Advent Funds.

“Advent Funds” means those Purchasers that are managed by Advent.

“Affiliate” of a Person means any Person which, directly or indirectly, controls, is controlled by, or is under common control with such Person. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to elect a majority of the board of directors (or other governing body) or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise and, in any event and without limiting the generality of the foregoing, any Person owning more than twenty percent (20%) of the voting securities of another Person shall be deemed to control that Person. With respect to each of the Purchasers, the term “Affiliate” shall also include (i) any entity in which such Purchaser (or one of its Affiliates) is a general partner or member, (ii) each investor in such Purchaser, but only in connection with the liquidation, winding up or dissolution of, or in-kind distribution by, the Purchaser, and only to the extent of such investor’s pro rata share in the Purchaser, and (iii) any investment fund managed by Advent.

“Alternative Transaction” means any (a) tender or exchange offer involving the Company; (b) merger, consolidation or other business combination involving the Company or any of the Subsidiaries, other than a merger, consolidation or other business combination solely between the Company or any of the Subsidiaries; (c) acquisition by any Person (other than Canopy, Advent, Affiliates of Advent, EMC, Affiliates of EMC, the Company or any of the Subsidiaries) of any interest in equity securities (either outstanding or newly issued) of the Company or any of the Subsidiaries whereby after the consummation of such acquisition such acquiring Person would be the beneficial owner of twenty percent (20%) or more of the outstanding equity securities of the Company or any of the Subsidiaries; (d) acquisition of all or any material portion of the business or assets of the Company, or any of the Subsidiaries, when considered as a whole; (e) recapitalization or restructuring with respect to the Company; and (f) any other transaction substantially similar to any of the foregoing with respect to the Company or any of the Subsidiaries, other than pursuant to the transactions to be effected pursuant to this Agreement and the other Transaction Documents.

“Balance Sheet” means the balance sheet of the Company dated April 2, 2005 and filed in its Public Reports.

“Board” means the Board of Directors of the Company.

“Business” means the business of the Company and its Subsidiaries.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

“Canopy” means The Canopy Group, Inc.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder or in connection therewith.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

“Common Stock Outstanding” means, as of any given date, the aggregate number of shares of Common Stock issued and outstanding.

“Company’s Knowledge” and “Knowledge of the Company” means the actual knowledge of the following directors and executive officers of the Company, and any knowledge a reasonably prudent person would have if he performed the functions of his respective position with ordinary care and due diligence: Thomas Raimondi, Jon Caputo, Scott J. Poteracki, Keith Clark, Todd Williams and Rick Ruskin.

“Copyrights” means all copyrights, copyrightable works, mask works and databases, including, without limitation, any Software and any other works of authorship, whether statutory or common law, registered or unregistered, and registrations for and pending applications to register the same, including all reissues, extensions and renewals thereto.

“Custodian” means Merrill Lynch & Co., Inc.

“Employee Benefit Plan” means any pension, retirement, profit-sharing, deferred compensation, bonus, incentive, performance, stock option, phantom stock, stock purchase, restricted stock, premium conversion, medical, hospitalization, vision, dental or other health, life, disability, severance (other than non-U.S. statutory severance obligations), termination or other employee benefit plan, program, arrangement, agreement or policy, whether written or unwritten and whether or not subject to ERISA, to which the Company or any Subsidiary contributes, is obligated to contribute to, is a party to or is otherwise bound, or with respect to which the Company or any Subsidiary may have any liability.

“Environmental Laws” means any applicable federal, state, local or foreign law, treaty, judicial decision, regulation, rule, judgment, order, decree, injunction, permit or valid and binding governmental restriction or requirement or any agreement with any governmental authority, now in effect, relating to the protection of the environment or to the presence or potential presence of pollutants, contaminants, wastes or chemicals or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substances, wastes or materials in the environment.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder or in connection therewith.

“ERISA Affiliate” means (a) a member of any “controlled group” (as defined in Section 414(b) of the Code) of which the Company is a member, (b) a trade or business, whether or not incorporated, under common control (within the meaning of Section 414(c) of the Code) with the Company, or (c) a member of any affiliated service group (within the meaning of Section 414(m) of the Code) of which the Company is a member.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and the rules and regulations promulgated thereunder or in connection therewith, all as the same shall be in effect from time to time.

“Executive Officers” means the executive officers of the Company within the meaning of Item 401 of Regulation S-K of the Commission.

“GAAP” means U.S. generally accepted accounting principles consistently applied and maintained throughout the applicable periods.

“Indebtedness” means, of any Person at any date, without duplication, all items which in accordance with GAAP, would be included in determining total liabilities as shown on the liability side of the balance sheet as of the date to be determined, and shall include, without limitation:

(a) indebtedness for borrowed money or funded debt;

(b) liabilities in respect of capitalized leases and liabilities secured by any Liens on property owned or acquired, whether or not such a liability shall have been assumed (but only to the extent of the book value of such property;

(c) any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such debt or other obligation of such other Person (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such debt or other obligation for the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); and

(d) all reimbursement and other obligations with respect to surety bonds, letters of credit and bankers’ acceptances, whether or not matured.

“Indemnification Agreement” means the Indemnification Agreement to be dated and issued as of the Closing Date by the Company in favor of the person appointed or elected to the Board of Directors pursuant to the Certificate of Designation, substantially in the form of Exhibit C.

“Intellectual Property” means all rights in and to, including all licenses related to, the Copyrights, Patents, Software, Trademarks, Trade Secrets, web sites, and any other tangible or intangible proprietary or confidential information, and all improvements, modifications, and enhancements to and derivatives of any of the foregoing protected, created, developed and/or arising, as of the date hereof under the laws of the United States or any other jurisdiction, in whatever stage of development.

“Investor Rights Agreement” means the Amended and Restated Investor Rights Agreement to be dated and entered into as of the Closing Date among the Company and the Purchasers and the purchasers of Series A Preferred Stock, substantially in the form of Exhibit D.

“Law” means any statute, law, ordinance, code, regulation, order or rule of any federal, state, local or, foreign governmental or regulatory body or authority, including Environmental Laws and those covering safety, health, information technology, Tax, antitrust, transportation, bribery, recordkeeping, zoning, export, import, employment and employment practices, wage and hour, and price and “age control” matters.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, any Person shall be deemed to own subject to Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

“Management Rights Letter” means the Amended and Restated Management Rights Letter to be dated and issued as of the Closing Date by the Company in favor of the Purchasers or their affiliates designated by Advent, substantially in the form of Exhibit E.

“Material Adverse Effect” means any material adverse effect or series of related effects on (a) the business, assets, financial condition, cash flow or results of operations of the Company, or any of the Subsidiaries, when considered as a group or (b) the ability of the Company to perform its obligations under this Agreement. Notwithstanding the foregoing, in no event shall any of the following constitute a Material Adverse Effect: (i) any material adverse effect resulting from conditions generally affecting any industry in which the Company participates or from generally prevailing conditions in the United States or global economies, unless such conditions have a disproportionate impact on the Company; (ii) conditions reasonably resulting from the announcement and the pendency of the transactions contemplated by this Agreement or any of the other Transaction Documents; (iii) conditions resulting from acts of terrorism or war; (iv) conditions or changes in any industry in which the Company participates resulting from changes or proposed changes in laws, rules or regulations, unless such conditions or changes have a disproportionate impact on the Company; or (v) conditions or events resulting from actions taken pursuant to express authorizations in this Agreement or any of the other Transaction Documents or with the prior written consent of Advent.

“Material Contract” means each contract or agreement to which the Company or any Subsidiary is a party or by which it is bound which is a material contract as defined in Item 601(b)(10) of Regulation S-K of the Commission.

“Nasdaq” means The NASDAQ Stock Market, Inc.

“Patents” means all patents and patent applications (including, without limitation, provisional applications, utility applications and design applications) including, without limitations reissues, patents of addition, divisions, renewals, continuations, continuations-in-part, substitutions, additions, certificates of inventorship, reexaminations and extensions of any of the foregoing and all licenses to any of the foregoing.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Preferred Stock” means the Preferred Stock, par value $0.001 per share, of the Company.

“Purchased Securities” shall mean the Series B Shares and the Warrants.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and the rules and regulations promulgated thereunder or in connection therewith, all as the same shall be in effect from time to time.

“Series A Preferred Stock” means the Series A Convertible Preferred Stock, par value $0.001 per share, of the Company.

“Software” means (i) all software programs, including all versions of source code, object code, assembly language, compiler language, machine code, and all other computer instructions, code, and languages embodied in computer software of any nature whatsoever and whether for use in or in conjunction with a mainframe computer, personal computer (desk top, lap top or hand held), personal digital assistant (PDA) or any other programmable hardware or device; computer systems, computer hardware, network infrastructure and related equipment, and all error corrections updates, upgrades, enhancements, translations, modifications, adaptations, further developments, derivative works, and other changes or functionality additions, of any kind to any of the foregoing; (ii) all designs and design documents (whether detailed or not), technical summaries, and documentation (including flow charts, logic diagrams, white papers, manuals, guides and specifications) with respect to such software described in the preceding clause; and (iii) all firmware and middleware associated with any of the foregoing in subparts (i) and (ii) hereof.

“Subsidiary” means any corporation or other entity of which a majority of the capital stock or other ownership interests having voting power to elect a majority of the board of directors or other persons performing similar functions is at the time directly or indirectly owned by the Company.

“Suits” means any action, suit, claim, litigation, arbitration or other dispute resolution proceeding or governmental or administrative proceeding, audit or investigation, including without limitation the following: (i) any proceedings, audits, investigations or arbitrations by the Internal Revenue Service, the Commission, the National Association of Securities Dealers, Inc., Nasdaq, the National Labor Relations Board, any domestic stock exchanges, quotation systems or other self-regulatory organizations, any foreign securities commissions, foreign stock exchanges, foreign regulatory organizations or foreign self-regulatory organizations, or state securities commissions; (ii) any action, suit or proceeding by any Person that the Intellectual Property infringes or misappropriates or constitutes unfair competition or trade practices or other violation of such Person’s intellectual property or other proprietary rights; and (iii) any action, suit or proceeding involving (A) the prior employment of any of the Company’s or any Subsidiary’s employees, (B) the use by such employees in connection with the Company’s business or any Subsidiary’s business of any information or techniques allegedly proprietary to any of their former employers or (C) the obligations of such employees under any agreements with prior employers.

“Superior Proposal” means any proposal relating to an Alternative Transaction (on its most recently amended or modified terms, if amended or modified) (a) which the Board determines in its good faith judgment (after consultation with a financial advisor of nationally recognized reputation) to be more favorable to the Company’s stockholders, from a financial point of view, than the issuance and sale of the Securities under this Agreement (taking into account all the terms and conditions of such Alternative Transaction and this Agreement, including any changes to the financial terms of this Agreement proposed by the Purchasers in response to such offer or otherwise), (b) for which the Board has received evidence reasonably demonstrating that any financing required in connection with the Alternative Transaction has been obtained or is then committed, and (c) reasonably capable of being completed, taking into account all financial, legal, regulatory and other aspects of such Alternative Transaction.

“Tax” (and, with correlative meaning, “Taxes”) means any income, alternative or add-on minimum tax, gross receipts, sales, use, ad valorem, value added, transfer, franchise, capital stock, profits, license, withholding on amounts paid to or by the Company or any of the Subsidiaries, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee, assessment or charge in the nature of taxes, together with any interest or any penalty, addition to tax or additional amount due from, or in respect of the Company or any of the Subsidiaries, as the case may be, imposed by any domestic or foreign governmental authority (a “Taxing Authority”) responsible for the imposition of any such tax, including any amounts for which liability arises under Treasury Regulation Sections 1.1502-6 or similar provision under foreign, state or local law.

“Termination Date” means November 15, 2005.

“Trade Secrets” means all common law and statutory trade secrets and all other confidential information or other non-public information, whether or not reduced to a writing or other tangible form including, without limitation, patterns, designs, plans, product road maps, specifications, compilations, programs, devices, schematics, technology, methods, inventions, discoveries, improvements, concepts, ideas, drawings, analytics, techniques, processes and procedures, working notes and memos, market studies, consultant reports, know-how, research, customer lists, marketing, distribution and sales methods and systems, formulae, technical and laboratory data, competitive samples, and engineering prototypes and all similar information and know-how, whether or not reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, and all licenses to any of the foregoing, in any country or other geographic area in the world.

“Trademarks” means (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, certification marks, collective marks, logos, domain names, uniform resource locaters (URLs), and other sources of business identifiers, whether in use or not, (ii) all registrations and recordings thereof and all applications to register in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, (iii) all reissues, extensions or renewals of any of the items described in this definition, (iv) all of the goodwill of the business connected with the use of, and symbolized by the any of the foregoing.

“Transaction Documents” means this Agreement, the Certificate of Designation, the Investor Rights Agreement and the Management Rights Letter.

“Transferee” means each Person who shall acquire any Company Securities from any Purchaser, directly or indirectly, in compliance with the Investor Rights Agreement.

“Underlying Shares” shall mean all shares of Common Stock issuable upon conversion of the Series B Preferred Stock.

      (b) Each of the following terms is defined in the section hereof set forth opposite such term:

Term	Section

Affiliate Transaction	Section 3.22
Agreement	Preamble
Allocation Percentage	Section 2.01(c)
Annual Meeting	Section 6.04
Balance Sheet Date	Section 3.08
Business Intellectual Property	Section 3.14(a)
Certificate of Designation	Background
Closing	Section 2.02(a)
Closing Date	Section 2.02(a)
Company	Preamble
Company Securities	Section 3.05(c)
Disclosure Letter	Article 3
Expense Reimbursement Amount	Section 9.02(b)
Gross Purchase Price	Section 2.01(a)
Indemnified Person	Section 8.02(c)
Indemnifying Person	Section 8.02(c)
Infringes	Section 3.14(d)
Investment Company Act	Section 3.26
Loss Cap	Section 8.03(b)
Loss Threshold	Section 8.03(a)
Losses	Section 8.02(a)
Permits	Section 3.15
Price Per Share	Section 2.01(b)
Proceeding	Section 8.02(a)

Term	Section

Public Reports	Section 3.07(a)
Purchase Price	Section 2.01(c)
Purchaser(s)	Preamble
Purchasers’ Percentage	Section 8.02(a)
Returns	Section 3.19(a)
Sarbanes-Oxley Act	Section 3.28
Series B Preferred Stock	Background
Stockholder Approval	Section 3.02
Series B Shares	Section 2.01(a)
Subsidiary Securities	Section 3.06(b)
Superior Proposal Notice	Section 5.07(c)
Superior Proposal Period	Section 5.07(c)
Survival Date	Section 8.01
WARN Act	Section 3.08(o)
Warrants	Section 2.01(a)
Warrant Shares	Section 2.01(a)
      Section 1.02     Interpretation and Rules of Construction. Definitions contained in this Agreement apply to singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender or the neuter as the context requires. The terms “hereof,” “herein,” “hereby” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms “includes” and the word “including” and words of similar import shall be deemed to be followed by the words “without limitation.” Article, section and paragraph, schedule and exhibit references herein are to the articles, sections and paragraphs of, and schedules and exhibits to, this Agreement unless otherwise specified. The word “or” shall not be exclusive. For purposes of this Agreement, the terms “Company” and “Subsidiary” shall include any entity which is, in whole or in part, a predecessor of the Company or any Subsidiary, unless the context expressly requires otherwise.
ARTICLE 2
PURCHASE AND SALE OF THE SECURITIES
      Section 2.01     Commitment to Purchase.
      (a) Upon the basis of the representations and warranties contained herein and subject to the terms and conditions set forth herein, at the Closing, the Company shall issue to the Purchasers:

(i) The number of shares of Series B Preferred Stock, which equals Twenty Million Dollars ($20,000,000) (the “Gross Purchase Price”) divided by the Price Per Share, rounded to the nearest hundredth of a share (with .005 rounded up to .01); and

(ii) Warrants (the “Warrants”) to purchase the number of shares of Common Stock (the “Warrant Shares”), which is equal to thirty-seven and one-half percent (37.5%) of the number of Underlying Shares (determined as of the Closing Date), rounded to the nearest whole number of shares (with 0.5 shares rounded up to 1 share).
      The shares of Series B Preferred Stock issuable by the Company pursuant to this Section 2.01(a) are referred to herein as the “Series B Shares.”

      (b) The “Price Per Share” shall be (i) $19.50 or (ii) ten (10) times ninety percent (90%) of the average closing price per share of Common Stock on the Nasdaq SmallCap Market for the fifteen (15) trading days prior to (and not including) the Closing Date, rounded to the nearest hundredth of a cent (with $0.00005 rounded up to $0.0001), whichever is less.
      (c) Each Purchaser, severally but not jointly, agrees to purchase from the Company, at the Closing, a portion of the Series B Shares and the Warrants, respectively, equal to the product obtained by multiplying the aggregate number of Series B Shares and Warrants, respectively, issuable pursuant to the terms hereof by the percentage allocated to such Purchaser on Schedule A hereto (the “Allocation Percentage”). The aggregate purchase price for the Purchased Securities purchased by each Purchaser (the “Purchase Price”) shall be the Price Per Share multiplied by the number of Series B Shares allocated to such Purchaser on Schedule A hereto.
      (d) The Allocation Percentages shall be specified by Advent to the Company in writing at least two (2) Business Days prior to the Closing Date. Advent shall be entitled to resolve on behalf of the Purchasers any rounding issues with respect to the allocations of the Purchased Securities in order to avoid the issuance of fractional shares of Series B Preferred Stock or Warrants to acquire fractional shares of Common Stock.
      Section 2.02     The Closing.
      (a) The purchase and sale of the Purchased Securities shall take place via facsimile at a closing (the “Closing”) at the offices of Morrison & Foerster LLP at 19900 MacArthur Boulevard, 12th Floor, Irvine, California 92612, commencing at 10:00 a.m. local time on the first (1st) business day following the Annual Meeting contemplated by Section 6.04 hereof or if all conditions to Closing have not been satisfied by such date then the third (3rd) Business Day following the date upon which all conditions to the obligations of the parties to consummate the transactions contemplated hereby have been satisfied or waived (other than conditions with respect to actions the respective parties will take at the Closing itself), or such other location or date as the parties may mutually determine but, unless otherwise agreed to in writing, not later than the Termination Date. The date and time of the Closing are referred to herein as the “Closing Date.”
      (b) At the Closing, each Purchaser shall deliver to the Company by wire transfer of immediately available funds, to an account designated by the Company at least two (2) Business Days prior to the Closing Date, an amount equal to the Purchase Price for the Purchased Securities purchased by such Purchaser.
      (c) At the Closing, the Company shall deliver to each Purchaser (or, in the case of each Purchaser that is an Advent Fund, the Custodian), against delivery of the Purchase Price, a certificate or certificates evidencing the Series B Shares and a certificate evidencing the Warrants allocated to such Purchaser, each in definitive form and registered in the name of such Purchaser or in such nominee name as such Purchaser shall request at least two (2) Business Days prior to the Closing Date.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
      Except as set forth in the disclosure letter dated the date of this Agreement (the “Disclosure Letter”) and delivered to the Purchasers on the date hereof, the Company represents and warrants to the Purchasers, as of the date hereof, as set forth in this Article 3. The Disclosure Letter shall be arranged in sections corresponding to the sections contained in this Agreement, and disclosures set forth in any section of the Disclosure Letter shall qualify (i) the corresponding section of this Agreement and (ii) other sections of this Agreement to the extent (notwithstanding the absence of a specific cross-reference) that such disclosure reasonably relates to such other sections.
      Section 3.01     Existence and Power. The Company (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, (b) has the full corporate power to own, lease and operate its properties and assets and to carry on its business as now conducted, and (c) is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the failure so to qualify would have, or could reasonably be expected to have, a Material Adverse Effect. The

Company has furnished to the Purchasers true and complete copies of the Company’s certificate of incorporation and bylaws, each as in effect on the date hereof.
      Section 3.02     Authorization. The execution, delivery and performance by the Company of this Agreement and each other Transaction Document and the consummation of the transactions contemplated hereby and thereby are within the Company’s corporate powers and have been duly authorized by all necessary corporate action on the part of Company other than approval by the Company’s stockholders (including the holders of the Series A Preferred Stock) at the Annual Meeting (“Stockholder Approval”). Subject to the foregoing, this Agreement and each of the other Transaction Documents constitutes (in the case of the Certificate of Designation, upon the filing thereof with the Secretary of State of Delaware) a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, (ii) rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity, and (iii) with respect to the indemnification provisions contained in the Investor Rights Agreement, applicable laws and principles of public policy. The Board has taken all action necessary to render inapplicable the provisions of Section 203 of the General Corporation Law of the State of Delaware to the transactions contemplated by this Agreement and the other Transaction Documents.
      Section 3.03     Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and each other Transaction Document, and the consummation of the transactions contemplated hereby and thereby, require no action by or in respect of, or filing with, any governmental body, agency or official by the Company other than (a) the filing of the Certificate of Designation with the Secretary of State of Delaware, (b) the filing by the Company with the Commission of such reports and other documents under the Securities Act or the Exchange Act, and filings pursuant to the rules of Nasdaq, as may be required in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby to be effected at or prior to the Closing, and (c) any filings required by the securities or blue sky laws of the various states and filings under the Securities Act, the Exchange Act and/or pursuant to Nasdaq rules in connection with a registration of securities pursuant to the Investor Rights Agreement.
      Section 3.04     Noncontravention. The execution, delivery and performance by the Company of this Agreement and each other Transaction Document, and, upon receipt of Stockholder Approval, the consummation of the transactions contemplated hereby and thereby, do not and will not (a) violate the certificate of incorporation or bylaws of the Company in effect, (b) violate the certificate of incorporation, bylaws, operating, limited liability or partnership agreement of any Subsidiary in effect, (c) violate any material law, rule, regulation, judgment, injunction, order or decree applicable to the Company or any Subsidiary, including applicable Nasdaq rules and regulations, (d) except for approvals required that result from the filings referred to in Section 3.03 hereof, require any consent or other action by any Person under, constitute a default under, or give rise to termination, cancellation or acceleration of any right or obligation of the Company or any Subsidiary or to a loss of any benefit to which the Company or any Subsidiary is entitled under, and are not inconsistent with, any provision of any Material Contract binding upon the Company or any Subsidiary, or (e) result in the creation or imposition of any Lien on any material asset of the Company or any Subsidiary.
      Section 3.05     Capitalization.
      (a) The authorized capital stock of the Company consists of (i) 80,000,000 authorized shares of Common Stock and (ii) 5,000,000 authorized shares of Preferred Stock, a total of 567,000 shares of which are designated Series A Preferred Stock, and the remainder of which are undesignated and can be issued by the Board without further stockholder approval.
      (b) As of the date hereof, there are (i) 35,493,360 shares of Common Stock issued and outstanding, (ii) 566,797.03 shares of Series A Preferred Stock issued and outstanding, and (iii) additional warrants and/or options to purchase 11,460,532 shares of Common Stock issued and outstanding. The Company has not paid any dividends or made any other distributions of cash or other property in respect of any shares of its outstanding capital stock since the Balance Sheet Date.

      (c) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and none of such shares has been issued in violation of any preemptive right, right of first refusal or similar right under any provision of the General Corporation Law of the State of Delaware, the Company’s certificate of incorporation or bylaws, or any agreement, document or instrument to which the Company is a party or by which it is otherwise bound. Except as set forth in Section 3.05(c) of the Disclosure Letter, the Series A Preferred Stock, the warrants issued in connection therewith and the rights granted to the Purchasers in this Agreement, there are no outstanding (i) securities of the Company convertible into, or exchangeable or exercisable for, shares of capital stock or other voting securities of the Company or (ii) options, warrants or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock, other voting securities or securities convertible into, or exchangeable or exercisable for, capital stock or other voting securities of the Company (the items in clauses (i) and (ii) of this sentence being referred collectively as the “Company Securities”). Except for the Series A Preferred Stock and the warrants issued in connection therewith, there are no obligations of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any outstanding Company Securities.
      (d) Upon issuance at the Closing in accordance with the terms hereof, all of the Purchased Securities will be duly and validly authorized and issued, fully paid and non-assessable, free and clear of all Liens (other than Liens imposed under the Investor Rights Agreement and the Securities Act and other than Liens relating to, or resulting from, actions of the Purchasers), and the issuance of any of the Purchased Securities as contemplated in and pursuant to this Agreement, the Transaction Document and the Warrants will not (i) except for anti-dilution adjustments to the conversion price of the Series A Preferred Stock and assuming the holders of Series A Preferred Stock waive their preemptive rights and approve the transaction pursuant to their voting rights, violate or trigger anti-dilution adjustments under, or be subject to any preemptive rights or right of first refusal or similar right under, any provision of the General Corporation Law of the State of Delaware, the Company’s certificate of incorporation or bylaws, or any material agreement, document or instrument to which the Company is a party or by which it is otherwise bound (and which will be in effect immediately following the Closing) or (ii) violate any applicable federal or state or foreign securities laws as a result of any act or omission by any Person other than the Purchasers or (iii) violate applicable rules or regulations of Nasdaq.
      (e) Prior to Closing and the issuance of the Purchased Securities, the Company shall have reserved for issuance the total number of shares of Common Stock issuable upon conversion of the authorized amount of Series B Preferred Stock based upon the conversion ratio then in effect, as set forth in the Certificate of Designation, and upon exercise of the Warrants based upon the number of Warrant Shares and the purchase price then in effect. All of the Underlying Shares and all Warrant Shares have been duly authorized and, when issued in accordance with the terms of the Certificate of Designation and the Warrants, as the case may be, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens (other than Liens relating to, or resulting from actions of, the Purchasers), and the issuance thereof will not, (i) except pursuant to the Series A Preferred Stock, violate or trigger anti-dilution adjustments under, or be subject to any preemptive rights or right of first refusal or similar right under, any provision of the General Corporation Law of the State of Delaware, the Company’s certificate of incorporation or bylaws, or any material agreement, document or instrument to which the Company is a party or by which it is otherwise bound or (ii) violate any applicable federal or state or foreign securities laws as a result of any act or omission by any Person other than the Purchasers.
      (f) All outstanding shares of capital stock of the Company and the Subsidiaries have been issued in compliance with all applicable federal, state and foreign securities laws and applicable listing standards, rules and regulations of Nasdaq.
      Section 3.06     Subsidiaries.
      (a) All of the Subsidiaries, their respective jurisdictions of incorporation or organization and percentage ownership by the Company are set forth in Section 3.06(a) of the Disclosure Letter. The Company does not directly or indirectly own, or hold the right to acquire, any capital stock or other ownership interests of any Person not listed in Section 3.06(a) of the Disclosure Letter. Each Subsidiary is duly incorporated or organized, validly existing and (to the extent applicable) in good standing under the laws of its jurisdiction of incorporation or organization and has the full corporate power to own, lease and operate its properties and assets and to carry on its business as now conducted. Each Subsidiary is duly qualified to transact business and (to the extent applicable) is in good standing in each jurisdiction in which the failure so to qualify would have, or could reasonably be expected to have, a Material Adverse Effect.
      (b) Except as indicated in Section 3.06(a) of the Disclosure Letter, all of the outstanding capital stock or other voting securities of each Subsidiary is owned by the Company, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities) excluding restrictions under applicable securities laws. There are no outstanding (i) securities of the Company or any Subsidiary convertible into, or exchangeable or exercisable for, shares of capital stock or other voting securities of any Subsidiary or (ii) options, warrants or other rights to acquire from the Company or any Subsidiary, or other obligation of the Company or any Subsidiary to issue, any capital stock, other voting securities or securities convertible into, or exchangeable or exercisable for, capital stock or other voting securities of any Subsidiary (the items in clauses (i) and (ii) of this sentence being referred to collectively as the “Subsidiary Securities”). There are no obligations of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any outstanding Subsidiary Securities.
      Section 3.07     Public Reports; Financial Statements.
      (a) Since May 1, 2004, the Company has filed with the Commission all forms, reports, schedules, proxy statements (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, and including all registration statements, prospectuses and other reports and documents filed with the Commission since such date, the “Public Reports”) required to be filed by the Company with the Commission. As of its date of filing, except to the extent otherwise disclosed in subsequently filed Public Reports, each Public Report complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations promulgated thereunder and, except to the extent revised or superseded by a subsequent filing with the Commission prior to the date hereof, none of such Public Reports (including any and all financial statements included therein) when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.
      (b) Except to the extent otherwise disclosed in the Public Reports, each of the consolidated financial statements (including the notes thereto) included in the Public Reports complied as to form in all material respects, as of its date of filing with the Commission, with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, was prepared in accordance with GAAP (except as may otherwise be indicated in the notes thereto) and fairly presents in all material respects the consolidated financial position of Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited financial statements, to (i) normal year-end adjustments, (ii) the absence of footnote disclosure required to be included in audited financial statements and (iii) as otherwise permitted by the Commission on Form 10-Q under the Exchange Act, which collectively were not and are not expected to be in the aggregate material).
      Section 3.08     Absence of Certain Changes. The Company and the Subsidiaries have conducted their businesses since April 2, 2005 (the “Balance Sheet Date”) in the ordinary course of business consistent with past practice. Without limiting the generality of the foregoing, since the Balance Sheet Date there has not been, except as set forth in the Public Reports, any:

(a) event or series of related events which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect;

(b) declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Company, or any repurchase, redemption or other acquisition by the

Company or any Subsidiary of any outstanding shares of capital stock or other securities of the Company or any Subsidiary;

(c) incurrence, assumption or guarantee by the Company or any Subsidiary of any Indebtedness, other than in the ordinary course of business consistent with past practices;

(d) creation or other incurrence by the Company or any Subsidiary of any Lien on any material asset other than in the ordinary course of business consistent with past practices;

(e) making of any loan, advance or capital contributions to or investment by the Company or any Subsidiary in any Person, other than (i) loans, advances or capital contributions to or investments in wholly-owned Subsidiaries and (ii) loans to employees to advance reasonable and customary expenses to be incurred by them in the performance of their duties on behalf of the Company or any Subsidiary, in each case made in the ordinary course of business consistent with past practices;

(f) acquisition, disposition or similar transaction by the Company or any Subsidiary involving any assets, properties or liabilities (other than sales of inventory in the ordinary course of business consistent with past practices), whether by merger, purchase or sale of stock, purchase or sale of assets or otherwise;

(g) damage, destruction or other casualty loss (whether or not covered by insurance) which has not had, or could reasonably be expected to have, a Material Adverse Effect;

(h) Tax election or material change in any method of accounting or accounting practice by the Company or any Subsidiary, except for any such change after the date hereof required by reason of a concurrent change in GAAP;

(i) payment, deferral, discharge or satisfaction of any material claims, liabilities or obligations (absolute, accrued, contingent or otherwise), other than the payment, deferral, discharge or satisfaction, in accordance with the respective terms thereof and in the ordinary course of business consistent with past practices, of liabilities and obligations (i) reflected or reserved against in the Company’s financial statements included in the Public Reports or in the notes thereto or (ii) incurred since the date of such financial statements in the ordinary course of business consistent with past practices;

(j) collection or attempt to collect any accounts receivable other than in the ordinary course of business consistent with past practices;

(k) resignation or, except as approved by the Board, any termination or removal of any Executive Officers;

(l) increase in the compensation of, or Employee Benefits made available to, any of the Executive Officers or in the rate of pay or Employee Benefits of any of its employees, except as part of regular compensation increases in the ordinary course of business consistent with past practices;

(m) labor dispute, other than routine individual grievances, or written notice of any, or to the Company’s Knowledge threatened, activity or proceeding by a labor union or representative thereof to organize any employees of the Company or any Subsidiary, which employees were not subject to a collective bargaining agreement at the Balance Sheet Date, or any lockouts, strikes, slowdowns, or work stoppages by or with respect to any employees of the Company or any Subsidiary, nor, to the Company’s Knowledge, has any Person threatened to initiate any such activity;

(n) Material Contract (other than the Transaction Documents) entered into, or any relinquishment or waiver by the Company or any Subsidiary of any material right under any Material Contract, and none of the Company or any of the Subsidiaries has taken or omitted to take, and, to the Company’s Knowledge, no third party has taken or omitted to take, any action that constitutes, or would with the passage of time constitute, a material default under any Material Contract or any transaction document entered into by the Company in connection with the Series A Preferred Stock issuance; or

(o) any (i) “plant closing” (as defined in the Worker Adjustment and Retraining Notification Act of 1988 (the “WARN Act”)), or (ii) “mass layoff” (as defined in the WARN Act), nor has the

Company or any of the Subsidiaries engaged in or given notice of layoffs or employment terminations sufficient in number to trigger application of any similar state or local law, with respect to which, under either (i) or (ii) above or under state or local law, the Company or any of the Subsidiaries has any liability material to the Company and the Subsidiaries taken as a whole.

      Section 3.09     Indebtedness; No Undisclosed Material Liabilities.
      (a) Except as set forth in the Public Reports, neither the Company nor any Subsidiary has any secured or unsecured Indebtedness or commitments for Indebtedness.
      (b) There are no liabilities of the Company or any Subsidiary of any kind whatsoever, whether accrued, contingent, unliquidated, absolute, determined, unknown or otherwise, other than:

(i) liabilities provided for in the Company’s financial statements included in the Public Reports or disclosed in the notes to the financial statements set forth therein which liabilities, both individually and in the aggregate, are not material to the Company and the Subsidiaries, taken as a whole; and

(ii) liabilities incurred since the Balance Sheet Date in the ordinary course of business consistent with past practice.
      (c) Except for leases for personal or real property entered into in the ordinary course of business, and except for instruments, arrangements or agreements referred to in this Agreement, the Company has not issued any instruments, entered into any agreements, commitments or arrangements or incurred any obligations that would have, or could reasonably be expected to have, the effect of providing the Company with “off balance sheet” financing, including, without limitation, any sale-leaseback arrangements, “synthetic leases”, “GIC”s, “Synthetic GIC”s, shared trust arrangements and “off balance sheet” Indebtedness.
      Section 3.10     Litigation.
      (a) Except as set forth in Section 3.10 of the Disclosure Letter, there are no Suits pending or, to the Company’s Knowledge, threatened against the Company or any of the Subsidiaries. To the Company’s Knowledge, there is no reasonable basis upon which any Suit may be initiated against the Company or any of the Subsidiaries that could result in any material liability to the Company.
      (b) Neither the Company nor any Subsidiary is party to or bound by (i) any agreement to pay damages or fines to, or provide indemnification, contribution or expense reimbursement to any Person with respect to any matter that is the subject of a Suit or (ii) any release of any claims that it may have against any Person with respect to any matter that is the subject of a Suit. No Person has given written notice to the Company or any of the Subsidiaries of its intention to seek such indemnification or expense reimbursement.
      (c) Neither the Company nor any Subsidiary is a named party in any outstanding order, writ, injunction, judgment, arbitration award or decree of any court, arbitrator, government agency, or instrumentality.
      Section 3.11     Compliance with Laws and Charter.
      (a) The Company and each of the Subsidiaries have complied with, are not in violation of, and have not received any written notices alleging any violation with respect to, any applicable provisions of any Laws with respect to the conduct of its business, or the ownership or operation of its properties or assets, except for failures to comply or violations that, individually or in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect.
      (b) Since January 1, 2000, the Company has had in effect a policy regarding insider trading, and the Company is not aware of any violation thereof. A copy of the current version of such policy has been delivered to the Purchasers.
      (c) Except as set forth on Section 3.11(c) of the Disclosure Letter, the Company has complied, and is in compliance, with its Certificate of Incorporation (including the Certificate of Designation of the Series A Preferred Stock) and bylaws, except for failures to comply that, individually or in the aggregate, have not had, and could not reasonably be expected to have, a material effect on the Company.

      Section 3.12     Title to Assets. Each of the Company and the Subsidiaries has good and marketable title to all of its real and personal property reflected in the Public Reports, in each case free of all Liens other than (i) liens for taxes not yet due and payable, (ii) liens imposed by law and incurred in the ordinary course of business for obligations not past due, (iii) liens in respect of pledges or deposits under workers’ compensation laws or similar legislation, and (iv) liens, encumbrances and defects in title that do not materially detract from the value or usefulness of the property subject thereto, do not have a Material Adverse Effect, and have not arisen other than in the ordinary course of business.
      Section 3.13     Material Contracts. Except as set forth in Section 3.13(a) of the Disclosure Letter, the Company and each of the Subsidiaries have performed all the obligations required to be performed by them to date under each Material Contract, except for such non-performance as could not reasonably be expected to give rise to a declaration of a default thereunder. Neither the Company nor any Subsidiary has received a notice of default and, to the Company’s Knowledge, are not in default under any Material Contract now in effect. Except as set forth in Section 3.13(b) of the Disclosure Letter, no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company or any Subsidiary limits or shall limit the payment of dividends on the Preferred Stock or the Common Stock.
      Section 3.14     Intellectual Property.
      (a) For purposes of this Section 3.14, the term “Business Intellectual Property” means all Intellectual Property owned, in whole or in part, or licensed by the Company or any of its Subsidiaries or that has been used, is used or has been acquired or developed with the intent of being used, in whole or in part, in the Business, other than off-the-shelf software applications used generally in the Business. Section 3.14(a) of the Disclosure Letter sets forth an accurate and complete list, as of the date hereof, of all Business Intellectual Property that is the subject of a registration, or for which a registration application is pending, in the United States or any other jurisdiction.
      (b) The Company or one of its Subsidiaries either (i) owns all right, title and interest in the Business Intellectual Property without the making of any payment or the obligation to grant rights to any Person, or (ii) possesses adequate licenses or other valid rights to use the Business Intellectual Property in the manner in which the Company and/or its Subsidiaries has used, is using, or has contemplated using the Business Intellectual Property. Without limiting the foregoing, except as set forth in Section 3.14(b) of the Disclosure Letter, no open source or public library Software, including, without limitation, any Software licensed pursuant to any GNU public license, is or was used in the creation, development or modification of, or is or was incorporated into, any material Business Intellectual Property. None of the uses of any open source code or public library Software set forth in Section 3.14(b) of the Disclosure Letter would have, or could reasonably be expected to have, a Material Adverse Effect on the Business, the Company or any of its Subsidiaries.
      (c) All Business Intellectual Property registrations and applications to register, whether in the United States or any other jurisdiction, (i) are in compliance in all material respects with all formal legal requirements (including, without limitation, examination and maintenance fees, recordations and proofs of use) and (ii) if registered, are valid, subsisting and enforceable and have not been abandoned and as to all applications to register any Business Intellectual Property, are pending and in good standing without challenge of any kind.
      (d) No claim has been brought or, to the Company’s Knowledge, is threatened by any third party, and neither the Company nor any of its Subsidiaries has received notice of any claim that (i) alleges that any Business Intellectual Property, or the use thereof, infringes, violates, dilutes or misappropriates or has infringed, violated, diluted or misappropriated (collectively “Infringes”) the rights of any Person, (ii) challenges the ownership, validity or enforceability of any Business Intellectual Property, or (iii) alleges that the conduct of the Business, including, without limitation, any products or services or the actual or contemplated use, offer or provision thereof by the Company or any of its Subsidiaries, Infringes the rights of any Person. To the Company’s Knowledge, neither the conduct of the Business including, without limitation, any products or services or the actual or contemplated use, offer or provision thereof by the Company or any of its Subsidiaries, nor any Business Intellectual Property, or use thereof, Infringes the rights of any Person.

      (e) Neither the Company nor any of its Subsidiaries has threatened or initiated any claim against any third party alleging that such third party Infringes any Business Intellectual Property and no such claim is pending or being considered. To the Company’s Knowledge, no Person is Infringing the rights of the Company or any Subsidiary in the Business Intellectual Property.
      (f) The Company and its Subsidiaries have taken all commercially reasonable actions to protect and preserve the security, confidentiality and value of all material Business Intellectual Property, including, without limitation, Trade Secrets.
      (g) All personnel of the Company and its Subsidiaries, including, without limitation, all current and former officers, employees, agents, developers, consultants and contractors, who have or have had access to, or have contributed to or participated in the conception, reduction to practice, creation or development of the Business Intellectual Property either (i) are a party to a “work-for-hire” agreement that has accorded and assigned to the Company all right, title and interest in and to all Intellectual Property and all tangible and intangible property created or developed, in whole or in part, by such Person or (ii) have executed appropriate instruments of assignment in favor of the Company that have conveyed to the Company, and that contain a continuing obligation to convey to the Company, all right, title and interest in and to all Intellectual Property and all tangible and intangible property created and/or developed, in whole or in part, by such Person.
      (h) Neither the Company nor any of its Subsidiaries has assigned, licensed, leased, sold, placed in escrow or otherwise transferred, disposed of or released any interest which the Company or any of its Subsidiaries has or had in or to any Business Intellectual Property.
      (i) All contracts, including, without limitation, all licenses, relating to or affecting the Business Intellectual Property, are legal, valid, binding and enforceable. None of the Company, any of the Subsidiaries, or to the Company’s Knowledge, any Person is in material default under any contract relating to or affecting any of the Business Intellectual Property, including, without limitation, contracts related to any Software service levels. The execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not result in the breach of, or create on behalf of any Person the right to terminate or modify, any license, sublicense or other contract or agreement (i) relating to or affecting any Business Intellectual Property or (ii) pursuant to which the Company or any of the Subsidiaries is granted a license or otherwise authorized to use, sell, resell, distribute or sublicense any third party Intellectual Property.
      (j) All Software included in the Business Intellectual Property performs in accordance with all user specifications in all material respects, is covered by appropriate maintenance and disaster recovery agreements, and, to the Company’s Knowledge, does not contain any viruses, worms, Trojan horses or similar programs. To the Company’s Knowledge, no person or entity has been supplied with any key, “backdoor” or other mechanism to reverse, defeat, disable or weaken the full strength or power of any encryption, centralized management interface, or other similar protections provided by or resident in the Software included in the Business Intellectual Property.
      Section 3.15     Licenses and Permits. The Company and each of the Subsidiaries has all material franchises, authorizations, memberships, approvals, orders, consents, licenses, certificates, permits, registrations, qualifications or other rights and privileges of any U.S. or foreign governmental or self-regulatory authority or agency or political subdivision thereof (collectively, “Permits”) necessary to permit the ownership of property and the conduct of business as conducted by the Company and the Subsidiaries, and all such Permits are valid and in full force and effect. No such Permit is reasonably expected to be terminated as a result of the execution of this Agreement, the Transaction Documents or consummation of the transactions contemplated hereby or thereby.
      Section 3.16     Employee Matters.
      (a) Section 3.16(a) of the Disclosure Letter sets forth a true, complete and accurate list of all Employee Benefit Plans.
      (b) Each of the Employee Benefit Plans conforms (and at all times has conformed) in all material respects to, and is being administered and operated (and has at all times been administered and operated) in material compliance with, its terms and the requirements of ERISA, the Code and all other applicable laws. All returns, reports and disclosures required to be made under ERISA, the Code or any other applicable law with respect to the Employee Benefit Plans have been timely filed or made, and all statements made on such returns, reports and disclosures have been true and complete in all material respects. Neither the Company nor any ERISA Affiliate has incurred any material liability for any tax, excise tax, or penalty with respect to any Employee Benefit Plan, and no event has occurred and no circumstance exists or has existed that could reasonably be expected to give rise to a material liability for any such tax or penalty.
      (c) Each Employee Benefit Plan intended to be qualified under Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code has been determined by the Internal Revenue Service to be so qualified and exempt or a timely application for such determination has been made or will be made with respect to the initial qualification of each such Employee Benefit Plan. Any such Internal Revenue Service determination remains in effect and has not been revoked. Nothing has occurred since the date of any such determination that is reasonably expected to affect adversely such qualification or exemption.
      (d) The Company has delivered or made available to the Purchasers true, complete and accurate copies of the following documents: (i) all plan documents, amendments and trust agreements relating to each Employee Benefit Plan; (ii) the most recent annual and periodic accountings of plan assets; (iii) the most recent Internal Revenue Service determination or notification letter for each Employee Benefit Plan that is an “employee pension benefit plan” (as that term is defined in Section 3(2) of ERISA) and a list identifying any amendment not covered by such determination or notification letter; (iv) annual reports filed on Form 5500 (including accompanying schedules) for each Employee Benefit Plan for the past three years, if such reports were required to be filed; (v) the current summary plan description, if any is required by ERISA, for each Employee Benefit Plan; and (vi) all insurance contracts, annuity contracts, investment management or advisory agreements, administration contracts, service provider agreements, audit reports, fidelity bonds and fiduciary liability policies relating to any Employee Benefit Plan; and (vii) all material correspondence with any governmental authority relating to any Employee Benefit Plan.
      (e) There are no pending or, to the Knowledge of the Company, threatened claims by or on behalf of any Employee Benefit Plan, or by or on behalf of any individual participants or beneficiaries of any Employee Benefit Plan, alleging any violation of ERISA or any other applicable laws or regulations, or claiming payments (other than benefit claims made and expected to be approved in the ordinary course of the operation of such plans), nor is there any basis for such claim. No Employee Benefit Plan is the subject of any pending or, to the Company’s Knowledge, threatened investigation or audit by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other regulatory agency, foreign or domestic. To the Company’s Knowledge, no “prohibited transaction” (as described in Section 406 of ERISA, but not including transactions exempted by Section 408 of ERISA or related regulations or rulings) has occurred with respect to any Employee Benefit Plan.
      (f) All contributions to and payments from the Employee Benefit Plans, have been timely made.
      (g) There has been no amendment to, written interpretation or announcement (whether or not written) relating to, or change in employee participation or coverage under, any Employee Benefit Plan which, when aggregated with all such amendments, written interpretations, announcements or changes, would increase materially the aggregate expense of maintaining the Employee Benefit Plans above the level of the expense incurred in respect thereof for the fiscal year of the Company ending immediately prior to the date hereof. Each Employee Benefit Plan may be amended or terminated, at any time determined by the Company in its sole discretion, except as limited by law and with respect to previously accrued benefits.
      (h) The Company and the ERISA Affiliates do not sponsor, participate in or contribute to, and have not in the past sponsored, participated in or contributed to, and have no current or contingent obligation with respect to: (1) any defined benefit pension plan subject to Title IV of ERISA, (2) any “multiemployer plan” (as defined in Section 3(37) of ERISA), (3) any plan or arrangement that provides post retirement medical benefits, death benefits or other welfare benefits, except to the extent required by Part 6 of Title I of ERISA or any similar law, or (4) any “welfare benefit fund” (within the meaning of Section 419 of the Code).

      Section 3.17     Key Employees and Executive Compensation.
      (a) Section 3.17(a) of the Disclosure Letter sets forth, as of the date hereof, a true and complete list of the names, titles, annual salaries and other compensation of all officers of the Company and the Subsidiaries and all other employees of the Company and the Subsidiaries whose annual base salary exceeds $200,000 or whose annual commissions exceeded $200,000 in the most recent fiscal year. As of the date hereof, to the Knowledge of the Company none of the individuals listed in Section 3.17(a) of the Disclosure Letter has indicated that he or she intends to resign or retire as a result of the transactions contemplated by this Agreement, or that he or she otherwise intends to resign.
      (b) Neither the Company nor any Subsidiary, for the one year period ending on the date hereof, has made any payment of any amount to any employee or former employee that would not be deductible pursuant to Section 162(m) of the Code.
      (c) The execution of and performance of the transactions contemplated by this Agreement will not result in: (i) any payment, or obligation to make any payment, to or acceleration, vesting or increase in the rights of any employee or former employee of the Company or the Subsidiaries, including pursuant to any employment, severance, indemnification, change of control or other agreement or understanding, or (ii) any “excess parachute payment” (as defined in Section 280G of the Code), or obligation to make such a payment, to any current or former employee of the Company or the Subsidiaries.
      (d) Since June 1, 2004 there has not been: (i) any payment, or obligation to make any payment, to or acceleration, vesting or increase in the rights of any current or former employee of the Company or the Subsidiaries, including pursuant to any employment, severance, indemnification, change of control or other agreement or understanding, other than the vesting of options or restricted stock as a result only of the passing of time as set forth in the vesting schedule put in place at the time of the initial grant and any compensation payments arising in the ordinary course of business, or (ii) any “excess parachute payment” (as defined in Section 280G of the Code), or obligation to make such a payment, to any current or former employee of the Company or the Subsidiaries.
      Section 3.18     Labor Matters. None of Company or any of the Subsidiaries is a party to or bound by any collective bargaining or similar agreement, letter of understanding or any other agreement, formal or informal, with any labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of the Company or any of the Subsidiaries in the United States. None of the employees of the Company or any of the Subsidiaries is represented by any labor organization. The Company has provided the Purchasers with true, complete and accurate copies of all written employee handbooks, policy manuals and other material personnel policies, rules or procedures applicable to employees of the Company or any of the Subsidiaries.
      Section 3.19     Taxes. Except as set forth in Section 3.19 of the Disclosure Letter:

(a) the Company and each of the Subsidiaries has timely filed in accordance with all applicable laws, all Tax returns, statements, reports and forms (collectively, the “Returns”) required to be filed with any Taxing Authority (taking into account any extension of a required filing date);

(b) such Returns were true, complete and accurate in all material respects;

(c) the Company has paid when due all Taxes that were required to be withheld and paid to a taxing authority with respect to payments made to employees, independent contractors and any other person payments to whom are subject to tax withholding;

(d) the charges, accruals and reserves reflected on the Balance Sheet (excluding any provision for deferred income taxes) are adequate to cover the Tax liabilities accruing through the date thereof;

(e) the Company is not engaged in any proceeding involving an audit of any Tax Returns of the Company and the Subsidiaries, and, to the Company’s Knowledge, no such audit is pending or contemplated;

(f) neither the Company nor any of the Subsidiaries has any obligation under any tax sharing agreement, tax allocation agreement, tax indemnification agreement or any other agreement or arrangement in respect of any Tax with any Person or any distributions made or to be made with respect to Taxes;

(g) neither the Company nor any of the Subsidiaries has been a member of any affiliated, consolidated, combined or unitary group other than one in which the Company was the common parent;

(h) the Company is not now, and has never been a “United States Real Property Holding Corporation” as defined in Section 897(c)(2) of the Code and Section 1.897-2(b) of the Treasury Regulations promulgated thereunder;

(i) none of the Subsidiaries that are not formed under the laws of the United States has made an investment in U.S. property, as defined by Section 956 of the Code; and

(j) the Subsidiaries are and, since the date of their acquisition or formation (as the case may be) by the Company, have been corporations as defined in Treasury Regulation 301.7701-2.
      Section 3.20     Environmental Matters. To the Company’s Knowledge, (a) the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and (b) no material expenditures are or will be required in order to comply with any such statute, law or regulation.
      Section 3.21     Certain Payments. To the Company’s Knowledge, neither the Company nor any of the Subsidiaries nor any of their respective current or former directors, officers, employees, agents or Affiliates has, on behalf of the Company or any Subsidiary or in connection with their respective businesses, (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds, (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets, (d) made any false or fictitious entries on the books and records of the Company, (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature, or (f) submitted any claims for payment to any Person that are not permitted by applicable law.
      Section 3.22     Affiliate Transactions. All transactions (other than those relating to services as directors or employees) between or among the Company or any Subsidiary, on the one hand, and any Affiliate of the Company (other than a Subsidiary), on the other hand (each, an “Affiliate Transaction”), are listed in Section 3.22 of the Disclosure Letter or set forth in the Public Reports if such Affiliate Transaction is either (i) with an Affiliate of the Company other than Canopy and involves aggregate expenditures to be made by, or aggregate payments to be received by, the Company of greater than $60,000 (except the transactions contemplated by this Agreement), or (ii) with Canopy. All Affiliate Transactions (including the transactions contemplated by this Agreement) have been entered into in the ordinary course of business consistent with past practices and on fair and reasonable terms, no less favorable to the Company or any Subsidiary than such terms as reasonably could be expected to be obtained in a comparable arm’s-length transaction with an unaffiliated Person.
      Section 3.23     Finders’ Fees. No investment banker, broker, finder or other intermediary is or will be entitled to any fee or commission or other payment in connection with the transactions contemplated by this Agreement.
      Section 3.24     Nasdaq SmallCap Market. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq SmallCap Market under the symbol “MTIC,” and the Company has taken no action designed to, or expected to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq SmallCap Market. Since May 1, 2004, the Company has not received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing or that it is in violation of the Nasdaq listing standards. There are no matters with respect to which the Company has received notice of violation or deficiency from Nasdaq that, to the Company’s Knowledge, remain open or unresolved.

      Section 3.25     No Manipulation of Stock. Neither the Company nor any of the Subsidiaries has taken or authorized any Person to take, and, to the Company’s Knowledge, no other Person has taken, any action designed to, or that might reasonably be expected to cause or result in, any stabilization or manipulation of the price of Common Stock in violation of applicable law.
      Section 3.26     Non-Investment Company. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, and immediately after receipt of payment for the Purchased Securities will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.
      Section 3.27     Compliance with Securities Act. The Company has complied with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Purchased Securities pursuant to this Agreement. Neither the Company, nor any Person authorized to, or with authority to, act on its behalf, has (i) taken any action so as to bring the issuance and sale of the Purchased Securities pursuant to this Agreement under the registration provisions of the Securities Act or applicable state securities laws, or (ii) engaged in a general solicitation of, or general advertising to (in each case, within the meaning of Regulation D of the Securities Act) investors with respect to offers or sales of the Series B Shares or the Warrants. The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the Purchased Securities sold pursuant to this Agreement. The Purchasers and the Company acknowledge the Company’s reliance on the representations set forth in Section 4.05 hereof.
      Section 3.28     Sarbanes-Oxley Act. The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”), that are in effect, and intends to comply with any other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions. For the purposes of clarification, nothing in this Section 3.28 shall be deemed to require the Company to accelerate its compliance with any provision of the Sarbanes-Oxley Act prior to the date the Company is required under the Sarbanes-Oxley Act to comply with such provision.
      Section 3.29     Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain assets accountability, (c) access to assets is permitted only in accordance with management’s general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has not received a notice of non-compliance with respect to any such internal controls and, to the Company’s knowledge, no such notice is pending or threatened.
      Section 3.30     Acknowledgement Regarding Purchasers’ Purchase of Purchased Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Purchasers’ purchase of the Purchased Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives excluding Michael Pehl, whom the Company acknowledges is a Partner of Advent.
      Section 3.31     Form S-3 Eligibility. The Company has the ability to register the Underlying Shares for resale by the Purchasers under Form S-3 promulgated under the Securities Act.

      Section 3.32     Disclosure. To the Company’s Knowledge, neither this Agreement nor the Disclosure Letter, nor any other documents, certificates or instruments furnished to the Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by this Agreement taken as a whole, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein and therein, in light of the circumstances under which they were made, not misleading.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER
      Each Purchaser, severally as to itself and no other Purchaser, hereby represents and warrants to the Company as of the date hereof that:
      Section 4.01     Existence and Power. Such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.
      Section 4.02     Authorization. Such Purchaser has the power to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and such other Transaction Documents. This Agreement constitutes, and each of the other Transaction Documents to which it is a party, when executed and delivered by such Purchaser, will constitute, a valid and binding agreement of such Purchaser, enforceable in accordance with its terms.
      Section 4.03     Governmental Authorization. The execution, delivery and performance by such Purchaser of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, require no action by or in respect of, or filing with, any governmental body, agency or official, by such Purchaser other than (a) the filing by such Purchaser with the Commission of such reports and other documents under the Securities Act or the Exchange Act, and filings pursuant to applicable stock exchange rules, as may be required in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby to be effected at or prior to the Closing, and (b) any filings required by the securities or blue sky laws of the various states and filings under the Securities Act, the Exchange Act and/or pursuant to Nasdaq rules in connection with a registration of securities pursuant to the Investor Rights Agreement.
      Section 4.04     Noncontravention. The execution, delivery and performance by such Purchaser of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby do not and will not violate the organizational documents of such Purchaser or any applicable material law, rule, regulation, judgment, injunction, order or decree.
      Section 4.05     Private Placement. Such Purchaser is acquiring the Purchased Securities pursuant to this Agreement for investment and not with a view to the resale or distribution of the Series B Shares, the Warrants, the Underlying Shares or the Warrant Shares, or any interest therein, without prejudice, however, to such Purchaser’s right, subject to compliance with the Transaction Documents (including the Investor Rights Agreement), at all times to sell or otherwise dispose of all or any part of such Series B Shares, Warrants, Underlying Shares or Warrant Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold any of the Series B Shares, Warrants, Underlying Shares or Warrant Shares for any period of time. Such Purchaser is acquiring the Purchased Securities hereunder in the ordinary course of business. Except as contemplated by the Investor Rights Agreement, such Purchaser has no agreement, undertaking, arrangement, obligation or commitment providing for the disposition of such Series B Shares, Warrants, Underlying Shares or Warrant Shares. The Purchaser has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Purchased Securities. At all times since the time such Purchaser was initially offered the Purchased Securities, such Purchaser has been an “accredited investor” as such term is defined in Regulation D under the Securities Act.

      Section 4.06     Access to Information. Such Purchaser acknowledges that it has been afforded: (a) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Purchased Securities and the merits and risks of investing in the Purchased Securities; (b) access to information about the Company and the Subsidiaries and their respective financial condition sufficient to enable it to evaluate its investment; and (c) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel, nor any other provisions of this Section 4.06, shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the representations and warranties contained in the Transaction Documents to which it is a party.
      Section 4.07     General Solicitation. Such Purchaser is not purchasing Purchased Securities as a result of any advertisement, article, notice or other communication regarding such Purchased Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
      Section 4.08     Reliance. Such Purchaser understands and acknowledges that (a) the Purchased Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (b) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.
      Section 4.09     Absence of Litigation. There are no Suits pending or, to such Purchaser’s knowledge, threatened against such Purchaser or any of its Affiliates by or before any court or other governmental body or arbitrator in which an unfavorable outcome, ruling or finding in any said Suit, or for all such Suits taken as a whole, questions this Agreement or any of the Transaction Documents to which such Purchaser is a party or seeks to or could reasonably be expected to delay or prevent the consummation of the transactions contemplated hereunder or thereunder or the right of such Purchaser to execute, deliver and perform hereunder or thereunder.
      Section 4.10     Finders’ Fees. Except for the persons entitled to the Expense Reimbursement Amounts such Purchaser has not retained or authorized an investment banker, broker, finder or other intermediary to act on behalf of such Purchaser who might be entitled to any fee or commission or other payment from the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement.
      Section 4.11     Economic Risk. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Purchaser will bear the economic risk of this investment until the Securities are registered pursuant to the Securities Act, or an exemption from registration is available.
      Section 4.12     Legends. In addition to any legend required by any applicable state securities law, the certificates evidencing the Series B Shares shall bear the following legend until the Series B Shares are covered by an effective registration statement filed with the Commission:

“THE SHARES OF PREFERRED STOCK EVIDENCED BY THIS CERTIFICATE, AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH PREFERRED STOCK (COLLECTIVELY, THE “SHARES”), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY

TO MTI TECHNOLOGY CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.”

(a) In addition to any legend required by any applicable state securities law, the Warrants shall bear the following legend until the Warrant Shares are covered by an effective registration statement filed with the Commission:

“THIS WARRANT, AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO MTI TECHNOLOGY CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b) In addition to any legend required by any applicable state securities law, any certificates evidencing either (i) Conversion Shares that the Company may issue upon conversion of the Series B Shares or (ii) Warrant Shares that the Company may issue upon exercise of the Warrants, shall bear the following legend until the Conversion Shares or Warrant Shares, as the case may be, are covered by an effective registration statement filed with the Commission:

“THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO MTI TECHNOLOGY CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.”
ARTICLE 5
COVENANTS OF THE COMPANY
      Section 5.01     Notices of Certain Pre-Closing Events. From the date hereof until the Closing Date, the Company shall notify each Purchaser of the occurrence of any of the following circumstances or events promptly following the Company’s becoming aware of such circumstances or events:

(a) the Company’s receipt of any written notice or other written communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or the other Transaction Documents;

(b) the Company’s receipt of any notice or other communication from the Commission, Nasdaq or any other governmental or regulatory agency or authority regarding the transactions contemplated by the Transaction Documents or regarding any of the terms set forth in the Certificate of Designation or the other Transaction Documents in connection with the transactions contemplated by this Agreement or the other Transaction Documents or otherwise;

(c) the Company’s or any Subsidiary’s receipt of written notice of any Suit pending or, to the Company’s Knowledge, threatened against the Company or any of the Subsidiaries, and any judgment, injunction, order, decree or arbitration award relating to or involving or otherwise affecting the Company or any Subsidiary, that, if pending or, to the Company’s Knowledge, threatened on the date of this Agreement, would have been required to have been disclosed in Section 3.10(a) of the Disclosure Letter or in the Public Reports;

(d) any event or series of related events, which, individually or in the aggregate, would have, or could reasonably be expected to have, a Material Adverse Effect; and

(e) any event which reasonably causes the Company to believe that any of the conditions to Closing set forth in Section 7.01 and Section 7.02 hereof cannot be satisfied.
      Section 5.02     Pre-Closing Conduct of the Company.
      (a) From the date hereof until the Closing Date, the Company shall, and shall cause each of the Subsidiaries to:

(i) conduct its and their businesses in the ordinary course consistent with past practice;

(ii) use its and their commercially reasonable efforts to preserve intact its and their business organizations and relationships with third parties;

(iii) maintain all applicable Permits to do business;

(iv) fund each Employee Benefit Plan in accordance with the terms of such plan and with respect to benefits accrued or claims incurred through the Closing Date, including the payment of applicable premiums on any insurance contract funding an Employee Benefit Plan for coverage provided through the Closing Date; and

(v) comply in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations promulgated thereunder, including the timely filing of each Public Report required to be filed by the Company.
      (b) Without limiting the generality of the foregoing, from the date hereof until the Closing Date, the Company shall not, and shall not permit any of the Subsidiaries to, without the prior written consent of Advent:

(i) adopt or propose any change in the certificate of incorporation or bylaws of the Company, other than the filing with the Secretary of State of Delaware, at or prior to Closing, of the Certificate of Designation in accordance with the General Corporation Law of the State of Delaware;

(ii) issue any shares of Preferred Stock or file any certificate of designation creating any class of Preferred Stock, other than the Certificate of Designation;

(iii) issue any shares of Common Stock, other than shares of Common Stock issuable upon the exercise of preferred stock, options, warrants or other rights (including rights under the Company’s employee stock purchase plan) outstanding on the date hereof, or other obligations of the Company to issue, shares of Common Stock;

(iv) issue any Company Securities, other than options and restricted stock issued in accordance with Employee Benefit Plans in effect on the date hereof;

(v) redeem, retire, purchase or otherwise acquire, directly or indirectly, any shares of Common Stock, any Company Securities or any other equity interests of the Company, or declare, set aside or pay any cash or non-cash dividends or other non-cash distributions in respect of such interests;

(vi) split, combine or reclassify any shares of the capital stock or other securities of the Company or any Subsidiary;

(vii) merge or consolidate with any other Person (other than a Subsidiary), or acquire a significant portion of the business assets of any other Person (other than a Subsidiary);

(viii) sell, lease, license or otherwise dispose of any material amount of assets or property except in the ordinary course of business;

(ix) pay, defer, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), other than the payment, deferral, discharge or satisfaction, in accordance with the respective terms thereof and the ordinary course of business consistent with past practices, of liabilities and obligations (1) reflected or reserved against in the Company’s financial statements included in the Public Reports or in the notes thereto or (2) incurred in the ordinary course of business consistent with past practices;

(x) collect or attempt to collect any of its accounts receivable, except in the ordinary course of business consistent with past practices;

(xi) take, commit to take or intentionally omit to take, any action, that would result, or could reasonably be expected to result, in any of the conditions to the obligations of the Purchasers set forth in Section 7.01 hereof not being satisfied;

(xii) except as may be required by law or as may be necessary to preserve an Employee Benefit Plan’s qualified status under Section 401 of the Code, adopt, terminate, amend, extend, or otherwise change any Employee Benefit Plan in a manner that, when aggregated with all such adoptions, terminations, amendments, extensions or changes, would materially increase the aggregate costs of the Employee Benefit Plans;

(xiii) materially adjust the compensation of any executive officer;

(xiv) take or omit to take any action that would result in:

(1) the representations and warranties of the Company made in this Agreement which are qualified as to “materiality,” “Material Adverse Effect” or words of similar meaning not being true and correct at and as of the Closing Date, as if made at and as of such date (except for representations and warranties made as of a particular date, which, on the Closing Date need to be true and correct as of the particular date referenced therein);

(2) all other representations and warranties of the Company made in this Agreement not being true and correct in all material respects at and as of the Closing Date, as if made at and as of such date (except for representations and warranties made as of a particular date, which, on the Closing Date, need to be true and correct as of the particular date referenced therein);

(xv) release any party from any confidentiality agreement by which such party is bound that was entered into in connection with a contemplated purchase of securities of the Company, or from its obligations under any agreements relating to covenants not to purchase the Company’s securities or other standstill obligations; or

(xvi) agree or commit to do any of the foregoing.
      Section 5.03     Tax Elections; Changes in Accounting Practices. From the date hereof until the Closing Date, the Company shall not make any material Tax election or material change in any method of accounting or accounting practice of the Company or any Subsidiary except for any such change required by reason of a concurrent change in GAAP.
      Section 5.04     Capital Stock Matters.
      (a) The Company shall file the Certificate of Designation prior to the Closing with the Secretary of State of Delaware in accordance with Delaware law.
      (b) The Company shall file the Certificate of Amendment to the Certificate of Designation of the Series A Preferred Stock in the form of Exhibit G hereto with the Secretary of State of Delaware in accordance with Delaware law, promptly after it receives the consent of the holders of Series A Preferred Stock set forth in Exhibit H hereto.
      (c) After the Closing, the Company shall reserve and shall keep available for issuance at all times when any shares of Series B Preferred Stock are outstanding, solely for the purpose of effecting the conversion of the Series B Preferred Stock, the total number of Underlying Shares issuable upon conversion of the outstanding shares of Series B Preferred Stock.

      (d) After the Closing, the Company shall reserve and shall keep available for issuance at all times when any Warrants are outstanding, solely for the purpose of effecting the exercise of the Warrants, the total number of Warrant Shares issuable upon exercise of the outstanding Warrants.
      (e) The Company shall use all commercially reasonable efforts to comply with all applicable Nasdaq SmallCap Market eligibility requirements and Nasdaq Marketplace Rules and to follow any recommendations by Nasdaq.
      (f) The Company shall file with Nasdaq a Notification Form for Listing Additional Shares with respect to the Underlying Shares within twenty (20) days after the date of this Agreement or at such earlier time as may be required by Nasdaq.
      Section 5.05     Pre-Closing Access to Information. From the date hereof until the Closing Date, the Company shall, and shall cause each Subsidiary to, (a) during regular business hours, and upon reasonable notice, give each Purchaser, its counsel, financial advisors, auditors and other authorized representatives, full access to the offices, properties, books and records of the Company and the Subsidiaries upon reasonable notice by the Purchasers to Company; (b) furnish to each Purchaser, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information relating to the Company or any Subsidiary as such Persons may reasonably request, except to the extent that furnishing any such information or data would violate any law, order, contract or license applicable to the Company or any Subsidiary or by which any of their respective assets and/or properties is bound; and (c) instruct the employees, counsel, auditors and financial advisors of the Company or any Subsidiary to cooperate with each Purchaser in its investigation of the Company and the Subsidiaries. No investigation by any Purchaser, its counsel, financial advisors, auditors or other authorized representatives or any other Person, and no information received by any Purchaser, its counsel, financial advisors, auditors or other authorized representatives or any other Person, shall operate as a waiver or otherwise affect any representation, warranty, covenant or agreement given or made by the Company hereunder. Unless otherwise agreed to in writing by the Company, each Purchaser (for and on behalf of itself and its counsel, financial advisors, auditors and other authorized representatives) who receives any written proprietary or confidential information or data that is marked as such after the date hereof and prior to the Closing Date with respect to the Company or any Subsidiary pursuant to this Section 5.05 agrees, (i) except as required by applicable law, to keep such information or data confidential and not to disclose or reveal such information to any Person (other than the Purchaser’s counsel, financial advisors, auditors and other authorized representatives in connection with the transactions contemplated hereby), and (ii) not to use such information or data for any purpose other than in connection with the Purchaser’s ownership of Company securities and in connection with evaluating the transactions contemplated hereby. In the event that any Purchaser (or its counsel, financial advisors, auditors and other authorized representatives) is requested, or required by applicable law, to disclose any proprietary or confidential information or data with respect to the Company or any Subsidiary pursuant to this Section 5.05, such Person will provide the Company with prompt notice of such request or requirement. Notwithstanding the above, the confidentiality and limited use obligations of this Section 5.05 shall not apply to information received pursuant to this Section 5.05 which: (i) is or becomes publicly known other than through a breach of this Section 5.05 by the applicable Purchasers; or (ii) is already known to a Purchaser at the time of disclosure; or (iii) is lawfully received by a Purchaser from a third party who is not known by such Purchaser to be bound by any confidentiality agreement with the Company with respect to such information; or (iv) is independently developed by employees or agents of a Purchaser or one of its affiliates; or (v) is authorized in writing by the Company to be released from the confidentiality obligations herein.
      Section 5.06     Update of Disclosure. On or prior to the Closing Date, the Company shall deliver to the Purchasers written notice of any event or development that (a) renders any statement, representation or warranty of the Company in this Agreement (including the Disclosure Letter) inaccurate or incomplete in any respect, or (b) constitutes or results in a breach by the Company of, or a failure by the Company to comply with, any agreement or covenant in this Agreement applicable to it. For the purposes of clarification, no such written notice shall be deemed to supplement or amend this Agreement, the other Transaction Documents or any Exhibit or Schedule to this Agreement for the purpose of (i) determining the accuracy of any of the representations and warranties made by the Company in this Agreement or (ii) determining whether any conditions precedent to the Purchasers’ performance of their obligations hereunder have been satisfied.
      Section 5.07     No Solicitation.
      (a) Subject to Section 5.07(c) hereof, the Company shall not, and shall cause each of the Subsidiaries and each of their respective directors and officers not to, and shall use all commercially reasonable efforts to ensure that each of the Company’s agents, advisors (including its legal counsel and financial advisors) and employees do not, directly or indirectly: (i) initiate, solicit or encourage, or take any action to facilitate the making of, any offer or proposal from any Person which constitutes, or could reasonably be expected to result in, an Alternative Transaction or an inquiry with respect thereto; (ii) enter into any agreement with respect to any Alternative Transaction; or (iii) engage in negotiations or discussions with, or provide any non-public information or data to, any Person other than the Purchasers or any of their Affiliates or representatives relating to any Alternative Transaction, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage any effort or attempt by any Person to do or seek any of the foregoing.
      (b) Notwithstanding anything set forth in Section 5.07(a) hereof to the contrary, the Company may furnish information in response to an unsolicited written proposal (provided such proposal was not solicited by the Company’s legal counsel or any other agent of the Company) regarding an Alternative Transaction and engage in negotiations with a Person relating to any such Alternative Transaction if, but only if, the Board determines in good faith that (i) such Alternative Transaction is reasonably expected to result in a Superior Proposal and (ii) after consultation with its independent outside counsel, the failure to furnish such information or engage in such negotiations would reasonably be expected to violate the Board’s fiduciary duties under applicable law; provided, however, that the Company shall notify the Purchasers orally (with written confirmation to follow within 24 hours) of any inquiries, expressions of interest, proposals or offers received by, the Company or any of the Subsidiaries or any of their representatives relating to any Alternative Transaction indicating, in such notice, the name of the Person submitting the Alternative Transaction proposal in question and the terms and conditions of such proposal; provided, further, that the Company shall notify the Purchasers orally (with written confirmation to follow within 24 hours) of any Superior Proposal, which notice shall identify the Person submitting the Superior Proposal and include a summary of the terms and conditions of such Superior Proposal (a “Superior Proposal Notice”), the Company shall permit the Purchasers a period of five (5) Business Days after receipt of a Superior Proposal Notice (the “Superior Proposal Period”) to submit to the Company a new proposal in response to the Superior Proposal that is the subject of the Superior Proposal Notice. After one such Superior Proposal Period, the Board shall determine whether and how, in its sole discretion in light of its fiduciary obligations under applicable law, to proceed with respect to the Superior Proposal and the Purchasers’ response.
      (c) The Company shall, and shall cause each of the Subsidiaries and each of their respective directors and officers to, and that it will use all commercially reasonable efforts to cause each of its employees, advisors (including its legal counsel and financial advisors) and agents to, immediately cease and cause to be terminated any existing activities, discussions or negotiations with any Persons conducted heretofore with respect to any Alternative Transaction.
      (d) Nothing contained in this Section 5.07 or Section 6.04 hereof shall prohibit the Company from (i) taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act or (ii) making any disclosure to its stockholders, in each case, if, in the good faith judgment of the Board, after consultation with independent outside counsel, the failure to take such position or make such disclosure would violate, or would reasonably be expected to violate, applicable law.
      (e) Neither the Board nor any committee thereof shall, except as permitted by this Section 5.07(e), (i) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to the Purchasers, the approval or recommendation by the Board or such committee of this Agreement and the transactions contemplated hereby, (ii) approve or recommend, or propose publicly to approve or recommend, any Alternative Transaction, or (iii) authorize the Company to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Alternative Transaction. Notwithstanding the foregoing, in the event that, prior to the approval of the issuance and sale of the shares of

Purchased Securities and the transactions contemplated by this Agreement by the stockholders of the Company, the Board determines in good faith, after it has received a Superior Proposal and after consultation with independent outside counsel, that the failure to approve or recommend such Superior Proposal would reasonably be expected to violate the Board’s fiduciary duties under applicable law, the Board may withdraw or modify its approval or recommendation of this Agreement and the transactions contemplated hereby but only after such time that the Board considers any adjustments in the terms and conditions of this Agreement submitted by the Purchasers during the Superior Proposal Period. The Board shall provide the Purchasers’ with prior notice of the Board’s intention to so withdraw or modify its approval and/or recommendation not less than two (2) Business Days prior to such withdraw or modification.
      Section 5.08     Use of Proceeds. The Company shall use the proceeds from the issuance and sale of the Purchased Securities to the Purchasers solely as follows:

(a) to pay the Expense Reimbursement Amount; and

(b) for general working capital of the Company and the Subsidiaries.
      Section 5.09     Insurance. For so long as the holders of the Series B Preferred Stock have the right to elect directors of the Company pursuant to the Certificate of Designation, the Company shall use all commercially reasonable efforts to carry and maintain any insurance against directors’ and officers’ liability to cover such directors to the same extent as directors elected by the holders of Common Stock. The amount of such coverage shall not be less than $15,000,000.
ARTICLE 6
COVENANTS OF THE COMPANY AND THE PURCHASERS
      Section 6.01     Further Assurances. Each of the Purchasers, severally as to itself, and the Company shall use, and the Company shall cause each Subsidiary to use, all commercially reasonable efforts to cause the conditions to Closing set forth in Section 7.01 and Section 7.02 hereof to be satisfied and to execute and deliver such documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement or any other Transaction Document.
      Section 6.02     Required Filings and Consents. The Company and each Purchaser agree to cooperate with each other (i) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and the other Transaction Documents and (ii) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.
      Section 6.03     Public Announcements. Except as may be required by law or Nasdaq regulations, each of the Purchasers, severally as to itself, and the Company agrees to consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby.
      Section 6.04     Proxy Statement. The Company, in consultation with the Purchasers, shall use all commercially reasonable efforts to prepare and file with the Commission, as promptly as practicable after the date hereof, preliminary proxy materials with respect to a meeting of the stockholders (the “Annual Meeting”) for the purpose of approving the issuance and sale of the Purchased Securities hereunder and all transactions contemplated by this Agreement; provided, however, that, prior to filing any such preliminary proxy materials with the Commission, the Company shall afford the Purchasers reasonable opportunity (which shall not be less than two (2) Business Days) to review and comment on any such preliminary proxy materials; and provided, further, that the Company shall not file any preliminary proxy materials to which the Purchasers reasonably object. Thereafter, the Company, in consultation with the Purchasers, shall promptly file with the Commission the definitive proxy statement and, acting through the Board, (i) call an Annual

Meeting to be held as soon as reasonably practicable after the date hereof and in no event later than 45 days after the earlier of (a) receiving notification that the Commission is not reviewing the preliminary proxy materials and (b) the conclusion of any Commission review of the preliminary proxy materials, for the purpose of voting upon the approval of the sale of Purchased Securities hereunder and all transactions contemplated by this Agreement and (ii) subject to Section 5.07(e) hereof, include in the proxy statement the recommendation of the Board that holders of the Common Stock approve the Company Proposals; and provided, however, that, prior to filing any such definitive proxy statement with the Commission, the Company shall afford the Purchasers reasonable opportunity (which shall not be less than two (2) Business Days) to review and comment on any change reflected in such definitive proxy statement; provided, further, that the Company shall not file any definitive proxy statement to which the Purchasers reasonably objected. Neither prior to nor at the Annual Meeting shall the Company put forth any matter, other than those matters relating to transactions expressly contemplated by this Agreement and the election of directors, to the holders of Common Stock for their approval without the prior written consent of Advent.
      (a) Each of the Company, on the one hand, and each of the Purchasers, severally and not jointly, on the other hand, hereby agrees that the information provided and to be provided by it specifically for use in the preliminary proxy material and the definitive proxy statement shall not, on the date upon which the definitive proxy statement is mailed to the stockholders of the Company or on the date of the Annual Meeting contemplated by this Agreement contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company and each of the Purchasers agrees to correct promptly any such information provided by it that shall have become false or misleading in any material respect, and the Company shall take all steps necessary to file with the Commission any amendment or supplement to the definitive proxy statement so as to correct the same and to cause such definitive proxy statement as so corrected to be disseminated to the Company’s stockholders to the extent required by applicable law.
      (b) Any proxy solicitation materials prepared and filed by the Company with the Commission and/or delivered to the Company’s stockholders pursuant to this Section 6.04, including the preliminary proxy materials and definitive proxy statement to be filed in accordance with this Section 6.04, shall comply as to form in all material respects with the provisions of the Exchange Act.
ARTICLE 7
CONDITIONS TO CLOSING
      Section 7.01     Conditions to Each Purchaser’s Obligations. The obligation of each Purchaser to purchase the Purchased Securities is subject to the satisfaction or waiver by Advent of the following conditions:

(a) No provision of any applicable law or regulation shall have been enacted, no judgment, injunction, order, decree or arbitration award shall have been issued, and no Suit, of which any party hereto shall have received notice, shall be pending or threatened, in any case which seeks to prohibit, and which could reasonably be expected to result in the enjoinment of, any of the transactions contemplated by this Agreement.

(b) The Company shall not have received notice from Nasdaq with respect to any material issues relating to the Notification Form for Listing of Additional Shares filed pursuant to Section 5.04(f) hereof that remain unresolved.

(c) No event or series of related events shall have occurred that shall have had or that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d) Each of the following conditions shall have been satisfied:

(i) the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the Closing Date;

(ii) the representations and warranties of the Company and each of the other Purchasers made in this Agreement which are qualified as to “materiality,” “Material Adverse Effect” or words of similar meaning shall have been true and correct when made on the date hereof and shall be true and correct at and as of the Closing Date, as if made at and as of such date (except for representations and warranties made as of a particular date, which, on the Closing Date need to be true and correct as of the particular date referenced therein);

(iii) all other representations and warranties of the Company and the other Purchasers made in this Agreement shall have been true and correct in all material respects when made on the date hereof and shall be true and correct in all material respects at and as of the Closing Date, as if made at and as of such date (except for representations and warranties made as of a particular date, which, on the Closing Date, need to be true and correct as of the particular date referenced therein); and

(iv) with respect to the conditions in this clause (d), the Purchasers shall each have received a certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company to the foregoing effect.

(e) The issuance and sale of the Purchased Securities and the transactions contemplated by this Agreement shall have been approved and adopted at the Annual Meeting, at which a quorum is present, by the requisite vote of the stockholders of the Company under applicable law, the rules and regulations of Nasdaq, and the Company’s certificate of incorporation and bylaws.

(f) No proceeding with respect to the Proxy Statement shall have been initiated or threatened in writing by the Commission.

(g) The Company shall have filed the Certificate of Designation with the Secretary of State of Delaware, and Advent shall have received a copy thereof, together with a long-form good standing certificate issued by the Secretary of State of Delaware, as of a date no earlier than five (5) days prior to the Closing Date with respect to the good standing certificate and immediately prior to the Closing in the case of the Certificate of Designation.

(h) Advent shall have received (i) a certification from the Secretary of the Company that the documents delivered to Advent pursuant to Section 7.01(g) hereof, together with the Certificate of Incorporation (including the certificates of designation) of the Company in effect on the date hereof, constitute the entire charter of the Company, and that none of such documents have been amended, modified or supplemented, and (ii) all other documents reasonably requested by it relating to the existence of the Company, the corporate authority for entering into, and the validity of, this Agreement and each other Transaction Document, all in form and substance reasonably satisfactory to Advent.

(i) The Company and the Subsidiaries shall have received or obtained all governmental and regulatory (non-customer) consents, and all material third-party consents, authorizations or approvals (domestic and foreign) necessary for the consummation of the transactions contemplated hereby, in each case in form and substance reasonably satisfactory to Advent, and no such consent, authorization or approval shall have been revoked. The Company shall have received any waivers or consents related to the agreements required to be listed in Section 3.04, Section 3.11 or Section 3.17(c) of the Disclosure Letter, in each case in form and substance reasonably satisfactory to Advent, and no such consent, authorization or approval shall have been revoked.

(j) The Purchasers shall have received an opinion, dated the Closing Date, of Morrison & Foerster LLP, counsel to the Company, in the form of Exhibit F.

(k) The application, on and as of the Closing Date, of the formula set forth in Section 4(b) of the Certificate of Designation shall result in the holders of Series B Preferred Stock being entitled to elect a Series B Director (as defined in the Certificate of Designation) to the Board, and the Series B Director shall have been elected to serve on the Board commencing immediately after the Closing as the initial Series B Director designated by the holders of Series B Preferred Stock.

(l) The Series B Director, if one is selected prior to the Closing, shall have received an executed copy of the Indemnification Agreement from the Company.

(m) The individuals designated as “key employees” in Section 3.17(a) of the Disclosure Letter shall continue to be employed by the Company in the same positions as such individuals were employed on the date hereof.

(n) The Company shall have paid the Expense Reimbursement Amount in accordance with Section 9.02(b) hereof.

(o) The Purchasers designated by Advent prior to the Closing shall have received an executed copy of the Management Rights Letter from the Company.

(p) The Purchasers shall have received from each other party to the Investor Rights Agreement (other than the Purchaser) either (i) a counterpart for each such Transaction Document, signed on behalf of such party, or (ii) a facsimile transmission of the signature pages to each such Transaction Document, signed on behalf of such party.

(q) The Company shall have issued the Purchased Securities in exchange for the Gross Purchase Price in accordance with Section 2.02 hereof and the other provisions of this Agreement, and the Purchasers (or, in the case of each Purchaser that is an Advent Fund, the Custodian) shall have received certificates evidencing the Purchased Securities issuable to each such Purchaser hereunder, which certificates shall be in definitive form and registered in such names as such Purchaser shall have requested.

(r) The holders of Series A Preferred Stock shall have received a certificate of adjustment as required by Section 4(j) of the Certificate of Designation of the Series A Preferred Stock (which shall become effective immediately following the Closing).
      Section 7.02     Conditions to Company’s Obligations. The obligations of the Company to issue and deliver the Purchased Securities to the Purchasers hereunder are subject to the satisfaction or waiver by the Company, at or prior to the Closing Date, of the following conditions:

(a) No provision of any applicable law or regulation shall have been enacted, no judgment, injunction, order, decree or arbitration award shall have been issued, and no Suit, of which any party hereto shall have received notice, shall be pending or threatened, in any case which seeks to prohibit, and which could reasonably be expected to result in the enjoinment of, any of the transactions contemplated by this Agreement.

(b) Each of the following conditions shall have been satisfied:

(i) Each of the Purchasers shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the Closing Date;

(ii) the representations and warranties of the several Purchasers made to the Company in this Agreement and any other Transaction Document which are qualified as to “materiality,” “Material Adverse Effect” or words of similar meaning shall have been true and correct when made on the date hereof and shall be true and correct at and as of the Closing Date, as if made at and as of such date; and

(iii) all other representations and warranties of the several Purchasers made to the Company in this Agreement and any other Transaction Document shall have been true and correct in all material respects when made on the date hereof and shall be true and correct in all material respects at and as of the Closing Date, as if made at and as of such date.

(c) The Company shall have received from each other party to the Investor Rights Agreement either (i) a counterpart to the Investor Rights Agreement, signed on behalf of such party, or (ii) a facsimile transmission of the signature pages to the Investor Rights Agreement, signed on behalf of such party.

(d) The Company shall have received a certificate from the Purchasers indicating, in reasonable detail, the Expense Reimbursement Amount known as of the Closing Date to be paid in accordance with Section 9.02(b) hereof.

(e) The issuance and sale of the Purchased Securities and the other transactions contemplated by this Agreement shall have been approved and adopted at the Annual Meeting, at which a quorum is present, by the requisite vote of the stockholders of the Company under applicable law, the rules and proposed rules of Nasdaq, and the Company’s certificate of incorporation and bylaws.

(f) No proceeding with respect to the Proxy Statement shall have been initiated or threatened in writing by the Commission.

(g) The Company shall have received the Gross Purchase Price for the Purchased Securities from the Purchasers, as provided in Section 2.02 hereof.

(h) The Company shall not have received notice from Nasdaq with respect to any material issues relating to the Notification Form for Listing of Additional Shares filed pursuant to Section 5.04(f) hereof that remain unresolved.

(i) The holders of the Series A Preferred Stock shall have duly authorized and approved the adoption and filing with the Secretary of State of the State of Delaware on the Closing Date of the Certificate of Amendment of Certificate of Designation of Series A Convertible Preferred Stock, as attached hereto as Exhibit G, in accordance with the Series A Certificate of Designation then in effect, the Company’s certificate of incorporation and bylaws then in effect, and the Delaware Law, and such authorization and approval shall be in full force and effect on the Closing Date.

(j) The Company shall have received from each Investor an executed Consent and Waiver, as attached hereto as Exhibit H.
ARTICLE 8
SURVIVAL; INDEMNIFICATION
      Section 8.01     Survival. All of the representations and warranties of the Company and the Purchasers contained in this Agreement and in the other Transaction Documents shall survive the execution and delivery hereof and thereof and the issuance, sale and delivery of the Purchased Securities, and shall remain in full force and effect until the date which is thirty (30) days after the date upon which the Company’s Annual Report on Form 10-K for the fiscal year ending April 1, 2006 has been filed with the Commission (the “Survival Date”). All covenants and agreements of the Company and the Purchasers contained in this Agreement and in the other Transaction Documents shall survive the execution and delivery hereof and thereof and the issuance, sale and delivery of the Purchased Securities, and shall remain in full force and effect in accordance with their respective terms. Without limiting the generality of the foregoing, with respect to a breach of any representation or warranty for which notice is given prior to 5:00 p.m., New York City time, on the Survival Date, the indemnification obligation set forth in Section 8.02 hereof shall survive the Survival Date until the claim identified in the notice is finally resolved.
      Section 8.02     Indemnification.
      (a) Subject to Section 8.03 hereof, from and after the Closing Date, the Company agrees to indemnify, defend and hold harmless, each Purchaser and its Affiliates from and against any and all losses, claims, damages, liabilities, costs and expenses, including reasonable attorneys’ fees and disbursements and other expenses incurred in connection with investigating, preparing, settling or defending any action, claim or proceeding (each a “Proceeding”), pending or threatened, and the costs of enforcement thereof (collectively, “Losses”), which such Person may suffer or become subject to as a result of (i) any misstatement in any representation or warranty, or (ii) any breach of any covenant or agreement, made by, or to be performed on the part of, the Company under this Agreement or any other Transaction Document, and in each case to reimburse any such Person for all such Losses as they are incurred by such Person. In the event of any breach by the Company of a representation or warranty or covenant made by it in this Agreement or any other Transaction Document, the Loss to the Purchasers shall be deemed to be equal to (i) the Purchasers’ Percentage multiplied by the amount equal to the Loss to the Company divided by (ii) a percentage equal to one hundred percent (100%) minus the Purchasers’ Percentage. “Purchasers’ Percentage” means the number of shares of Common Stock into which the Series B Shares are convertible on the date the Loss is incurred, divided by the Common Stock Outstanding as of such date.
      (b) Subject to Section 8.03 hereof, each Purchaser, severally as to itself and no other Purchaser, hereby agrees to indemnify, defend and hold harmless, the Company and its Affiliates (which term shall not include any Purchaser for the purposes of this Section 8.02(a)) from and against any and all Losses which such Person may suffer or become subject to as a result of (i) any misstatement in any representation or warranty made by, or (ii) any breach of any covenant or agreement to be performed on the part of, such Purchaser under this Agreement or any other Transaction Document, and in each case to reimburse any such Person for all such Losses as they are incurred by such Person.
      (c) Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or event which would, or could reasonably be expected to, give rise to a claim or the commencement of any Suit in respect of which indemnity may be sought pursuant to Section 8.02(a) or (b) hereof, such Indemnified Person shall give notice thereof to the Person against whom such indemnity may be sought (the “Indemnifying Person”) and the Company will deliver a copy of such notice to each Purchaser. Notwithstanding the foregoing, the failure so to give prompt notice to the Indemnifying Person will not relieve such Indemnifying Person from liability, except to the extent such failure or delay materially prejudices such Indemnifying Person. The Indemnifying Person may participate in and, to the extent that it shall elect by written notice delivered to the Indemnified Person promptly after receiving such notice from the Indemnified Person, shall be entitled to control the defense of any such Suit at its own expense with counsel reasonably satisfactory to the Indemnified Person. After notice from the Indemnifying Person to such Indemnified Person of its election to control the defense thereof, such Indemnifying Person shall not be liable to such Indemnified Person for any legal expenses subsequently incurred by such Indemnified Person in connection with the defense thereof; provided, however, that if the named parties in any Suit (including any impleaded parties) include both such Indemnified Person and such Indemnifying Person and there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the Indemnified Person, for the same counsel to represent both such Indemnified Person and such Indemnifying Person or any affiliate or associate thereof, the Indemnified Person shall be entitled to retain its own counsel at the expense of such Indemnifying Person; and provided further that no Indemnifying Person shall be responsible for the fees and expenses of more than one separate counsel for all Indemnified Persons, it being understood that if any stockholder of the Company that is an Affiliate of Advent or one of such stockholders’ Affiliates is an Indemnified Person, then Advent shall select any such separate law firm (and local counsel) which may be counsel to Advent or such Affiliates in other unrelated matters. The Indemnifying Person shall not, except with the prior written consent of the Indemnified Person, enter into any settlement, or consent to entry of any judgment, that does not include as an unconditional term thereof that the Person or Persons asserting such claim unconditionally release such Indemnified Person from all liability with respect to such claim. The Indemnifying Person shall not be liable under this Section 8.02 for the settlement of any claim or Suit in respect of which indemnity may be sought hereunder if such settlement was effected without its consent (which consent shall not be unreasonably denied, withheld or delayed).
      (d) Any amounts payable under subsections (a) or (b) of this Section 8.02 shall be the exclusive remedy for any breach by a party of a representation or warranty made by such party in this Agreement or any other Transaction Document, absent any fraud on the part of such breaching party. All amounts payable under subsections (a) or (b) of this Section 8.02 shall be treated for all Tax purposes as adjustments to the Gross Purchase Price, except as otherwise required by law.
      Section 8.03     Limitations on Indemnification.
      (a) The Company shall not have any liability to the Purchasers and their Affiliates under Section 8.02 hereof until the aggregate amount of Losses incurred under such Section 8.02(a) by the Purchasers and their

Affiliates exceeds One Hundred Fifty Thousand Dollars ($150,000) (the “Loss Threshold”), in which case the Purchasers and their Affiliates shall be entitled to all Losses they have incurred (including all Losses under the Loss Threshold).
      (b) The maximum amount of aggregate Losses incurred under Section 8.02(a) hereof by the Purchasers and their Affiliates for which the Company shall be liable shall not exceed Six Million Dollars ($6,000,000) (the “Loss Cap”).
      (c) No Purchaser shall have any liability under Section 8.02(a) hereof until the aggregate amount of Losses theretofore incurred under such Section 8.02(a) by the Company and its Affiliates exceeds the Loss Threshold, in which case the Company and its Affiliates shall be entitled to all Losses they have incurred (including all Losses under the Loss Threshold).
      (d) The maximum amount of aggregate Losses incurred under Section 8.02(a) hereof by the Company and its Affiliates for which the Purchasers shall be liable shall not exceed the Loss Cap.
      Section 8.04     Equity Compensation for Losses. Notwithstanding anything in this Article VIII to the contrary, if the Company and the Indemnified Parties agree, the Company may settle or pay up to $2 million with respect to any liability it may have to pursuant to this Article VIII by issuing additional Series B Preferred Stock and Warrants for 37.5% of the Common Stock that may be issued upon conversion of such Series B Preferred Stock. In the event of any settlement or payment pursuant to this Section 8.04, and notwithstanding the last sentence of Section 8.02(a) hereof, the amount of the Loss to the Purchasers shall be deemed to be 100% of the Loss to the Company. The Loss Threshold and the Loss Cap shall not apply to, and shall not take into account, payments in equity pursuant to this Section 8.04. The number of shares of Series B Preferred Stock (and associated Warrants as described above) to be issued pursuant to this Section 8.04 shall be determined by dividing 100% of the Loss to the Company by the Price Per Share.
ARTICLE 9
MISCELLANEOUS
      Section 9.01     Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature page hereof, or such other address or facsimile number as such party may hereinafter specify for the purpose of this Section 9.01 to the party giving such notice. Each such notice, request or other communication shall be effective (a) if given by facsimile transmission, when such facsimile is transmitted to the facsimile number specified on the signature pages of this Agreement and electronic confirmation of the transmission of such facsimile is received or, (b) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or, (c) if given by any other means, when delivered at the address specified on the signature pages of this Agreement.
      Section 9.02     Expenses; Documentary Taxes.
      (a) Except as expressly set forth in this Agreement or any other Transaction Document, the Company and each Purchaser will each pay its own costs and expenses in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby or thereby.
      (b) The Company agrees to pay, promptly after the presentation of invoices summarizing the work performed and supporting documentation, the out-of-pocket expenses incurred by Advent and the Purchasers in connection with the transactions contemplated by this Agreement and the other Transaction Documents, including without limitation for the reasonable fees, costs and disbursements of Pepper Hamilton LLP, in connection with the due diligence investigation and the preparation and negotiation of this Agreement and the other Transaction Documents (and the documents and instruments executed in connection herewith and therewith) and the transactions contemplated hereby and thereby, and any other reasonable third party costs and expenses incurred by Advent and the Purchasers in connection with such transactions, including customary post-closing matters (the “Expense Reimbursement Amount”). In the event a Trigger Event occurs, the Expense Reimbursement Amount shall be paid not later than two (2) Business Days following the date of the Trigger Event. In addition, should the Closing occur, the Company agrees to pay any and all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by Advent or any Purchaser (or any of its assignees) in connection with any amendment, waiver, consent or enforcement of this Agreement or any other Transaction Document.
      (c) In the event this Agreement is terminated (i) by a Purchaser pursuant to Section 9.04(a)(iv), (ii) by the Company pursuant to Section 9.04(a)(vi), or (iii) automatically pursuant to Section 9.04(a)(vii), then in any such case (each being referred to as a “Trigger Event”), the Company shall pay to Advent, as agent for the Purchasers, no later than five (5) Business Days following the Trigger Event, by wire transfer of immediately available funds, an amount equal to One Million Dollars ($1,000,000) plus any amounts payable by the Company to the Purchasers under Section 9.02(b) in respect of the Expense Reimbursement Amount.
      (d) The Company agrees to pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement and the issuance of the Series B Shares and all Underlying Shares, and the issuance of the Warrants and all Warrant Shares.
      Section 9.03     Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement and understanding between the parties hereto and supersede any and all prior agreements and understandings, written or oral, relating to the subject matter of the Transaction Documents.
      Section 9.04     Termination.
      (a) This Agreement may be terminated at any time prior to the Closing:

(i) by mutual written agreement of the Company and Advent;

(ii) by the Company or Advent if the Closing shall not have been consummated on or before the Termination Date (provided that the right to terminate this Agreement under this Section 9.04(a)(ii) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been a principal cause of or resulted in the failure of the Closing to occur on or before the Termination Date);

(iii) by the Company or the Purchasers if the Company’s stockholders fail to approve the issuance and sale of the Purchased Securities or the transactions contemplated by this Agreement at the Annual Meeting contemplated by the Agreement;

(iv) by Advent if the Company shall have breached any of its representations, warranties, covenants or agreements contained in this Agreement which would cause the conditions set forth in Section 7.01(d) hereof not to be satisfied, and such breach is not cured to the reasonable satisfaction of Advent within thirty (30) days after notice thereof is received by the Company or by the Termination Date, whichever is earlier;

(v) by the Company if any Purchaser shall have breached any of its representations, warranties, covenants or agreements contained in this Agreement which would cause the conditions set forth in Section 7.02(b) hereof not to be satisfied, and such breach is not cured to the reasonable satisfaction of the Company within thirty (30) days after notice thereof is received by such Purchaser or by the Termination Date, whichever is earlier; or

(vi) by the Company or any Purchaser if there shall be enacted any law or regulation, if any order, decree or judgment of any court or governmental body having jurisdiction is issued, or if any Suit is filed, in any case which makes consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof illegal or otherwise permanently prohibited.

(vii) automatically upon the Company’s stockholders approval of a Superior Proposal.
      (b) If this Agreement is terminated as permitted by Section 9.04(a) hereof, such termination shall be without liability of any party (or any Affiliate of such party) to the other parties to this Agreement; provided, however, that if such termination shall result from the (i) failure of any party to perform any covenant or agreement contained in this Agreement or (ii) breach by any party of any of its representations or warranties contained herein, then such party shall be fully liable for any and all damages incurred or suffered by the other parties as a result of such failure or breach (in addition to, in the Company’s case, any payments required to be made pursuant to Section 9.02(c) hereof).
      (c) Any party to this Agreement providing a notice of termination to any other party to this Agreement pursuant to Section 9.04(a) hereof shall simultaneously provide such notice to all other parties hereto.
      (d) The provisions of this Article 9 shall survive the termination of this Agreement.
      Section 9.05     Amendments and Waivers.
      (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the party against whom such amendment or waiver is to be effective.
      (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
      Section 9.06     Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party. Notwithstanding the foregoing, any Purchaser may assign or transfer, in whole or, from time to time, in part, the right to purchase all or any portion of the Purchased Securities to (i) one or more of its Affiliates or to one or more limited partners of the Purchasers who have pre-existing contractual co-investment rights with the assigning Purchaser, (ii) subject to the terms and conditions of the Investor Rights Agreement, from and after the Closing Date, any Purchaser or other holder of Series B Shares or Warrants may assign, pledge or otherwise transfer, in whole or from time to time in part, its rights hereunder to any Person who acquires any interest in any Series B Shares or Warrants and (iii) any Purchaser may assign or transfer any of its rights or obligations under this Agreement, in whole or, from time to time, in part to the Company or any other Purchaser or Affiliate of such Purchaser. As a condition of any transfer pursuant to this Section 9.06, the Transferee must agree in writing for the benefit of all parties to this Agreement (which writing shall be in form and substance reasonably acceptable to all parties to this Agreement) to be bound by the terms and conditions of this Agreement and all other Transaction Documents with respect to any Series B Shares or Warrants being transferred hereunder.
      Section 9.07     Representative of the Purchasers. To the extent certain provisions hereof expressly convey certain rights and authorities to Advent, each Purchaser hereby appoints and authorizes Advent to act on its behalf with respect to such rights and authorities; provided, however, that prior to any such action Advent shall obtain the approval of Purchasers purchasing at least a majority of the Series B Shares pursuant to this Agreement.
      Section 9.08     Third Party Beneficiaries. No provision of this Agreement (other than Section 5.09, Section 8.02 and Section 9.07 hereof) is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.
      Section 9.09     Governing Law; Waiver of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF DELAWARE FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE

OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.
      Section 9.10     Headings. The headings in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.
      Section 9.11     Counterparts; Facsimile Signatures; Effectiveness. This Agreement may be executed in any number of counterparts (including facsimile signature) each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.
      IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first above written.

MTI TECHNOLOGY CORPORATION

By:	/s/ Thomas P. Raimoni, Jr.

Name: Thomas P. Raimoni, Jr.

Title:	Chairman, President &

Chief Executive Officer

Address for notices:

MTI Technology Corporation
14661 Franklin Avenue
Tustin, California 92780
Attention: Chief Financial Officer
Facsimile: (714) 481-4141

with a copy to:

Morrison & Foerster LLP
19900 MacArthur Boulevard, 12th Floor
Irvine, California 92612
Attention: Tamara Tate, Esq.
Facsimile: (949) 251-0900
[Purchaser signature pages follow]

PURCHASERS:

DIGITAL MEDIA & COMMUNICATIONS III LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-A LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-B LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-C LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-D C.V.
DIGITAL MEDIA & COMMUNICATIONS III-E C.V.

By:	Advent International Limited Partnership, General Partner

By:	Advent International Corporation, General Partner

By:	/s/ Michael Pehl

Name: Michael Pehl

Title:	Partner

Address for notices:

c/o Advent International Corporation
75 State Street
Boston, Massachusetts 02109

Attention:	Michael Pehl

Partner
Facsimile: 617.951.0566

With a copy to:

Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, Pennsylvania 19103
Attention: Julia D. Corelli, Esquire
Facsimile: 215.981.4750
Purchaser Signature Page to Securities Purchase Agreement

ADVENT PARTNERS DMC III LIMITED PARTNERSHIP

ADVENT PARTNERS II LIMITED PARTNERSHIP

By:	Advent International Corporation, General Partner

By:	/s/ Michael Pehl

Name: Michael Pehl

Title:	Partner

Address for notices:

c/o Advent International Corporation
75 State Street
Boston, Massachusetts 02109

Attention:	Michael Pehl

Partner
Facsimile: 617.951.0566

With a copy to:

Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, Pennsylvania 19103
Attention: Julia D. Corelli, Esquire
Facsimile: 215.981.4750
Purchaser Signature Page to Securities Purchase Agreement

EMC CORPORATION

By:	/s/ Michael Cody

Name: Michael Cody

Title: Vice President, Corporate Development

Address for notices:

176 South Street
Hopkinton, Massachusetts 01748

Attention:	C. Matthew Olton, Esquire

Senior Corporate Counsel
Facsimile: 508.497.6915

With a copy to:

Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, Pennsylvania 19103
Attention: Julia D. Corelli, Esquire
Facsimile: 215.981.4750
Purchaser Signature Page to Securities Purchase Agreement

Schedule A — Purchasers

			Common Shares for
	Allocation	Series B Shares	Which Warrant	Amount of
Purchaser	Percentage	Purchased	Exercisable	Investment

Digital Media & Communications III Limited Partnership
Digital Media & Communications III-A Limited Partnership
Digital Media & Communications III-B Limited Partnership
Digital Media & Communications III-C Limited Partnership
Digital Media & Communications III-D C.V.
Digital Media & Communications III-E C.V.
Advent Partners DMC III Limited Partnership
Advent Partners II Limited Partnership
EMC Corporation	25%			$5,000,000

Total	100%			$20,000,000

Exhibit A
MTI TECHNOLOGY CORPORATION

FORM OF
CERTIFICATE OF DESIGNATION OF
SERIES B CONVERTIBLE PREFERRED STOCK
(Pursuant to Section 151 of the Delaware General Corporation Law)
      MTI Technology Corporation, a Delaware corporation (the “Corporation”), in accordance with the provisions of Section 103 of the Delaware General Corporation Law, does hereby certify that the following resolution was duly adopted by the Board of Directors of the Corporation as of                     , 2005, in accordance with Section 141(c) of the Delaware General Corporation Law:
      RESOLVED, that a series of Preferred Stock, the Series B Convertible Preferred Stock, par value $0.001 per share, of the Corporation is hereby created and the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions thereof (in addition to any provisions set forth in the Certificate of Incorporation of the Corporation that are applicable to the Preferred Stock of all classes and series) are as follows:
SERIES B CONVERTIBLE PREFERRED STOCK
      A total of                    (                    )(1) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated “Series B Convertible Preferred Stock” (“Series B Preferred Stock”) with such series having the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:
      1.     Rank.
      (a) Junior Stock. The Series B Preferred Stock shall rank senior, in all matters, to (i) the Series A Convertible Preferred Stock (the “Series A Preferred Stock”), (ii) any class of common stock of the Company, including, without limitation, the Common Stock, par value $0.001 per share, of the Corporation (the “Common Stock”) and any other class of capital stock into which such Common Stock is reclassified or reconstituted, (iii) any other class of capital stock of the Company either specifically ranking by its terms junior to the Series B Preferred Stock or not specifically ranking by its terms senior to or on parity with the Series B Preferred Stock and (iii) any class or class of capital stock of the Company into which the capital stock referred to in the preceding subclauses (i) and (ii) is reclassified or reconstituted (the Series A Preferred Stock and the Common Stock and other capital stock described in this clause (a) is hereinafter referred to as (“Junior Stock”).
      (b) Parity Stock. The Series B Preferred Stock shall rank on parity with any class of capital stock of the Company specifically ranking by its terms on parity, in all matters expressly provided, with the Series B Preferred Stock (the “Parity Stock”).
      (c) Senior Stock. The Series B Preferred Stock shall rank junior, in all matters expressly provided, to any class of capital stock of the Company specifically ranking by its terms senior to the Series B Preferred Stock (the “Senior Stock”), in each case, including, without limitation, as to payment of dividends, voting, distributions of assets upon a Liquidation (as defined in Section 3 below) or otherwise.
      2.     Dividends.

      1 The number of shares will equal $20,000,000 divided by the Stated Value rounded to the nearest thousand.

      (a) Dividend Rate. The holders of shares of Series B Preferred Stock shall be entitled, out of funds legally available therefor, to receive cumulative dividends at the rate per annum equal to eight percent (8%) (subject to adjustment in accordance with Section 7(b) below) of the Stated Value (as defined below) per share, payable only when, as and if declared by the Board of Directors of the Corporation (the “Board”). Such dividends shall be calculated on the basis of a 365-day year, shall accumulate daily with respect to each share of Series B Preferred Stock commencing on the Series B Original Issue Date (as defined below) and until such share is no longer outstanding, shall compound annually to the extent not previously paid, and shall accumulate whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. For the purposes hereof, the “Stated Value” shall initially be $           per share(2), which shall be subject to appropriate adjustment in the event of any stock dividend, stock split, reverse stock split, combination, split-up, recapitalization and like occurrences on or after the Series B Original Issue Date affecting the shares of Series B Preferred Stock.
      (b) Dividend Payments. Dividends declared on Series B Preferred Stock by the Board pursuant to Section 2(a) above shall be payable in cash. If the Corporation elects to pay less than all of such accumulated dividends, an equal amount of the dividends declared shall be paid with respect to each share of Series B Preferred Stock.
      (c) Prohibition on Other Dividends. So long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not declare, pay or set aside any dividends (other than dividends payable in shares of Common Stock, and then only at such times as the Corporation is in compliance with its obligations hereunder) on shares of Junior Stock (as defined below) unless dividends equal to the full amount of accumulated and unpaid dividends on the Series B Preferred Stock have been declared and have been, or are then being simultaneously, paid.
      3.     Liquidation Dissolution or Winding Up;
      Certain Mergers, Consolidations and Asset Sales.
      (a) Payments to Holders of Series B Preferred Stock.
      (i) In the event of any Liquidation (as defined below), the Corporation shall pay the holders of shares of Series B Preferred Stock then outstanding out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount per share (the “Series B Liquidation Amount”) equal to:

(A) if the Liquidation occurs prior to the date that is six (6) months after the Series B Original Issue Date, such amount per share as would be payable if each such share had been converted into Common Stock pursuant to Section 4 below immediately prior to such Liquidation; or

(B) if the Liquidation occurs on or subsequent to the date that is six (6) months after the Series B Original Issue Date, the greater of:

(I) the sum of (x) the Stated Value plus (y) any accumulated but unpaid dividends (the “Liquidation I Amount”) and (z) such amount per share as would be payable if each such share (excluding any accumulated but unpaid dividends thereon) (the “B Stated Value Shares”) had been converted into Common Stock pursuant to Section 4 below immediately prior to such Liquidation and participated in distributions to holders of Common Stock in connection with such Liquidation (for purposes of this calculation, after payment of the Liquidation I Amount, the assets available for distribution to the Corporation’s stockholders shall be multiplied by a fraction the numerator of which is the B Stated Value Shares and the denominator of which is the sum of the following: the outstanding Common Stock, the B Stated Value Shares and either the A Stated Value Shares or the A Stated Value Interest Shares (as each are defined in the Series A Certificate of

      2 The Purchase Price per share.

Designation), as applicable based on the choice of the holders of the Series B Preferred Stock) after only the payment to the holders of Series B Preferred Stock of the Liquidation I Amount; or

(II) the sum of (x) the Stated Value (the “Liquidation II Amount”) plus (y) such amount per share as would be payable if each such share (including any accumulated but unpaid dividends thereon) (the “B Stated Value Interest Shares”) had been converted into Common Stock pursuant to Section 4 below immediately prior to such Liquidation and participated in distributions to holders of Common Stock in connection with such Liquidation (for purposes of this calculation, after payment of the Liquidation II Amount, the assets available for distribution to the Corporation’s stockholders shall be multiplied by a fraction the numerator of which is the B Stated Value Interest Shares and the denominator of which is the sum of the following: the outstanding Common Stock, the B Stated Value Interest Shares and either the A Stated Value Shares or the A Stated Value Interest Shares (as each are defined in the Series A Certificate of Designation) after only the payment to the holders of Series B Preferred Stock of the Liquidation II Amount.

(III) In the event of any dispute with holders of any class of the Company’s stock, or the Company, regarding the calculation of the Series A Liquidation Amount (as defined in the Series A Certificate of Designation) or the Series B Liquidation Amount, any reasonable interpretation of Section 2(a)(i) of the Series A Certificate of Designation or the above that is agreed to by a majority of the holders of the Series B Preferred Stock shall govern.
      (ii) The Corporation shall use its reasonable best efforts to pay the Series B Liquidation Amount to the holders of shares of Series B Preferred Stock within fifteen (15) days after consummation of the event constituting the Liquidation.
      (iii) If upon any such Liquidation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred Stock and any Parity Stock (as defined below) the full amount to which they shall be entitled, the holders of shares of Series B Preferred Stock and any Parity Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.
      (iv) For purposes hereof, “Parity Stock” shall mean any class or series of equity securities of the Corporation expressly on parity with the Series B Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, whether the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series B Preferred Stock, if the holders of such class of stock or series and the Series B Preferred Stock shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accumulated but unpaid dividends per share or liquidation preferences, without preference or priority one over the other.
      (v) For purposes hereof, a “Liquidation” shall mean any of the following: (A) a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or (B) a Deemed Liquidation Event (as defined below).
      (b) Payments to Holders of Junior Stock. After the payment of all preferential amounts required to be paid to the holders of Series B Preferred Stock, any Parity Stock and any other class or series of stock of the Corporation ranking on liquidation senior to the Series B Preferred Stock, upon any such Liquidation, the holders of shares of Junior Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.
      (c) Deemed Liquidation Events.
      (i) The following events shall be deemed to be a liquidation of the Corporation for purposes of this Section 3 (a “Deemed Liquidation Event”):

(A) a merger, consolidation, recapitalization, reorganization or other transaction in which (x) the Corporation is a constituent party or (y) a subsidiary of the Corporation is a constituent party and the

Corporation issues shares of its capital stock pursuant to such transaction, except any such merger, consolidation, recapitalization, reorganization or other transaction involving the Corporation or a subsidiary in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold immediately following such merger or consolidation, recapitalization, reorganization or other transaction, at least fifty-one percent (51%), by voting power and economic interest, of the capital stock of either the surviving or resulting corporation, or, if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or

(B) the sale, in a single transaction or series of related transactions, by the Corporation of all or substantially all the assets of the Corporation.

      (ii) The amount deemed paid or distributed to the holders of capital stock of the Corporation upon any such Deemed Liquidation Event shall be the cash or the fair market value of the property, rights or securities paid or distributed to such holders by the Corporation or the acquiring person, firm or other entity. The value of such property, rights or securities shall be determined in good faith by the Board.
      (d) Notice. The Corporation shall mail written notice of any Liquidation to each holder of Series B Preferred Stock not less than twenty (20) days prior to the payment date or effective date thereof.
      4.     Voting.
      (a) General Voting Rights. On any matter (other than the election of directors) presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written action of stockholders in lieu of meeting), each holder of outstanding shares of Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held by such holder are convertible pursuant to Section 5 below as of the record date for determining stockholders entitled to vote on such matter; provided, however, that in no event shall any share of Series B Preferred Stock be entitled to more votes than the Maximum Per Share Preferred Vote (as defined below). Except as provided by law or by the provisions of Section 4(b) or 4(c) below, holders of Series B Preferred Stock shall vote together with the holders of Common Stock, and with the holders of any other series of Preferred Stock the terms of which so provide, as a single class.
      As used herein, the “Maximum Per Share Preferred Vote” for each share of Series B Preferred Stock shall be                     (3) (such number to be adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations, reclassifications and similar adjustments to the Corporation’s capital stock).
      (b) Elections of Directors.
      (i) Subject to Section 4(b)(ii) below, the holders of the shares of Series B Preferred Stock, exclusively and as a separate class, shall be entitled to elect, by written consent or affirmative vote of the holders of a majority of the shares of Series B Preferred Stock outstanding on the record date for the applicable election, one (1) person to the Board (the “Series B Director”).
      (ii) The holders of the Series B Preferred Stock shall not be entitled to elect a Series B Director pursuant to Section 4(b)(i) above if, at the time of such election, the result of the following calculation is less than five tenths (0.5):

(A) the total number of directors to be on the Board immediately following such annual meeting; multiplied by

      3 10 multiplied by a fraction the numerator of which is the Stated Value and the denominator of which is the closing bid price per share of Common Stock on the last trading day prior to the date of issuance.

(B) a fraction of which:

(I) the numerator shall be the number of votes to which the Series B Preferred Stock is entitled pursuant to Section 4(a) above for all shares of Series B Preferred Stock outstanding on the record date for such election, and

(II) the denominator shall be the sum of (x) the total number of shares of Common Stock outstanding as of the record date for such election, (y) the number of votes to which the Series B Preferred Stock is entitled pursuant to Section 4(a) above for all shares of Series B Preferred Stock outstanding on the record date for such election, and (z) for each other security of the Corporation entitled to vote in an election for directors as of the record date for such election, the number of votes such other securities are permitted to have under (1) the Certificate of Incorporation of the Corporation, (2) any Certificate of Designation of the Corporation, or (3) any applicable law, rule or regulation.
      (iii) A vacancy in any directorship filled by the Series B Director shall be filled, subject to Section 4(b)(ii) above, only by written consent or affirmative vote of the holders of a majority of the shares of Series B Preferred Stock then outstanding.
      (c) Series Voting Rights. The Corporation shall not, without the written consent or affirmative vote of the holders of a majority of the shares of Series B Preferred Stock then outstanding, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:

(i) amend the Certificate of Incorporation, including this Certificate of Designation or the Bylaws of the Corporation, so as to amend, alter or repeal the powers, preferences or special rights of the Series B Preferred Stock in a manner that adversely affects the rights, preferences or privileges of the holders of Series B Preferred Stock;

(ii) authorize, designate or issue, or amend the terms of, any Parity Stock or any class of stock of the Corporation ranking senior to the Series B Preferred Stock as to the payment of dividends or as to distribution of assets upon Liquidation (“Senior Stock”);

(iii) amend, alter or repeal the Bylaws of the Corporation in any way that is inconsistent with this Certificate of Designation or to opt into or out of any law, regulation or ruling applicable or otherwise applicable, as the case may be, to the Corporation;

(iv) increase the number of directors of the Corporation to more than eight (8) directors, or change the classification and terms of the Board members;

(v) redeem, retire, repurchase or acquire, directly or indirectly (including through a Corporation Subsidiary (as defined below)) any shares of Junior Stock of the Corporation or any securities or indebtedness of any Corporation Subsidiary (including securities convertible into or exchangeable for such capital stock of the Corporation or a Corporation Subsidiary), other than repurchases of Common Stock from employees and consultants who received the stock in connection with their performance of services at cost upon termination of employment or service;

(vi) redeem, retire, repurchase or acquire directly or indirectly (including through a Corporation Subsidiary) any shares of Senior Stock or Parity Stock other than in accordance with the terms of such Senior Stock or Parity Stock approved pursuant to Section 4(c)(ii) above;

(vii) effect, or enter into an agreement to effect, any merger, consolidation, recapitalization, reorganization or other similar transaction involving the Corporation or any Corporation Subsidiary (other than transactions to effect an internal reorganization of the Corporation and/or the Corporation Subsidiaries); provided, however, that this Section 4(c)(b)(vii) shall only apply to a Corporation Subsidiary if it represents greater than five percent (5%) of the Corporation’s consolidated gross revenues; and

(viii) effect, or adopt any plan to effect, any liquidation, dissolution or winding up of the Corporation;

(ix) sell or otherwise transfer, in a single transaction or series of related transactions, any assets of the Corporation or a Corporation Subsidiary other than sales in the ordinary course of business consistent with past practices;

(x) acquire all or substantially all of the assets of, or stock of any class of or other equity interest in, any other corporation, partnership, limited liability company, joint venture, association, joint stock company or trust where the aggregate consideration paid by the Corporation for such acquisition is greater than $5,000,000; or

(xi) incur, or permit any Corporation Subsidiary to incur, indebtedness for borrowed money (which shall not include trade payables or indebtedness of Corporation Subsidiaries owed to the Corporation or other intercompany indebtedness) in excess of $1,000,000 in the aggregate (excluding indebtedness of the Corporation and the Corporation Subsidiaries for borrowed money that is outstanding on the Series B Original Issue Date or that is borrowed after the Series B Original Issue Date pursuant to the revolving line of credit existing on the Series B Original Issue Date)).
      For purposes hereof, the term “Corporation Subsidiary” shall mean any corporation, partnership, trust, limited liability company or other non-corporate business enterprise (“Company”) in which the Corporation (or another Corporation Subsidiary) holds stock or other ownership interests representing (1) more that fifty percent (50%) of the voting power of all outstanding stock or ownership interests of such entity, (2) the right to receive more than fifty percent (50%) of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.
      5.     Optional Conversion. The holders of the Series B Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert. Subject to Section 5(a)(i) below, each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (i) the Stated Value of such shares plus any accumulated and unpaid dividends by (ii) the Conversion Price (as defined below) in effect on the Conversion Date (as defined below).

(i) The “Conversion Price” initially shall be $ (4), and such initial Conversion Price, and the rate at which shares of Series B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

(ii) In the event of a notice of redemption of any shares of Series B Preferred Stock pursuant to Section 6 or 7 below, the Conversion Rights of the shares of Series B Preferred Stock designated for redemption shall terminate at 5:00 p.m., Pacific time, on the last full day preceding the applicable Redemption Date (as defined below), unless the Redemption Price (as defined below) is not paid or tendered for payment on the Redemption Date, in which case the Conversion Rights for such shares shall continue until such price is paid, or tendered for payment, in full.

(iii) In the event of a Liquidation, the Conversion Rights shall terminate at 5:00 p.m., Pacific time, on the tenth (10th) business day following the receipt of the notice of the Liquidation by the holders of the Series B Preferred Stock; provided, however, that if such Liquidation is not consummated within ninety (90) days after the mailing of such notice, the Conversion Rights shall be deemed to have not terminated and shall thereafter continue in full force and effect.

(iv) For the purposes of this Section 5(a), “Redemption Date” shall mean any Call Date (as defined below) or Put Date (as defined below) and “Redemption Price” shall mean, as applicable, the Call Price (as defined below) or the Put Price (as defined below).

      4 Stated Value divided by 10.

(b) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock pursuant to this Section 5. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then-effective Conversion Price. The Corporation shall, as soon as practicable after the Conversion Date, and in no event later than three (3) days after the Conversion Date, pay to such holder any cash payable in lieu of any such fraction of a share.

(c) Mechanics of Conversion.

(i) In order for a holder of Series B Preferred Stock to convert shares of Series B Preferred Stock into shares of Common Stock, such holder shall deliver to the office of the transfer agent for the Series B Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent) a written notice (the “Conversion Notice”) that such holder elects to convert all or any number of the shares of the Series B Preferred Stock represented by such certificate or certificates. The Conversion Notice shall state such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The date specified by the holder in the notice shall be the conversion date or, if no date is specified in the Conversion Notice, the conversion date shall be the date the Conversion Notice is delivered to the Corporation (such date, as determined in accordance with the notice provisions hereof, the “Conversion Date”). On or before the Conversion Date, the holders shall surrender a certificate or certificates for the shares to be converted (or an affidavit of loss and indemnity agreement relating thereto) to the office of the transfer agent for the Series B Preferred (or at the principal office of the Corporation if the Corporation serves as its own transfer agent). If required by the Corporation, certificates surrendered for conversion shall be accompanied by a written instrument evidencing such holder’s desire to convert a specified number of shares of Series B Preferred Stock, duly executed by the registered holder or such holder’s attorney duly authorized in writing. Upon surrender of a certificate following one or more partial conversions, the Corporation shall promptly deliver to such holder a new certificate representing the remaining shares of Series B Preferred Stock. Upon conversion of any Series B Preferred Stock, the Corporation shall promptly (but in no event later than three (3) days after the Conversion Date) issue or cause to be issued and cause to be delivered to, or upon the written order of, such holder (or former holder, as the case may be) of Series B Preferred Stock and in such name or names as such holder may designate, a certificate for the shares of Common Stock issuable upon such conversion, free of restrictive legends unless such shares of Common Stock are not then freely transferable without volume restrictions pursuant to Rule 144(k) under the Securities Act. The shares of Common Stock issuable upon conversion of the shares represented by the certificate or certificates delivered to the Corporation shall be deemed to be outstanding as of the Conversion Date. Such holder, or any person so designated by such holder to receive such shares of Common Stock, shall be deemed to have become the holder of record of such shares of Common Stock as of the Conversion Date. If and when such shares of Common Stock may be freely transferred pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement, the Corporation shall use its best efforts to deliver such shares of Common Stock electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, and shall issue such shares of Common Stock in the same manner as dividend payment shares are issued pursuant to Section 2(b)(iii) above.

(ii) The Corporation covenants that it shall at all times when the Series B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series B Preferred Stock, such number of its duly authorized but unissued and otherwise unreserved shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Stock or, if the number of shares of Common Stock so reserved is insufficient, the Corporation shall take any corporation action that is necessary to make available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock within thirty (30) days after the occurrence of such deficiency. Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value of the Common Stock, the Corporation shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

(iii) Upon any such conversion, shares of Common Stock issued upon conversion of such shares of Series B Preferred Stock shall not be deemed Additional Shares of Common Stock (as defined below) and no adjustment to the Conversion Price shall be made for any accumulated but unpaid dividends on the Series B Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

(iv) All shares of Series B Preferred Stock that shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except for the right of the holders thereof to receive shares of Common Stock and cash, if any, in accordance with Sections 5(b) and 5(c) above. Any shares of Series B Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation (without the need for action by the holders of Series B Preferred Stock or any other stockholders) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series B Preferred Stock accordingly.

(v) The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series B Preferred Stock pursuant to this Section 5. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series B Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

(d) Adjustments to Conversion Price for Dilutive Issuances.

(i) Definitions. For purposes hereof, the following definitions shall apply:

(A) “Option” shall mean any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(B) “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

(C) “Series B Original Issue Date” shall mean the date on which a share of Series B Preferred Stock was first issued, regardless of the number of times the transfer of such share shall be made on the Corporation’s stock transfer records and regardless of the number of certificates that may be issued to evidence such share.

(D) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 5(d)(iii) below, deemed to be issued) by the Corporation after the Series B Original Issue Date, other than shares of Common Stock issued, issuable or deemed issued:

(I) by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Section 5(f) or 5(g) below;

(II) by reason of Options granted or stock issued with the approval of the Board to employees, officers or directors of the Corporation or any Corporation Subsidiary pursuant to an equity incentive plan approved by the stockholders of the Corporation, provided that (x) for grants or issuances under any plan other than a Series B Approved Plan, the exercise price of such Options or the purchase price of such stock is equal to or greater than the Fair Market Value of the Common Stock on the date such Options are granted or such stock is issued, and (y) for grants or issuances of stock under any Series B Approved Plan, the exercise price of such Options or the purchase price of such stock represents a discount of no more than fifteen percent (15%) from the Fair Market Value of the Common Stock on the date such Options are granted or such stock is issued. For purposes hereof, a “Series B Approved Plan” shall mean (1) the Corporation’s Employee Stock Purchase Plan or any similar or replacement plan, (ii) any stock option or equity incentive plan of the Corporation in effect as of the Series B Original Issue Date, and (iii) any stock option or equity incentive plan of the Corporation adopted after the Series B Original Issue Date by either a majority the Board, which majority includes the Series B Director, or approved by a majority of the holders of the Series B Preferred Stock;

(III) by reason of Options granted or stock issued with the approval of the Board to consultants to the Corporation or any Corporation Subsidiary or to any other person (other than grants or issuances to persons described in Section 5(d)(i)(D)(II) above) pursuant to an equity incentive plan approved by the stockholders of the Corporation, provided that the exercise price of such Options or the purchase price of such stock is equal to or greater than the Fair Market Value of the Common Stock on the date such Options are exercised or such stock is issued;

(IV) by reason of the warrants to purchase Common Stock issued on the Series B Original Issue Date pursuant to that certain Securities Purchase Agreement related to the Series B Preferred Stock Issuance; or

(V) in connection with any transaction with any strategic investor, vendor or customer, lessor, customer, supplier, marketing partner, developer or integrator or any similar arrangement, or any acquisition, in each case the primary purpose of which is not to raise equity capital, provided that (1) the purchase price for the shares of Common Stock to be issued in connection with such transaction is equal to or greater than the Fair Market Value of the Common Stock on the date of the closing of the transaction and (2) such transaction is approved by the Board.

(E) “Fair Market Value” shall mean, as of any given date, either (1) the fair market value as determined under the relevant equity incentive plan, if applicable, or (2) an amount equal to the average closing price per share of Common Stock on the Nasdaq Stock Market for the five (5) trading days prior to (and not including) such date.

(ii) No Adjustment of Conversion Price. No adjustment in the Conversion Price shall be made as the result of the issuance of Additional Shares of Common Stock if the consideration per share (determined pursuant to Section 5(d)(v) below) for such Additional Shares of Common Stock issued or deemed to be issued by the Corporation is equal to or greater than the applicable Conversion Price in effect immediately prior to the issuance or deemed issuance of such Additional Shares of Common Stock. In addition, no adjustment in the Conversion Price shall be made, or a lesser adjustment than otherwise required may be made, if, prior to such issuance or deemed issuance of Additional Shares of Common Stock, the Corporation receives written notice from the holders of at least a majority of the shares of Series B Preferred Stock then outstanding agreeing that no such adjustment, or a lesser adjustment, shall be made as a result of such issuance or deemed issuance.

(iii) Issue of Securities to be a Deemed Issue of Additional Shares of Common Stock.

(A) If the Corporation at any time or from time to time after the Series B Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities that, upon exercise, conversion or exchange thereof, would entitle the holder thereof to receive shares of Common Stock that are specifically excepted from the definition of Additional Shares of Common Stock by Section 5(d)(i)(D) above) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

(B) If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Conversion Price pursuant to the terms of Section 5(d)(iv) below, are revised (either automatically pursuant the provisions contained therein or as a result of an amendment to such terms) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then, effective upon such increase or decrease becoming effective, the Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted prospectively to such Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no adjustment pursuant to this clause (B) shall have the effect of increasing the Conversion Price to an amount that exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

(C) If the terms of any Option or Convertible Security (excluding Options or Convertible Securities that, upon exercise, conversion or exchange thereof, would entitle the holder thereof to receive shares of Common Stock that are specifically excepted from the definition of Additional Shares of Common Stock by Section 5(d)(i)(D) above), the issuance of which did not result in an adjustment to the Conversion Price pursuant to the terms of Section 5(d)(iv) below (either because the consideration per share (determined pursuant to Section 5(d)(v) below) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Conversion Price then in effect, or because such Option or Convertible Security was issued before the Series B Original Issue Date), are revised after the Series B Original Issue Date (either automatically pursuant the provisions contained therein or as a result of an amendment to such terms) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Section 5(d)(iii)(A) above) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

(D) Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security that resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Conversion Price pursuant to the terms of Section 5(d)(iv) below, the Conversion Price shall be readjusted prospectively to such Conversion Price as would have obtained had such Option or Convertible Security never been issued.

(E) No adjustment in the Conversion Price shall be made upon the issue of shares of Common Stock or Convertible Securities upon the exercise of Options or the issue of shares of Common Stock upon the conversion or exchange of Convertible Securities.

(iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall at any time after the Series B Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(d)(iii) above), without consideration or for a consideration per share less than the applicable Conversion Price in effect immediately prior to such issue, then the Conversion Price shall be reduced, concurrently with such issue, to a price determined by multiplying the Conversion Price in effect immediately prior to such issuance by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock that the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at the Conversion Price in effect immediately prior to such issuance; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided, however, that, (i) all shares of Common Stock issuable upon conversion or exercise of shares of Series B Preferred Stock, Options or Convertible Securities outstanding immediately prior to such issue or upon exercise of such securities shall be deemed to be outstanding, and (ii) the number of shares of Common Stock deemed issuable upon conversion of such outstanding shares of Series B Preferred Stock shall be determined without giving effect to any adjustments to the Conversion Price resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

(v) Determination of Consideration. For purposes of this Section 5(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(A) Cash and Property. Such consideration shall:

(I) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

(II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the members of the Board other than any member who will receive such property; and

(III) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the members of the Board other than any member who will receive such consideration.

(B) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(d)(iii) above, relating to Options and Convertible Securities, shall be determined by dividing:

(I) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities; by

(II) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(vi) Multiple Closing Dates. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are comprised of shares of the same series or class of Preferred Stock and that would result in an adjustment to the Conversion Price pursuant to the terms of Section 5(d)(iv) above, and such issuance dates occur within a period of no more than sixty (60) days, then, upon the final such issuance, the Conversion Price shall be readjusted prospectively to give effect to all such issuances as if they occurred on the date of the final such issuance (and without giving effect to any adjustments as a result of such prior issuances within such period).

(e) Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Series B Original Issue Date (i) effect a subdivision of the outstanding Common Stock (whether by stock split, stock dividend or otherwise) without a corresponding subdivision of the Series B Preferred Stock, or (ii) combine the outstanding shares of Series B Preferred Stock (whether by reverse stock split or otherwise) without a corresponding combination of the Common Stock, the Conversion Price in effect immediately before that subdivision or combination shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Series B Original Issue Date (x) combine the outstanding shares of Common Stock (whether by reverse stock split or otherwise) without a corresponding combination of the Series B Preferred Stock, or (y) effect a subdivision of the outstanding shares of Series B Preferred Stock (whether by stock split, stock dividend or otherwise) without a corresponding subdivision of the Common Stock, the Conversion Price in effect immediately before the combination or subdivision shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(f) Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time, or from time to time after the Series B Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price in effect immediately before such event shall be decreased, as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by the following fraction:

(i) the numerator shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

(ii) the denominator shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, that no such adjustment shall be made if the holders of Series B Preferred Stock simultaneously receive (i) a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series B Preferred Stock had been converted into Common Stock on the date of such event or (ii) a dividend or other distribution of shares of Series B Preferred Stock that are convertible, as of the date of such event, into such number of shares of Common Stock as is equal to the number of additional shares of Common Stock being issued with respect to each share of Common Stock in such dividend or distribution.

(g) Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Series B Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than shares of Common Stock) or in cash or other property, then and in each such event provision shall be made so that the holders of the Series B Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock to be received upon such conversion, the kind and amount of securities of the Corporation, cash or other property that they would have been entitled to receive had the Series B Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series B Preferred Stock; provided, however, that no such provision shall be made if the holders of Series B Preferred Stock receive, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities, cash or other property in an amount equal to the amount of such securities, cash or other property as they would have received if all outstanding shares of Series B Preferred Stock had been converted into Common Stock on the date of such event.

(h) Adjustment for Merger or Reorganization, etc. Subject to the provisions of Section 3(c) above, if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation (which is not a Liquidation) in which the Common Stock (but not the Series B Preferred Stock) is converted into or exchanged for securities, cash or other property (other than a transaction covered by paragraph (e), (f) or (g) of this Section 5), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series B Preferred Stock shall be convertible into the kind and amount of securities, cash or other property that a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series B Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions in this Section 5 with respect to the rights and interests thereafter of the holders of the Series B Preferred Stock, to the end that the provisions set forth in this Section 5 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series B Preferred Stock.

(i) Rounding of Calculations, Minimum Adjustments. All calculations under this Section 5 shall be made to the nearest one tenth of a cent ($0.001), with five one hundredths of a cent ($0.0005) rounded down. No adjustment in the Conversion Price is required if the amount of such adjustment would be less than one cent ($0.01); provided, however, that any adjustments which by reason of this Section 5(j) are not required to be made will be carried forward and given effect in any subsequent adjustment. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(j) Certificate as to Adjustments. Upon the occurrence of each adjustment pursuant to this Section 5, the Corporation at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based. The Corporation will promptly deliver a copy of each such certificate to each holder of Series B Preferred Stock and to the Corporation’s Transfer Agent. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Series B Preferred Stock (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property that then would be received upon the conversion of Series B Preferred Stock.

(k) Notice of Record Date. In the event:

(i) the Corporation shall take a record of the holders of its Common Stock (or other stock or securities at the time issuable upon conversion of the Series B Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(ii) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Corporation; or

(iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then, and in each such case, the Corporation will send or cause to be sent to the holders of the Series B Preferred Stock a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of Common Stock (or such other stock or securities at the time issuable upon the conversion of the Series B Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Any notice required under this Section 5(1) shall be sent at least twenty (20) days prior to the record date or effective date for the event specified in such notice.

(l) No Impairment. The Corporation shall at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series B Preferred Stock against impairment.
      6.     Redemption at the Option of the Corporation.
      (a) Corporation’s Right to Redeem.

(i) At any time, and from time to time, on or after the fifth (5th) anniversary of the Series B Original Issue Date, the Corporation may, in its sole discretion, redeem all or any portion (provided that such portion would be deemed as “substantially disproportionate” under Section 302(b)(2) of the Internal Revenue Code of 1986, as amended (the “Code”), or if such redemption would otherwise qualify as an exchange under Section 302 of the Code, as determined by the holders of the Series B Preferred Stock in their sole discretion) of the outstanding shares of Series B Preferred Stock at a price per share (the “Call Price”) equal to the greater of

(A) an amount equal to (I) the average closing price per share of Common Stock on the Nasdaq Stock Market for the five (5) trading days prior to (and not including) the Call Date (as defined below) multiplied by (II) the number of shares of Common Stock into which a share of Series B Preferred Stock (and any accumulated but unpaid dividends thereon) is convertible as of the Call Date; and

(B) the Stated Value plus all accumulated but unpaid dividends thereon as of the Call Date.

(ii) On each Call Date, the Corporation shall redeem, on a pro rata basis in accordance with the number of shares of Series B Preferred Stock owned by each holder, that number of outstanding shares of Series B Preferred Stock specified in the related Call Notice (as defined below).
      (b) Call Notice. The Corporation shall provide written notice (a “Call Notice”) to each holder of Series B Preferred Stock of the Corporation’s intent to redeem shares of Series B Preferred Stock pursuant to Section 6(a) at least thirty (30) days prior to the date on which such shares shall be redeemed (the “Call Date”). Any Call Notice shall be delivered to each holder of record of Series B Preferred Stock, as applicable, in accordance with the notice provisions set forth in Section 13 below. Each Call Notice shall state:

(i) the Call Date;

(ii) the Call Price;

(iii) the number of shares of Series B Preferred Stock held by the holder that the Corporation shall redeem on the Call Date;

(iv) the date upon which the holder’s right to convert such shares terminates (as determined in accordance with Section 5 above); and

(v) that the holder is to surrender to the Corporation, in the manner and at the place designated, its certificate or certificates (or an affidavit of loss and indemnity agreement for such certificates) representing the shares of Series B Preferred Stock to be redeemed.
      (c) Surrender of Certificates; Payment. On or before the applicable Call Date, each holder of shares of Series B Preferred Stock to be redeemed on such Call Date, unless such holder has exercised its right to convert such shares as provided in Section 5 above, shall surrender the certificate or certificates (or deliver an affidavit of loss and indemnity agreement for such certificates) representing such shares to the Corporation, in the manner and at the place designated in the Call Notice, and thereupon the Call Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event less than all of the shares of Series B Preferred Stock represented by a certificate are redeemed, a new certificate representing the unredeemed shares of Series B Preferred Stock shall promptly be issued to such holder.
      (d) Rights Subsequent to Call. If the Call Notice shall have been duly given, and if on the applicable Call Date the Call Price payable upon redemption of the shares of Series B Preferred Stock to be redeemed on such Call Date is paid or tendered for payment, then notwithstanding that the certificates evidencing any of the shares of Series B Preferred Stock so called for redemption shall not have been surrendered, dividends with respect to such shares of Preferred Stock shall cease to accumulate after such Call Date and all rights with respect to such shares shall forthwith after the Call Date terminate, except only the right of the holders to receive the Call Price without interest upon surrender of their certificate or certificates therefor.
      (e) Redeemed or Otherwise Acquired Shares. Any shares of Series B Preferred Stock that are redeemed pursuant to this Section 6 or Section 7 below or otherwise acquired by the Corporation or any of its subsidiaries shall be automatically and immediately canceled and shall not be reissued, sold or transferred as shares of Series B Preferred Stock. Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Series B Preferred Stock following any redemption.
      7.     Redemption at the Option of the Holders of Series B Preferred Stock.
      (a) Holder Right to Require Redemption. At any time, and from time to time, on or after the fifth (5th) anniversary of the Series B Original Issue Date, each holder of Series B Preferred Stock may, in its sole discretion, require the Corporation to redeem all or any portion of the shares of Series B Preferred Stock held by such holder at a price per share equal to the Stated Value plus accumulated but unpaid dividends as of the Put Date (as defined below) (the “Put Price”), by providing the Corporation with written notice requesting such redemption (a “Put Notice”).
      (b) The process for effecting any such redemption shall be as follows:

(i) Within fifteen (15) days after the receipt of a Put Notice, the Corporation shall send to each holder of Series B Preferred Stock a notice (the “Corporation Notice”) which shall (A) state the number of shares of Series B Preferred Stock that are the subject of the applicable Put Notice, and (B) specify a date (a “Put Date”) as of which a redemption pursuant to this Section 7 shall be effected and the date by which a holder may elect to join in the redemption pursuant to Section (b)(ii) below. Each Put Date shall be not more than forty (40) days following the date on which the related Corporation Notice is sent by the Corporation.

(ii) Within ten (10) days after receipt of the Corporation Notice, each holder of Series B Preferred Stock may provide notice to the Corporation that such holder wishes to include all or a portion of its shares of Series B Preferred Stock in such Put Notice and stating the number of shares to be so included (and, thereafter such shares shall be deemed to be included in such Put Notice).

(iii) At least ten (10) days prior to the Put Date, the Corporation shall provide each holder of Series B Preferred Shares for which redemption was requested with written notice (“Closing Notice”) that states (i) the applicable Put Price, (ii) the applicable Put Date, (iii) the number of shares requested to be redeemed on that Put Date, (iv) the number of shares of Series B Preferred Stock to be redeemed on such date, and (v) that the holder is to surrender to the Corporation, in the manner and at the place designated, its certificate or certificates (or affidavit of loss and indemnity agreement) representing the shares of Series B Preferred Stock to be redeemed.

(iv) Subject to the limitations above in this Section 7, on the applicable Put Date, the Corporation shall redeem, on a pro rata basis in accordance with the number of shares of Series B Preferred Stock owned by each holder for which redemption was requested, that number of outstanding shares of Series B Preferred Stock specified or deemed to be included in the Put Notice. In the event the Corporation does not have sufficient funds legally available to redeem on such Put Date all shares of Series B Preferred Stock to be redeemed on such Put Date, the Corporation shall redeem a pro rata portion of each holder’s shares out of funds legally available therefor, based on the respective amounts that would otherwise be payable in respect of the shares to be redeemed if the legally available funds were sufficient to redeem all such shares, and shall redeem the remaining shares to have been redeemed as soon as practicable after the Corporation has funds legally available therefor. If the Corporation has not redeemed all outstanding shares of Series B Preferred Stock which are to be redeemed within one hundred twenty (120) days following the date on which the related Put Notice is sent by the Corporation, the Dividend Rate with regard to any shares of Series B Preferred Stock that remain outstanding shall be twelve percent (12%) per annum from the date of the Put Notice until such date as such shares are actually redeemed.
      (c) Put Notice and Other Notices. Any Put Notice shall be delivered to the Corporation, and any Corporation Notice or Closing Notice shall be delivered to each holder of record of Series B Preferred Stock, as applicable, in accordance with the notice provisions set forth in Section 13 below.
      (d) Surrender of Certificates; Payment. On or before the applicable Put Date, each holder of shares of Series B Preferred Stock to be redeemed on such Put Date, unless such holder has exercised its right to convert such shares as provided in Section 5 above, shall surrender the certificate or certificates (or deliver an affidavit of loss and indemnity agreement for such certificates) representing such shares to the Corporation, in the manner and at the place designated by the Corporation in its notice pursuant to this Section 7, and thereupon the Put Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event less than all of the shares of Series B Preferred Stock represented by a certificate are redeemed, a new certificate representing the unredeemed shares of Series B Preferred Stock shall promptly be issued to such holder.
      (e) Rights Subsequent to Put. If the Put Notice shall have been duly given, and if on the applicable Put Date the Put Price payable upon redemption of the shares of Series B Preferred Stock to be redeemed on such Put Date is paid or tendered for payment, then notwithstanding that the certificates evidencing any of the shares of Series B Preferred Stock so called for redemption shall not have been surrendered, dividends with respect to such shares of Preferred Stock shall cease to accumulate after such Put Date and all rights with respect to such shares shall forthwith after the Put Date terminate, except only the right of the holders to receive the Put Price without interest upon surrender of their certificate or certificates therefor.
      8.     Preemptive Rights.
      (a) Definitions. For purposes of this Section 8, the following definitions shall apply:

(i) “Acceptance” means a written notice from a holder of Preferred Stock to the Corporation containing the information specified in Section 8(b)(ii).

(ii) “Available Unsubscribed Amount” means the difference between the total of all of the Basic Amounts available for purchase by holders of Preferred Stock pursuant to Section 8(b)(i) and the Basic Amounts subscribed for pursuant to Section 8(b)(ii).

(iii) “Basic Amount” means, with respect to a holder of Preferred Stock, its pro rata portion of the Securities, determined by multiplying the number of Securities by a fraction, the numerator of which is the aggregate number of shares of Common Stock then held by such holder (giving effect to the conversion into Common Stock of all shares of convertible preferred stock and exercise of all warrants (assuming cashless exercise) then held by such holder) and the denominator of which is the total number of shares of Common Stock then outstanding (giving effect to the conversion into Common Stock of all shares of convertible preferred stock or other convertible securities and exercise of all options, warrants (assuming cashless exercise) or other rights to purchase Securities of the Corporation then outstanding).

(iv) “Offer” means a written notice of any proposed issuance, sale or exchange of Securities containing the information specified in Section 8(b)(i).

(v) “Preferred Stock” means, the Series A Preferred Stock and the Series B Preferred Stock.

(vi) “Refused Securities” means those Securities as to which an Acceptance has not been given by holders of Preferred Stock pursuant to Section 8(b)(ii).

(vii) “Securities” means (a) any shares of Common Stock, (b) any other equity securities of the Corporation, including shares of preferred stock, (c) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Corporation, or (d) any debt securities convertible into capital stock of the Corporation.

(viii) “Unsubscribed Amount” means, with respect to a holder of Preferred Stock, any additional portion of the Securities attributable to the Basic Amounts of other holders of Preferred Stock as such holder indicates it will purchase or acquire should the other holders subscribe for less than their Basic Amounts.
      (b) Rights of Investors.
      (i) The Corporation shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any Securities, unless in each such case the Corporation shall have first complied with this Section 8. The Corporation shall deliver to each holder of Preferred Stock an Offer, which shall (a) identify and describe the Securities, (b) describe the price (expressed in either a fixed dollar amount or a definitive formula pursuant to which the only variable is the market price of the Common Stock at or near the time of the proposed issuance, sale or exchange) and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Securities to be issued, sold or exchanged, (c) identify the offerees or purchasers (if known) to which or with which the Securities are to be offered, issued, sold or exchanged, and (d) offer to issue and sell to or exchange with such holder of Preferred Stock (1) such holder’s Basic Amount and (2) such holder’s Unsubscribed Amount.
      (ii) To accept an Offer, in whole or in part, a holder of Preferred Stock must deliver to the Corporation, on or prior to the date fifteen (15) days after the date of delivery of the Offer, an Acceptance indicating the portion of the holder’s Basic Amount that such holder elects to purchase and, if such holder shall elect to purchase all of its Basic Amount, the Unsubscribed Amount (if any) that such holder elects to purchase. If the Basic Amounts subscribed for by all holders of Preferred Stock are less than the total of all of the Basic Amounts available for purchase, then each holder who has set forth an Unsubscribed Amount in its Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Unsubscribed Amount it has subscribed for; provided, however, that if the Unsubscribed Amounts subscribed for exceed the Available Unsubscribed Amount, each holder who has subscribed for any Unsubscribed Amount shall be entitled to purchase only that portion of the Available Unsubscribed Amount as the Unsubscribed Amount subscribed for by such holder bears to the total Unsubscribed Amounts subscribed for by all holders of Preferred Stock, subject to rounding by the Board to the extent it deems reasonably necessary.
      (iii) The Corporation shall have ninety (90) days from the expiration of the period set forth in Section 8(b)(ii) to issue, sell or exchange all or any part of the Refused Securities, but only to the offerees or purchasers described in the Offer (if so described therein) and only upon terms and conditions (including unit prices and interest rates) that are not more favorable, in the aggregate, to the offerees or purchasers than those set forth in the Offer.

      (iv) In the event the Corporation shall propose to sell less than all the Refused Securities, then each holder of Preferred Stock may, at its sole option and in its sole discretion, reduce the number or amount of the Securities specified in its Acceptance to an amount that shall be not less than the number or amount of the Securities that the holder elected to purchase pursuant to Section 7(b)(ii) multiplied by a fraction, (i) the numerator of which shall be the number or amount of Securities the Corporation actually proposes to issue, sell or exchange (including Securities to be issued or sold to holders of Preferred Stock pursuant to Section 8(b)(ii) prior to such reduction) and (ii) the denominator of which shall be the original amount of the Securities. In the event that any holder so elects to reduce the number or amount of Securities specified in its Acceptance, the Corporation may not issue, sell or exchange more than the reduced number or amount of the Securities unless and until such securities have again been offered to the holders of Preferred Stock in accordance with Section 8(b)(ii).
      (v) Upon (a) the closing of the issuance, sale or exchange of all or less than all of the Refused Securities or (b) such other date agreed to by the Corporation and the holders of Preferred Stock who have subscribed for a majority of the Securities subscribed for by the holders of Preferred Stock, such holder or holders shall acquire from the Corporation and the Corporation shall issue to such holder or holders, the number or amount of Securities specified in the Acceptances, as reduced pursuant to Section 8(b)(iv) if any of the holders has so elected, upon the terms and conditions specified in the Offer.
      (vi) The purchase by the holders of Preferred Stock of any Securities is subject in all cases to the preparation, execution and delivery by the Corporation and the holders of Preferred Stock of a purchase agreement relating to such Securities reasonably satisfactory in form and substance to the holders of Preferred Stock and their respective counsel.
      (vii) Securities not acquired by the holders of Preferred Stock in accordance with Section 8(b)(ii) and not sold pursuant to Section 8(b)(iii) may not be issued, sold or exchanged until they are again offered to the holders of Preferred Stock under the procedures specified in this Section 8.
      (c) Excluded Transactions. The rights of the holders of Series B Preferred Stock under this Section 8 shall not apply to:

(i) any issuance of securities of the Corporation for consideration other than cash, including the issuance of shares (a) as a stock dividend to holders of Common Stock, Series B Preferred Stock, Series B Preferred Stock or any other Corporation securities, or upon any subdivision or combination of shares of Common Stock, Series B Preferred Stock or any other Corporation securities; (b) upon exercise or conversion of preferred stock, options, warrants or debt securities exercisable or convertible for Common Stock pursuant to their terms; and (c) in connection with a transaction described in Section 4(c)(x) so long as any required consent or vote is first obtained by the Corporation; and

(ii) any issuance of securities of the Corporation if such issuance is excluded from the definition of “Additional Shares of Common Stock” under clauses (I) through (V) of Section 5(d)(i)(D) above.
      9.     Waivers. The holders of Series B Preferred Stock shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such holders under the Delaware General Corporation Law. Any of the rights of the holders of Series B Preferred Stock set forth herein may be waived by the affirmative consent or vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, subject to applicable law.
      10.     Registration of Series B Preferred Stock. The Corporation shall register shares of the Series B Preferred Stock, upon records to be maintained by the Corporation for that purpose (the “Series B Preferred Stock Register”), in the name of the record holders thereof from time to time. The Corporation may deem and treat the registered holder of shares of Series B Preferred Stock as the absolute owner thereof for the purpose of any conversion hereof or any distribution to such holder, and for all other purposes, absent actual notice to the contrary.
      11.     Registration of Transfers. The Corporation shall register the transfer of any shares of Series B Preferred Stock in the Series B Preferred Stock Register, upon surrender of certificates evidencing such Shares to the Corporation at its address specified herein. Upon any such registration or transfer, a new certificate evidencing the shares of Series B Preferred Stock so transferred shall be issued to the transferee and a new certificate evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring holder.
      12.     Replacement Certificates. If any certificate evidencing Series B Preferred Stock, or Common Stock issued upon conversion thereof, is mutilated, lost, stolen or destroyed, the Corporation shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for such certificate, a new certificate, but only upon receipt of an affidavit of loss and indemnity agreement reasonably satisfactory to the Corporation evidencing such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Corporation may prescribe.
      13.     Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (Pacific time) and electronic confirmation of receipt is received by the sender, (ii) the day following the date of mailing, if sent by nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Corporation, to 14661 Franklin Avenue, Tustin, California 92780, facsimile: (714) 481-4141, attention: Chief Executive Officer and President, or (ii) if to a holder of Series B Preferred Stock, to the address or facsimile number appearing on the Corporation’s stockholder records or such other address or facsimile number as such holder may provide to the Corporation in accordance with this Section.
*     *     *

Exhibit B
FORM OF WARRANT
      THIS WARRANT, AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO MTI TECHNOLOGY CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No. WB-	Number of Shares:
(subject to adjustment)
Date of Issuance:                    , 2005
MTI TECHNOLOGY CORPORATION
Common Stock Purchase Warrant
(Void after                     , 2015)
      MTI Technology Corporation, a Delaware corporation (the “Company”), for value received, hereby certifies that                     , or its registered assigns (the “Registered Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or before 5:00 p.m. (Pacific time) on                     , 2015,  (                    ) shares of Common Stock, $0.001 par value per share, of the Company (“Common Stock”). The purchase price shall be $          (1)per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Purchase Price,” respectively. For purposes of this Warrant, “Warrant Issue Date” shall mean the date on which this Warrant was first issued, regardless of any subsequent transfer or partial exercise of this Warrant that may occur after such date.
      1.     Exercise
      (a) Exercise for Cash. The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.
      (b) Cashless Exercise
      (i) The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part from time to time, on a cashless basis, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, by canceling a portion of this Warrant in payment of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise. In

      1 The purchase price shall be the Price Per Share in the Securities Purchase Agreement divided by 10.

the event of an exercise pursuant to this subsection 1(b), the number of Warrant Shares issued to the Registered Holder shall be determined according to the following formula:

X	=	Y(A-B)
A

Where:	X	=	the number of Warrant Shares that shall be issued to the Registered Holder pursuant to the cashless exercise;
	Y	=	the number of Warrant Shares for which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Registered Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price);
	A	=	the Fair Market Value (as defined below) of one share of Common Stock; and
	B	=	the Purchase Price then in effect.
      (ii) For purpose of this Warrant, “Fair Market Value” per share of Common Stock shall be determined as follows:

(A) If the Common Stock is listed on a national securities exchange, the Nasdaq SmallCap Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the five (5) trading days immediately preceding (and not including) the Exercise Date.

(B) If as of the Exercise Date the Common Stock is not listed on a national securities exchange, the Nasdaq SmallCap Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors of the Company (the “Board”) to represent the fair market value per share of the Common Stock (including a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Registered Holder, such Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than five (5) days after such request, notify the Registered Holder of the Fair Market Value per share of Common Stock and furnish the Registered Holder with reasonable documentation of such Board’s determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exercise Date, then (a) the Board shall make, and shall provide or cause to be provided to the Registered Holder notice of, a determination of the Fair Market Value per share of the Common Stock within fifteen (15) days of a request by the Registered Holder that it do so, and (b) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made and notice thereof is provided to the Registered Holder.
      (c) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) or 1(b) above (the “Exercise Date”). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.
      (d) Issuance of Certificates. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within three (3) Trading Days (as defined below) thereafter, the Company, at its expense, shall cause to be issued in the name of, and delivered to, the Registered Holder, or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 below; and

(ii) in case such exercise is in part only, a new warrant or warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of Warrant Shares for which this Warrant was so exercised.
For purposes of this Warrant, “Trading Day” shall mean (a) any day on which quotations or listings with respect to the Common Stock are provided on the Nasdaq SmallCap Market or another nationally recognized quotation or trading system or (b) if the Common Stock is not then listed or quoted on the Nasdaq SmallCap Market or another nationally recognized trading system, then a day on which trading occurs on the New York Stock Exchange (or any successor thereto).
      2.     Adjustments
      (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the Warrant Issue Date (i) effect a subdivision of the outstanding shares of Common Stock (whether by stock split, stock dividend or otherwise), or (ii) combine the outstanding shares of Common Stock (whether by reverse stock split or otherwise), the Purchase Price in effect immediately before that subdivision or combination shall be proportionately adjusted. Any adjustment under this paragraph shall become effective concurrently with the effectiveness of the applicable subdivision or combination of the outstanding shares of Common Stock. Notwithstanding Section 13 hereof or the foregoing, in the event (a) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend) and (b) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
      (b) Adjustments for Dividends and Other Distributions. In the event the Company at any time or from time to time after the Warrant Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in shares of Common Stock or other securities of the Company or in cash or other property, then, and in each such event, the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock to be received upon such exercise, the kind and amount of securities of the Company, cash or other property that they would have been entitled to receive had this Warrant been exercised (without use of the cashless exercise provisions) for shares of Common Stock immediately prior to such event and had they thereafter, during the period from the date of such event to and including the exercise date, retained such securities, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the Registered Holder.
      (c) Adjustment for Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by Subsections 2(a) or 2(b)), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, this Warrant shall be exercisable into the kind and amount of securities, cash or other property that a holder of the number of shares of Common Stock of the Company issuable upon exercise of this Warrant immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions in this Warrant with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Warrant (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the exercise of this Warrant.
      (d) Rounding of Calculations. All calculations under this Warrant shall be made to the nearest whole number of shares, with five tenths (0.5) of a share rounded up. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.
      (e) Certificate as to Adjustments. Upon the occurrence of each adjustment pursuant to this Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based. The Company will promptly deliver a copy of each such certificate to the Registered Holder and to the Company’s Transfer Agent. The Company shall, as promptly as reasonably practicable after the written request at any time of any Registered Holder (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to such Registered Holder a certificate setting forth (i) the Purchase Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property that then would be received upon the exercise of this Warrant.
      (f) No Impairment. The Company shall at all times in good faith assist in the carrying out of all terms and taking of all actions as may be necessary or appropriate, pursuant to this Section 2, in order to protect the rights of the Registered Holder against impairment.
      3.     Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Registered Holder in cash on the basis of the Fair Market Value per share of Common Stock.
      4.     Compliance with Securities Laws; Investment Representations.
      (a) The Registered Holder is acquiring the Warrant for investment and not with a view to the resale or distribution of the Warrant or the Warrant Shares, or any interest therein, without prejudice, however, to the Registered Holder’s right, subject to compliance with the Transaction Documents, including the Investor Rights Agreement (as each are defined in that certain Securities Purchase Agreement dated                    , 2005 by and among the Company and the several purchasers named as “Purchasers” in Schedule A thereto), at all times to sell or otherwise dispose of all or any part of such Warrant or Warrant Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by the Registered Holder to hold any of the Warrant or Warrant Shares for any period of time. The Registered Holder is acquiring the Warrant hereunder in the ordinary course of business. Except as contemplated by the Investor Rights Agreement, the Registered Holder has no agreement, undertaking, arrangement, obligation or commitment providing for the disposition of such Warrant or Warrant Shares. The Registered Holder has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Purchased Securities. At all times since the time the Registered Holder was initially offered the Warrant, such Purchaser has been an “accredited investor” as such term is defined in Regulation D under the Securities Act of 1933, as amended.
      (b) The Registered Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Registered Holder will bear the economic risk of this investment until the Warrant or Warrant Shares are registered pursuant to the Securities Act, or an exemption from registration is available.

      (c) Unless a registration statement under the Act is effective with respect to the Warrant Shares to be issued upon the exercise of this Warrant, the certificate representing such Warrant Shares shall bear the following legend, in addition to any legend imposed by applicable state securities laws:

THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO MTI TECHNOLOGY CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.
      (d) Upon the exercise of this Warrant, the Registered Holder shall become a party to the Investor Rights Agreement, to the extent not already a party thereto, and shall be entitled to all of the benefits and subject to all of the burdens of such agreement.
      5.     Transfers, etc.
      (a) The Company shall maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.
      (b) Subject to the provisions of this Section 5 and the Investor Rights Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company (or, if another office or agency has been designated by the Company for such purpose, then at such other office or agency); provided, however, that any such transfer must be in compliance with all applicable federal and state securities laws and must include the delivery to the Company of representations of the transferee substantially similar to those set forth in Section 4 hereof and, if this Warrant or any rights hereunder are sold, pledged or hypothecated in whole or in part, legal opinions with respect thereto in a form reasonably satisfactory to the Company, if such are requested by the Company.
      6.     Remedies. Nothing herein shall limit a Registered Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.
      7.     Notices of Record Date, etc. In the event:

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another entity (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take effect, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be sent at least ten (10) days prior to the record date or effective date for the event specified in such notice.
      8.     Charges, Taxes and Expenses. The Company shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon exercise of this Warrant. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of Warrant Shares or Warrants in a name other than that in which this Warrant is registered.
      9.     Reservation of Stock. The Company shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant. If the number of shares of Common Stock so reserved is insufficient, in addition to any other remedy available to the Registered Holder, the Company shall take any corporate action that is necessary to make available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock within sixty (60) days after the occurrence of such deficiency.
      10.     Obtaining Approvals and Listings. The Company will, at its own expense, obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities which may from time to time be required of the Company in order to issue shares of Common Stock upon the exercise of the Warrants and otherwise to perform its obligations hereunder, except, in each case, for any such permits, consents and approvals (other than those relating to blue sky laws) required as a result of the status of a Registered Holder of the Warrants. The Company will, at its expense, obtain promptly and maintain the approval for listing on the Nasdaq SmallCap Market or any successor thereto or comparable system, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing or quoting of such shares after their issuance so long as the Common Stock is so listed or quoted.
      11.     Exchange or Replacement of Warrants
      (a) Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company shall, subject to the provisions of Section 5 above, issue and deliver to or upon the order of the Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.
      (b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.
      12.     Notices. All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the Company at its principal office. If the Company should at any time change the location of its principal office to a place other than its current principal office, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered (a) two

(2) business days after being sent by certified or registered mail, return receipt requested, postage prepaid, or (b) one (1) business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery.
      13.     No Rights as Stockholder. Subject to Section 2 and Section 7 hereof, the Registered Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Registered Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or otherwise until and to the extent the Warrant shall have been exercised as provided herein.
      14.     Amendment. This Warrant may be amended only by a writing signed by both the Company and the Registered Holder (or their respective successors or assigns).
      15.     Construction. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. The word “including” as used herein shall not be construed so as to exclude any other thing not referred to or described. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.
      16.     Governing Law; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the Company and the Registered Holder hereby waives all rights to a trial by jury.
      17.     Facsimile Signature. This Warrant may be executed by facsimile signature.
[signature page follows]

      Executed as of the Date of Issuance indicated above.

MTI TECHNOLOGY CORPORATION

By:

Name:
Title:

Attest:

Exhibit I
PURCHASE FORM

To: MTI Technology Corporation	Dated:
      The undersigned is the Registered Holder of Warrant No. WB-                    (the “Warrant”) issued by MTI Technology Corporation, a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

a. The Warrant is currently exercisable to purchase a total of Warrant Shares.

b. The Registered Holder hereby exercises its right to purchase Warrant Shares pursuant to the Warrant. Following this exercise, the Warrant shall be exercisable to purchase a total of shares.

c. The Registered Holder intends that payment of the Purchase Price shall be made as (check one):

“Cash Exercise” under Subsection 1(a) of the Warrant

“Cashless Exercise” under Subsection 1(b) of the Warrant

d. If the holder has elected a Cash Exercise, the Registered Holder shall pay the sum of $ to the Company in accordance with the terms of the Warrant.

e. Pursuant to this exercise, the Company shall deliver to the Registered Holder Warrant Shares in accordance with the terms of the Warrant.
      The undersigned hereby represents and warrants to the Company that: (i) the Warrant Shares acquired hereby are being acquired solely for the Registered Holder’s own account and not as a nominee for any other party, and solely for investment, and the Registered Holder will not offer, sell or otherwise dispose of any Warrant Shares acquired hereby except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws; (ii) it is an “accredited investor” within the meaning of Rule 501 promulgated under the Act; (iii) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Warrant Shares acquired hereby and has the ability to bear the economic risks of its investment in the Warrant Shares acquired hereby; and (iv) it has made such inquiry of and concerning the Company and its business and personnel as it has deemed appropriate.
      The undersigned hereby agrees to be bound by the terms and conditions of the Investor Rights Agreement with respect to all Warrant Shares received upon said exercise of the Warrant.

Registered Holder:

By:

Name:
Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)
Dated:                     ,

Exhibit I
ASSIGNMENT FORM
      For Value Received,                     hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. WB-                    ) with respect to the number of shares of Common Stock of MTI Technology Corporation. covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated:	Registered Holder:
By:
Name:
Title:
(Signature must conform in allrespects to name of holder asspecified on the face of theWarrant)

Signature Guaranteed:

By:

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

Exhibit C
INDEMNIFICATION AGREEMENT
      This INDEMNIFICATION AGREEMENT (the “Agreement”) is made and entered into as of                     , 2005 (the “Effective Date”) by and between MTI Technology Corporation, a Delaware corporation (the “Company”),                     (the “Indemnitee”).
      WHEREAS, it is essential to the Company to retain and attract as directors the most capable persons available;
      WHEREAS, Indemnitee is a director of the Company;
      WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors of public companies in today’s environment;
      WHEREAS, the Company’s Amended and Restated Bylaws (the “Bylaws”) require the Company to indemnify and advance expenses to its directors to the fullest extent permitted by law, and the Indemnitee has agreed to serve as a director of the Company in part in reliance on the Bylaws; and
      WHEREAS, in recognition of Indemnitee’s need for (i) substantial protection against personal liability based on Indemnitee’s reliance on the Bylaws, (ii) specific contractual assurance that the protection promised by the Bylaws will be available to Indemnitee, regardless of, among other things, any amendment to or revocation of the Bylaws or any change in the composition of the Company’s Board of Directors or acquisition transaction relating to the Company, and (iii) an inducement to provide effective services to the Company as a director thereof, the Company wishes to provide for the indemnification of Indemnitee and to advance expenses to Indemnitee to the fullest extent permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, to provide for the continued coverage of Indemnitee under the Company’s directors’ and officers’ liability insurance policies.
      NOW, THEREFORE, in consideration of the premises contained herein and of Indemnitee continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:
      1.     Certain Definitions:
      (a) “Affiliate”: any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.
      (b) “Change in Control”: shall be deemed to have occurred if

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (b) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (c) any current beneficial stockholder or group, as defined by Rule 13d-5 of the Exchange Act, including the heirs, assigns and successors thereof of beneficial ownership, within the meaning of Rule 13d-3 of the Exchange Act, of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities, hereafter becomes the “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the total voting power represented by the Company’s then outstanding Voting Securities, or

(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or

(iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company, in one transaction or a series of transactions, of all or substantially all of the Company’s assets.

      (c) “Expense”: includes attorneys’ fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding relating to any Indemnifiable Event.
      (d) “Indemnifiable Event”: any event or occurrence that takes place either prior to or after the execution of this Agreement, related to the fact that Indemnitee is or was a director of the Company, or while a director is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise or by reason of anything done or not done by Indemnitee in any such capacity.
      (e) “Potential Change in Control”: shall be deemed to have occurred if

(i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control,

(ii) any person, including the Company, publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control,

(iii) any person, other than (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity, (y) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (z) any current beneficial stockholder or group, as defined by Rule 13d-5 of the Exchange Act, holding in excess of fifty percent (50%) of the combined voting power of the Company’s outstanding securities, including the heirs, assigns and successors thereof of beneficial ownership, within the meaning of Rule 13d-3 of the Exchange Act, of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities, hereafter becomes the beneficial owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company’s then outstanding Voting Securities, increases his beneficial ownership of such securities by five percent (5%) or more over the percentage so owned by such person on the date hereof, or

(iv) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.
      (f) “Proceeding”: any threatened, pending or completed action, suit or proceeding, or any inquiry, hearing or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.
      (g) “Reviewing Party”: any appropriate person or body consisting of a member or members of the Company’s Board of Directors or any other person or body appointed by the Board (including the special, independent counsel referred to in Section 3) who is not a party to the particular Proceeding with respect to which Indemnitee is seeking Indemnification.
      (h) “Voting Securities”: any securities of the Company which vote generally in the election of directors.

      2.     Agreement to Indemnify.
      (a) In the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Proceeding by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee to the fullest extent permitted by law, as soon as practicable but in any event no later than thirty (30) days after written demand is presented to the Company, against any and all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Proceeding and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, including the creation of the Trust pursuant to Section 4 hereof. Notwithstanding anything in this Agreement to the contrary and except as provided in Section 5, Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Proceeding initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has joined in or consented to the initiation of such Proceeding. If so requested by Indemnitee, the Company shall advance, within ten (10) business days of such request, any and all Expenses to Indemnitee (an “Expense Advance”); provided, however, that such Expenses shall be advanced only upon delivery to the Company of an undertaking by or on behalf of the Indemnitee to repay such amount if it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company; provided further, that the Company shall make such advances only to the extent permitted by law.
      (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which the special, independent counsel referred to in Section 3 hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an Expense Advance pursuant to Section 2(a) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or have lapsed). Indemnitee’s obligation to reimburse the Company for Expense Advances shall be unsecured and no interest shall be charged thereon, to the extent permitted by law. If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control, other than a Change in Control which has been approved by a majority of the Company’s Board of Directors who were directors immediately prior to such Change in Control, the Reviewing Party shall be the special, independent counsel referred to in Section 3 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the States of California or Delaware having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.
      3.     Change in Control. The Company agrees that if there is a Change in Control of the Company, other than a Change in Control which has been approved by a majority of the Company’s Board of Directors who were directors immediately prior to such Change in Control, then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement or under applicable law or the Company’s Certificate of Incorporation or Bylaws now or hereafter in effect relating to indemnification for Indemnifiable Events, the Company shall seek legal advice only from special, independent counsel selected by Indemnitee and approved by the Company, which approval shall not be unreasonably withheld. Such special, independent counsel shall not have otherwise performed services for the Company or the Indemnitee, other than in connection with such matters, within the last five (5) years. Such independent counsel shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or the engagement of special, independent counsel pursuant hereto.
      4.     Establishment of Trust. In the event of a Potential Change in Control, the Company shall, upon written request by Indemnitee, create a trust for the benefit of the Indemnitee (the “Trust”) and from time to time upon written request of Indemnitee shall fund such Trust, to the extent permitted by law, in an amount sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for and defending any Proceeding relating to an Indemnifiable Event, and any and all judgments, fines, penalties and settlement amounts of any and all Proceedings relating to an Indemnifiable Event from time to time actually paid or claimed, reasonably anticipated or proposed to be paid. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party, in any case in which the special, independent counsel referred to above is involved. The terms of the Trust shall provide that upon a Change in Control (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of the Indemnitee, (ii) the trustee shall advance, within ten (10) business days of a request by the Indemnitee, upon Indemnitee’s having made the undertaking required under Section 2(a) hereof, any and all Expenses to the Indemnitee, to the extent permitted by law (and the Indemnitee hereby agrees to reimburse the Trust under the circumstances under which the Indemnitee would be required to reimburse the Company under Section 2(b) of this Agreement), (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in such Trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement. The trustee shall be chosen by the Indemnitee. Nothing in this Section 4 shall relieve the Company of any of its obligations under this Agreement. All income earned on the assets held in the Trust shall be reported as income by the Company for federal, state, local and foreign tax purposes.
      5.     Indemnification for Expenses Incurred in Enforcing this Agreement. The Company shall indemnify Indemnitee against any and all expenses (including attorneys’ fees), and, if requested by Indemnitee, shall, within ten (10) business days of such request, advance such expenses to Indemnitee, to the extent permitted by law, which are incurred by Indemnitee in connection with any claim asserted against or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or relating to indemnification for Indemnifiable Events and/or (ii) recovery under any directors’ and officers’ liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be. Expenses shall be advanced, however, only upon delivery to the Company of an undertaking by or on behalf of the Indemnitee to repay such amount if it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company.
      6.     Partial Indemnity. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Proceeding but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Proceedings relating in whole or in part to an Indemnifiable

Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.
      7.     Defense to Indemnification, Burden of Proof and Presumptions. It shall be a defense to any action brought by the Indemnitee against the Company to enforce this Agreement (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the Company) that the Indemnitee has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the Company to indemnify the Indemnitee for the amount claimed. In connection with any determination by the Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proving such right to indemnification shall be on the Indemnitee. Neither the failure of the Company (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action by the Indemnitee that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Company (including its Board of Directors, independent legal counsel, or its stockholders) that the Indemnitee had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.
      8.     Non-exclusivity. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company’s Certificate of Incorporation or Bylaws or the Delaware General Corporation Law or otherwise; provided, however, that this Agreement shall supersede any prior indemnification by agreement between the Company and the Indemnitee. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company’s Certificate of Incorporation and Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.
      9.     Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors’ and officers’ liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.
      10.     Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee’s spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, or such longer period as may be required by state law under the circumstances, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.
      11.     Amendment of this Agreement. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.
      12.     Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

      13.     No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.
      14.     Settlement of Claims. The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without the Company’s written consent. The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. Neither the Company nor the Indemnitee will unreasonably withhold their consent to any proposed settlement. The Company shall not be liable to indemnify the Indemnitee under this Agreement with regard to any judicial award if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.
      15.     Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director or officer of the Company or of any other enterprise at the Company’s request.
      16.     Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
      17.     Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such State without giving effect to the principles of conflicts of laws.
      18.     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
      19.     Notices. All notices, demands, and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered by hand, against receipt, or mailed, postage prepaid, certified or registered mail, return receipt requested, and addressed to the Company at:

MTI Technology Corporation
14661 Franklin Avenue
Tustin, California 92780
Attention: Corporate Secretary
and to Indemnitee at:

75 State Street
Boston, MA 02109

      Notice of change of address shall be effective only when done in accordance with this Section. All notices complying with this Section shall be deemed to have been received on the date of delivery or on the third business day after mailing.
      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day first set forth above.

MTI TECHNOLOGY CORPORATION

By:

Thomas P. Raimondi, Jr.
President and Chief Executive Officer

[ ]
Indemnitee

Exhibit D
FORM OF
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
      THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) dated                     , 2005 by and among MTI TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”), and the entities listed on the signature pages hereto (the “Investors”) amends and restates the Investor Rights Agreement, dated as of June 17, 2004, as amended by Amendment No. 1 to Investor Rights Agreement, dated as of August 30, 2004, and as further amended by Amendment No. 2 to Investor Rights Agreement, dated as of November 30, 2004, by and among the Company and the Investors (the original agreements and such amendments, collectively the “Original IRA”).
BACKGROUND
      A. The Company sold and the Investors purchased Series A Stock and Warrants (defined below) pursuant to a Securities Purchase Agreement, dated as of June 17, 2004. The Company and the Investors entered into the Original IRA in connection with the issuance of the Series A Stock and associated Warrants.
      B. The Company and the Investors have entered into another Securities Purchase Agreement, dated as of                     , pursuant to which such Investors are acquiring shares of Series B Convertible Preferred Stock, par value $0.001 per share, and Warrants as provided for therein, of the Company contemporaneously with the execution and delivery of this Agreement.
      B. Under Sections 7.01(p) and 7.02(c) of such Purchase Agreement, the delivery of this Agreement is a condition to the Investors’ acquisition, and the Company’s sale, of such shares of Series B Convertible Preferred Stock and Warrants.
AGREEMENT
      NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby amend and restate the Original IRA in its entirety to be follows:
      1.     Definitions. As used in this Agreement, the following terms shall have the indicated meanings:

“Advent” means Advent International Corporation, a Delaware corporation.

“Adverse Disclosure” means public disclosure of material non-public information, which disclosure in the good faith judgment of the Board of Directors (after consultation with external legal counsel) (i) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement, and (iii) would be materially detrimental to the Company’s ability to effect a material proposed merger, acquisition, disposition, financing, reorganization, recapitalization, or similar transaction, or otherwise be materially detrimental to the Company.

“Board of Directors” means the Board of Directors of the Company.

“Certificate” means the Series A Certificate and/or the Series B Certificate as the context may require.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.001 per share, of the Company, or any common stock or other securities issued in respect of such Common Stock, or into which such Common Stock is converted, due to stock splits, stock dividends or other distributions, merger, consolidation, reclassifications, recapitalizations or otherwise.

“Company” has the meaning ascribed to it in the introductory paragraph hereto.

“Company Election Notice” has the meaning ascribed to it in Section 3.2(a) below.

“Company Policies” means the Company’s (a) Insider Trading Policy (Control No. 10-010-R2), (b) Pre-Clearance and Blackout Policy (Control No. 10-011-R3) and (c) Section 16 Compliance Program (Control No. 10-012-R3), as such policies may be amended or modified from time to time.

“Director” means the Series A Director and/or the Series B Director as the context may require.

“DMC III” means Digital Media & Communications III Limited Partnership, a Delaware limited partnership.

“EMC” means EMC Corp., a Massachusetts corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” means U.S. generally accepted accounting principles consistently applied and maintained throughout the applicable periods.

“Increased Maximum Vote Allowed” has the meaning ascribed to it in Section 4.4(a) below.

“Indemnified Person” means a Person entitled to indemnification pursuant to Sections 2.6(a) or (b).

“Indemnifying Person” means a Person obligated to provide indemnification pursuant to Sections 2.6(a) or (b).

“Investor” has the meaning ascribed to it in the introductory paragraph hereto.

“Investor Indemnified Person” has the meaning ascribed to it in Section 2.6(a) below.

“Original IRA” has the meaning set forth in the introductory paragraph hereto.

“Other Registration Rights” means written agreements under which the Company has agreed to include securities of the Company (other than Registrable Shares) in a Registration Statement.

“Other Registration Rights Holders” means holders of securities subject to Other Registration Rights.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Preferred Stock” means the Series A Stock and Series B Stock.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of , by and among the Company and the Investors.

“Registrable Shares” means (a) the Series A Registrable Shares, (b) the Series B Registrable Shares, (c) any other shares of Common Stock issued or issuable upon the conversion or exercise of any other securities held by an Investor, including the Warrants, and (d) any other shares of Common Stock held by an Investor; provided, however, that shares of Common Stock that are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 or at such time at which such Registrable Shares may be sold pursuant to paragraph (k) of Rule 144.

“Registration Expenses” means all expenses incurred by the Company in complying with the provisions of Section 2, including all registration and filing fees, exchange listing fees, printing expenses,

fees and expenses of counsel for the Company and the fees and expenses of Registration Selling Investor Counsel, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Registration Selling Investors’ own counsel (other than the Registration Selling Investor Counsel).

“Registration Initiating Investors” means the Investors initiating a request for registration pursuant to Section 2.1(a).

“Registration Selling Investor” means any Investor owning Registrable Shares included in a Registration Statement.

“Registration Selling Investor Counsel” means, if Investors are participating as Registration Selling Investors with respect to a registration, counsel selected by Advent to represent all Registration Selling Investors with respect to such registration. Any notice or other delivery requirement deliverable by the Company to the Registration Selling Investor Counsel shall be made to such person at such address as Advent may reasonably request from time to time through written notice to the Company.

“Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company, other than (a) a registration statement on Form S-4 or Form S-8, or their successors, or any other form for a similar limited purpose, or (b) any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation.

“Registration Threshold Amount” has the meaning ascribed to it in Section 2.1(a) below.

“Rule 144” means Rule 144 promulgated under the Securities Act, and any successor rule or regulation thereto, and in the case of any referenced section of such rule, any successor section thereto, collectively and as from time to time amended and in effect.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Certificate” means the Certificate of Designations of Series A Convertible Preferred Stock forming a part of the Certificate of Incorporation of the Company, as amended from time to time in accordance with the terms thereof.

“Series A Director” means the member of the Board of Directors designated by the holders of shares of Series A Stock pursuant to the Series A Certificate.

“Series A Nominator” has the meaning ascribed to it in Section 3.2(b) below.

“Series A Registrable Shares” means (a) the shares of Common Stock issued or issuable upon conversion of the Series A Stock held by an Investor from time to time, and (b) the shares of Common Stock issued or issuable upon the exercise of the Warrants issued contemporaneously with the Series A Stock and held by an Investor from time to time.

“Series A Stock” means the Series A Convertible Preferred Stock of the Company issued pursuant to a Securities Purchase Agreement, dated June 17, 2004, between the Investors and the Company.

“Series B Certificate” means the Certificate of Designations of Series B Convertible Preferred Stock forming a part of the Certificate of Incorporation of the Company, as amended from time to time in accordance with the terms thereof.

“Series B Director” means the member of the Board of Directors designated by the holders of shares of Series B Stock pursuant to the Series B Certificate.

“Series B Nominator” has the meaning ascribed to it in Section 3.2(b) below.

“Series B Registrable Shares” means (a) the shares of Common Stock issued or issuable upon conversion of the Series B Stock held by an Investor from time to time, (b) the shares of Common Stock issued or issuable upon the exercise of the Warrants issued contemporaneously with the Series B Stock and held by an Investor from time to time.

“Series B Stock” means the Series B Convertible Preferred Stock of the Company issued pursuant to the Purchase Agreement.

“Shares” means the shares of Series A Stock and Series B Stock held by the Investors.

“Shelf Registration Statement” means the Registration Statement filed by the Company with the Commission pursuant to Section 2.3 covering the resale of all Registrable Shares for an offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Securities Act.

“Subsidiary” means any corporation or other entity of which the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is at the time directly or indirectly owned by the Company.

“Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on the Nasdaq National Market, the New York Stock Exchange, the American Stock Exchange or the Nasdaq SmallCap Market or (b) if the Common Stock is not traded on any such market, then a day on which trading occurs on the New York Stock Exchange (or any successor thereto).

“Transfer” means, as the context requires, (a) any sale, transfer, distribution or other disposition, whether voluntarily or by operation of law, or (b) the act of effecting such a sale, transfer, distribution or other disposition.

“Warrants” means the warrants to purchase shares of Common Stock, par value $0.001 per share, originally issued to an Investor in connection with the issuance of either the Series A Stock or Series B Stock.
      2.     Registration Rights
      2.1.     Demand Registrations
      (a) Investors holding in the aggregate at least a majority of the shares of Preferred Stock then outstanding may, at any time, request, in writing, that the Company file a Registration Statement on Form S-3 (or any successor form) to effect the registration of an offering of Registrable Shares owned by such Investor(s) and having an aggregate value of at least $5,000,000, based on the last reported sale price of the Common Stock on the trading day immediately preceding the date of such request (the “Registration Threshold Amount”); provided, however, that, if at the time of such request the Company is not eligible to register for resale the Registrable Shares on Form S-3, the Company shall register the Registrable Shares on such other form as the Company is eligible to use. The Company shall set forth in such Form S-3 any information that may be required in a registration that is filed on Form S-1 and that the lead underwriter managing the offering reasonably requests be expressly included in the Registration Statement.
      (b) Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly (but in any event within 10 days) give written notice of such proposed registration to all other Investors. Such other Investors shall have the right, by giving written notice to the Company within 20 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Investors may request in such notice of election, subject in the case of an underwritten offering to the terms of Section 2.1(c). Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares that the Company has been requested to so register.
      (c) If the Registration Initiating Investors intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a) and the Company shall include such information in its written notice referred to in Section 2.1(b). In such event, (i) the right of any other Investor to include its Registrable Shares in such registration pursuant to Section 2.1(a) shall be conditioned upon such other Investor’s participation in such underwriting on the terms set forth herein, and (ii) all Investors including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters managing the offering; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Investors materially greater than the obligations of the Investors pursuant to Section 2.6.
      If the Company and the Registration Initiating Investors are unable to mutually agree on the managing underwriter(s) for any underwritten offering pursuant to Section 2.1(a) within 15 days after the Company receives the Registration Initiating Investors’ request, the Company shall select an underwriter out of a pool of three underwriting firms chosen by the Registration Initiating Investors, each of which firms shall have a national reputation and shall have prior experience with software companies.
      If any Investor that has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such Person may elect, by written notice to the Company, to withdraw its Registrable Shares from such Registration Statement and underwriting; provided, however, that, if Registration Selling Investors holding a majority of the remaining Registrable Shares mutually agree, the Company shall continue to effect the registration of such remaining Registrable Shares regardless of whether the aggregate value of the remaining Registrable Shares is less than the Registration Threshold Amount, in which case the registration, once effective, shall be counted as a registration for the purposes of Section 2.1(d).
      If the lead managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Shares to be included in the Registration Statement and underwriting shall be allocated first among Investors holding the Series B Registrable Shares, in proportion, as nearly as practicable, to the respective number of Series B Registrable Shares each Investor has requested be included in such registration. In the event all Series B Registrable Shares have been included, then the number of Registrable Shares to be included in the Registration Statement and underwriting shall be allocated second among Investors holding the Series A Registrable Shares, in proportion, as nearly as practicable, to the respective number of Series A Registrable Shares each Investor has requested be included in such registration. In the event all Series A Registrable Shares have been included, then the number of remaining Registrable Shares to be included in the Registration Statement and underwriting shall be allocated finally among Investors holding of the remaining Registrable Shares, in proportion, as nearly as practicable, to the respective number of Registrable Shares each Investor has requested be included in such registration.
      (d) The Company shall not be required to effect more than a total of three (3) registrations requested pursuant to Section 2.1(a). The Investors shall not deliver a notice pursuant to Section 2.1(a) requesting registration of any underwritten offering until at least 6 months after the closing of any prior underwritten offering registered pursuant to a request under Section 2.1(a). For purposes of this Section 2.1(d), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission. Notwithstanding the foregoing, any request for registration that is withdrawn by the Registration Initiating Investors primarily as a result of material adverse information concerning the business or financial condition of the Company, where such information is made known to the Registration Initiating Investors after the date on which such registration statement was filed, shall not count as a Registration Statement.
      (e) If, at the time of any request to register Registrable Shares by Registration Initiating Investors pursuant to this Section 2.1, such registration would require Adverse Disclosure, or the Company is engaged or has plans to engage in a registered public offering or is engaged in a material proposed merger, acquisition, disposition, financing, reorganization, recapitalization or similar transaction that, in the good faith determination of the Board of Directors, could be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

      2.2.     Incidental Registrations
      (a) Whenever the Company proposes to file a Registration Statement covering shares of Common Stock (other than a Registration Statement filed (i) pursuant to Section 2.1 or 2.3 or (ii) in accordance with the requirements of a written agreement entered into prior to the date hereof, except in any such case to the extent expressly permitted therein) at any time and from time to time, it shall, prior to such filing, give written notice to all Investors of its intention to do so; provided that no such notice need be given if no Registrable Shares are to be included therein as a result of a written notice from the managing underwriter pursuant to Section 2.2(b). Upon the written request of an Investor or Investors given within 10 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares that the Company has been requested by such Investor or Investors to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Investor or Investors; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation upon 10 days’ advance written notice to the Investors. Upon receipt of any such notice, the Investors may elect to exercise their right to demand a registration in accordance with Section 2.1.
      (b) If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Investors as a part of the written notice given pursuant to Section 2.2(a). In such event, (i) the right of any Investor to include its Registrable Shares in such registration pursuant to this Section 2.2 shall be conditioned upon such Investor’s participation in such underwriting on the terms set forth herein and (ii) all Investors including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company. If any Investor who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such Investor may elect, by written notice to the Company, to withdraw its shares from such Registration Statement and underwriting.
      If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the shares held by Persons other than the Investors shall be excluded from such Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and if a further reduction of the number of shares is required, the number of shares that may be included in such Registration Statement and underwriting shall be allocated first among Investors holding Series B Registrable Shares requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as converted basis that are Series B Registrable Shares) held by them on the date the Company gives the notice specified in Section 2.2(a). If all such Series B Registrable Shares are included, then the number of shares that may be included in such Registration Statement and underwriting shall be allocated second among Investors holding Series A Registrable Shares requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as converted basis that are Series A Registrable Shares) held by them on the date the Company gives the notice specified in Section 2.2(a). If all such Series A Registrable Shares are included, then the number of shares that may be included in such Registration Statement and underwriting shall be allocated finally among Investors holding any remaining Registrable Shares requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as converted basis) held by them on the date the Company gives the notice specified in Section 2.2(a). If any Investor would be entitled to include more shares than such holder has requested to be registered, the excess shall be allocated among other requesting Investors pro rata in the manner described in the preceding sentences. In no event shall the number of shares permitted to be offered by the Company be reduced pursuant to the terms of this paragraph.
      2.3.     Shelf Registration. The Company shall prepare and file with the Commission a Shelf Registration Statement as promptly as practicable after the date hereof (and in any event by no later than 30 days after the Closing Date), and shall use its best efforts to take such steps as are necessary to enable the Shelf Registration to be declared effective by the Commission as promptly as practicable after the date hereof. The Shelf Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Shares on Form S-3, in which case such Shelf Registration Statement shall be on such other form as the Company is eligible to use). The Company shall notify Registration Selling Investor Counsel in writing promptly (in any event within one Trading Day) after receiving notification from the Commission that the Shelf Registration Statement has been declared effective.
      2.4.     Registration Procedures
      (a) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

(i) prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible;

(ii) not less than (a) five (5) Trading Days prior to the filing of the Shelf Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), or (b) ten (10) Trading Days prior to the filing of any other Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to Registration Selling Investor Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of each Registration Selling Investor and its counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; and the Company shall not file any Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Registration Selling Investors holding a majority of the Registrable Shares to be registered thereunder and their counsel shall reasonably object, provided that such objection is communicated to the Company within three (3) Trading Days of receipt of such documents;

(iii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and use its best efforts to keep the Registration Statement continuously effective:

(A) in the case of the Shelf Registration Statement filed pursuant to Section 2.3, until the earliest of (1) the date on which all of the Registrable Shares covered by the Shelf Registration Statement have been sold, and (2) the date on which all of such Registrable Shares may be sold pursuant to paragraph (k) of Rule 144, as determined by the Company after consultation with legal counsel; provided that if the Company ceases to keep the Registration Statement effective by reason of clause 2 herein, the Company must certify to the Investors, by delivery of a certificate to that effect to each Registration Selling Investor, that the Registrable Shares may be sold pursuant to paragraph (k) of Rule 144; and

(B) in the case of all other registrations, for (1) 180 days from the effective date or such greater period, up to 360 days, as an underwriter may require, or (2) such lesser period until all such Registrable Shares are sold; provided that the number of days specified in this clause (B) shall not include any day on which a Registration Selling Investor is restricted from offering or selling Registrable Shares pursuant to Sections 2.4(b) or (c) below;

(iv) in all cases respond as promptly as possible to any comments received from the Commission with respect to any Registration Statement or any amendment thereto;

(v) as expeditiously as possible furnish to each Registration Selling Investor, without charge, at least one conformed copy of the applicable Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission;

(vi) as expeditiously as possible furnish to each Registration Selling Investor such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Registration Selling Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Registration Selling Investor; and the Company hereby consents to the use of any such Prospectus and each amendment or supplement thereto by each Registration Selling Investor in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

(vii) use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (x) any order suspending the effectiveness of any Registration Statement or (y) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction as soon as reasonably practicable;

(viii) as expeditiously as possible (and in the case of the Shelf Registration Statement, prior to the public offering of Registrable Securities pursuant thereto) use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Registration Selling Investors shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Registration Selling Investors to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Registration Selling Investors; provided, however, that the Company shall not be required in connection with this paragraph (viii) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction; as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which the same securities issued by the Company are then listed;

(ix) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

(x) cooperate with the Registration Selling Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to an effective Registration Statement, which certificates shall be free, to the extent permitted hereunder and in compliance with applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Registration Selling Investors may request;

(xi) promptly make available for inspection by the Registration Selling Investors, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Registration Selling Investors, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided that, unless otherwise mutually agreed by the Company and the recipient Investor, the Company will not make any material nonpublic information available to an Investor; and

(xii) in connection with an underwritten disposition of Registrable Shares, provide such reasonable assistance in the marketing of the Registrable Shares as is customary of issuers in primary underwritten public offerings (including participation by its senior management in “road shows”).

      (b) At any time when a Prospectus is required to be delivered under the Securities Act, the Company shall promptly notify each Registration Selling Investor of any of the following events: (i) the Commission notifies the Company whether there will be a “review” of the Registration Statement; (ii) the Commission comments in writing on the Registration Statement (in which case the Company shall deliver to each

Registration Selling Investor a copy of such comments and of all written responses thereto); (iii) the Registration Statement or any post-effective amendment is declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to the Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of the Registration Statement or initiates any Suit (as defined in the Purchase Agreement) for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of the Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Suit for such purpose; or (vii) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If requested, the Registration Selling Investors shall immediately cease making offers of Registrable Shares pursuant to the Registration Statement until their receipt of the copies of the supplemented or amended Prospectus. Following receipt of the revised Prospectuses, the Registration Selling Investors shall be free to resume making offers of the Registrable Shares.
      (c) In the event that it is advisable to suspend use of a Prospectus included in a Registration Statement because continued use would require Adverse Disclosure, the Company shall notify each Registration Selling Investor to such effect, and, upon receipt of such notice, each such Registration Selling Investor shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Registration Selling Investor has received copies of a supplemented or amended Prospectus or until such Registration Selling Investor is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.4(c) to suspend sales of Registrable Shares for a period in excess of 60 consecutive days or a total of 90 days in any 365-day period; provided that the Company may suspend such sales for a period of up to 90 consecutive days (and a total of 120 days in a 365-day period) if the reason for the continued suspension beyond 60 days relates solely to the preparation of financial statements required to be filed in accordance with Item 9.01 of Form 8-K under the Exchange Act (in which event the Company shall use its best efforts to cause such financial statements to be prepared as promptly as reasonably practicable in the circumstances), and such suspension period shall automatically terminate two Trading Days after the filing of such financial statements. In no event shall the Company’s right under this Section 2.4(c) be exercised to suspend sales of Registrable Shares beyond the period during which sales of Registrable Shares would require Adverse Disclosure. After the end of any suspension period under this Section 2.4, the Company shall use its best efforts (including filing any required supplemental prospectus) to restore, as promptly as reasonably possible, the effectiveness of the Registration Statement and the ability of the Registration Selling Investors to publicly resell their Registrable Securities pursuant to such effective Registration Statement.
      2.5.     Payment of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement.
      2.6.     Indemnification and Contribution
      (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Registration Selling Investor and each underwriter of such Registrable Shares, their respective partners, members, agents, directors, officers, fiduciaries, investment advisors, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock) and employees of each of them, and each other Person, if any, who controls such Registration Selling Investor or underwriter within the meaning of the Securities Act or the Exchange Act and the officers, directors, partners, members, agents and employees of each such controlling Person (each such Person an “Investor Indemnified

Person”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, settlement costs and expenses, as incurred, joint or several, that arise out of, relate to or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement or any amendment or supplement to such Registration Statement or Prospectus, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement or the offering contemplated thereby; and the Company will reimburse such Investor Indemnified Person for any legal or any other expenses reasonably incurred by such Investor Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any Investor Indemnified Person, in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made (x) in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such Person specifically for use in the preparation thereof, or (y) in any Registration Statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, which was corrected in a subsequent prospectus, or any amendment or supplement thereto, and such Investor Indemnified Person failed to deliver or provide a copy of such subsequent prospectus, or amendment or supplement thereto, to a purchaser of Registrable Shares at or prior to the confirmation of the sale of such Registrable Shares in any case where such delivery is required by the Securities Act, provided that the limitation on indemnification provided by this paragraph shall not apply if such Investor Indemnified Person’s failure to deliver or provide a copy of the prospectus resulted from the Company’s failure to furnish such Investor Indemnified Person such prospectus, or amendment or supplement thereto, on a timely basis to permit such delivery or provision.
      (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Registration Selling Investor, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any and all losses, claims, damages, liabilities, settlement costs and expenses arising solely out of (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement or Prospectus, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with information relating to such Registration Selling Investor furnished in writing to the Company by such Registration Selling Investor specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Registration Selling Investor hereunder shall be limited to an amount equal to the net proceeds to such Registration Selling Investor of Registrable Shares sold in connection with such registration.
      (c) Each Indemnified Person shall give notice to the Indemnifying Person promptly after such Indemnified Person has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Person to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Person, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Person (whose approval shall not be unreasonably withheld, conditioned or delayed); and provided further, that the failure of any Indemnified Person to give notice as provided herein shall not relieve the Indemnifying Person of its obligations under this Section 2.6 except to the extent that the Indemnifying Person is actually prejudiced by such failure. The Indemnified Person may participate in such defense at such party’s expense; provided, however, that the Indemnifying Person shall pay such expense if the Indemnified Person reasonably concludes that representation of such Indemnified Person by the counsel retained by the Indemnifying Person would be inappropriate due to actual or potential conflicts of interests between the Indemnified Person and any other party represented by such counsel in such proceeding; and provided further, that in no event shall the Indemnifying Person be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Person. The Indemnifying Person also shall be responsible for the expenses of such defense if the Indemnifying Person does not elect to assume such defense. No Indemnifying Person, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Person, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect of such claim or litigation, and no Indemnified Person shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Person, which consent shall not be unreasonably withheld, conditioned or delayed.
      (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.6 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Person in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Person shall, in lieu of indemnifying such Indemnified Person, contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Registration Selling Investors on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities. The relative fault of the Company and the Registration Selling Investors shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Registration Selling Investors and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Registration Selling Investors agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2.6(d), in no case shall any one Registration Selling Investor be liable or responsible for any amount in excess of the net proceeds received by such Registration Selling Investor from the offering of Registrable Shares; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2.6(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 2.6(d). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.
      (e) The indemnity and contribution agreements contained in this Section 2.6 are in addition to any other liability that any Indemnifying Person may have to any Indemnified Person.
      2.7.     Other Matters with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use its best efforts to cause its independent public accounting firm to issue customary “cold comfort letters” to the underwriters with respect to the Registration Statement.
      2.8.     Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such customary information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and that is required under applicable laws, rules and regulations. Each holder of Registrable Shares included in any registration shall provide the Company with written notice within 10 business days of the sale of any Registrable Shares pursuant to such registration.
      2.9.     Termination. The rights and obligations under this Section 2 shall terminate with respect to an Investor on the earlier of (a) the date on which all of the Registrable Shares owned by that Investor and covered by the Shelf Registration Statement or another Registration Statement have been sold, and (b) the date on which all of the Registrable Shares owned by that Investor may be sold within a single 90-day period under Rule 144 (as determined by such Investor after consultation with legal counsel). Notwithstanding the foregoing, the right and obligations of the Company and the Registration Selling Investors under Section 2.6 (relating to indemnification) shall survive any termination of this Agreement or any part thereof.
      3.     Board of Directors.
      3.1.     Series B Director and Series A Director.
      (a) If the Series B Director was named prior to the Closing, then the Company confirms that, effective contemporaneously with the execution and delivery of this Agreement, such individual has become a director of the Company, pursuant to the right of the Investors holding Series B Stock to designate the Series B Director and that Michael Pehl is the Series A Director, pursuant to the right of the Investors holding Series A Stock to designate the Series A Director. If the Series B Director was not so named in advance of the Closing, then the Company shall take all necessary action to cause such person, promptly but in no event later than fifteen days after his designation, to become a member of the Board.
      (b) The Company agrees that, if at any time (i) Series A Shares are outstanding and the Investors holding the Series A Stock are unable to designate a Director under Section 3(b) of the Series A Certificate by reason of the operation of the formula set forth therein, or (ii) Series B Shares are outstanding and the Investors holding the Series B Stock are unable to designate a Director under Section 3(b) of the Series B Certificate by reason of the operation of the formula set forth therein the Board of Directors shall, to the extent permitted by the Bylaws of the Company, increase the size of the Board of Directors to such number as will then enable the Investors to designate the Series A Director or Series B Director, as applicable (in either case, such number of Directors is referred to herein as the “Required Number of Directors”). If at any time the Bylaws of the Company prevent the Board of Directors from increasing the size of the Board of Directors to the Required Number of Directors, the Board of Directors shall submit to the Company’s stockholders for their approval an amendment to the Bylaws that will allow an increase in the size of the Board of Directors to at least the Required Number of Directors.
      (c) In the event that the board of directors of any Subsidiary is expanded beyond the number of members existing as of the date hereof (for reasons other than compliance with local law), the Company shall cause the Directors to be elected to the board of directors of such Subsidiary and to provide to the Directors the same rights with respect to such Subsidiary as provided by the Company to the Series B Director and the Series A Director hereunder.
      (d) The Company and the Investors agree to take any such further actions as may be necessary or desirable to effect the election, from time to time in the future, of the Directors to (i) the Board of Directors and (ii), if and when applicable, the board of directors of each Subsidiary.
      (e) No individual designated to serve on the Board of Directors as a Director shall be deemed to be the deputy of or otherwise required to discharge his or her duties under the direction of, or with special attention to the interests of, the Investors.
      3.2.     Designation of Series B Director and Series A Director.
      (a) The Company shall provide each Investor with at least 20 days’ prior written notice (a “Company Election Notice”) of any intended mailing of a notice to stockholders for a meeting or other action relating to an election of directors. The Company Election Notice shall specify (i) the date of such meeting, (ii) the date on which such mailing is intended to be made, and (iii) the name or names of the directors of the Company whose terms are to expire at such meeting.

      (b) If (i) the term of the Series B Director is expiring as indicated in the Company Election Notice and (ii) DMC III (the “Series B Nominator”) owns any shares of Series B Stock on the record date for such election, then the Series B Nominator shall confer with the other Investors holding shares of Series B Stock regarding the individual to be nominated for election as the Series B Director, and after such discussion shall have the right to nominate, in its sole discretion, the individual who shall be presented for election by the holders of the Series B Stock, in accordance with the Certificate relating to the Series B Stock, as the Series B Director. If (i) the term of the Series A Director is expiring as indicated in the Company Election Notice and (ii) DMC III (the “Series A Nominator” owns any shares of Series A Stock on the record date for such election, then the Series A Nominator shall confer with the other Investors holding shares of Series A Stock regarding the individual to be nominated for election as the Series A Director, and after such discussion shall have the right to nominate, in its sole discretion, the individual who shall be presented for election by the holders of the Series A Stock, in accordance with the Certificate relating to the Series A Stock, as the Series A Director. The Series B Nominator or the Series A Nominator, as the case may be, shall give written notice to the other Investors and the Company, no later than 15 days after receipt of the applicable Company Election Notice, of such individual to be nominated for election as the Series B Director or the Series A Director, respectively, for election to the Board of Directors as of the date of such meeting.
      (c) If (i) a Director is one of the directors whose term is indicated in Company Election Notice as expiring and (ii) DMC III does not own any shares of Series B Stock or Series A Stock, as applicable, on the record date for such election, the Investors holding in the aggregate at least a majority of the shares of Series B Stock or Series A Stock, as the case may be, on the record date for such election shall give written notice to the other Investors and the Company, no later than 15 days after receipt of the Company Election Notice, of the individual to be designated by them for election to the Board of Directors as of the date of such meeting.
      (d) If the Company fails to receive notice from either the Series B Nominator or the Series A Nominator, or other applicable Investors as provided in Section 3.2(b) or 3.2(c), respectively, then the individual then serving as the Series B Director or the Series A Director, as the case may be, shall be deemed to have been designated for reelection.
      (e) The Investors agree to vote any Shares or Common Stock owned or controlled by them in favor of the election of the individuals designated pursuant to Section 3.2(b), 3.2(c) or 3.2(d), as the case may be, or otherwise in accordance with the applicable Certificate, to the Board of Directors as the Series B Director or the Series A Director, as the case may be, at such meeting or in any consent in lieu of a meeting of the shareholders that is the subject of a Company Election Notice.
      3.3.     Observer Rights. The Company shall give EMC written notice of each meeting of the Board of Directors and each committee thereof at least at the same time and in the same manner as notice is given to the directors, and the Company shall permit a representative of EMC to attend as a non-voting observer all meetings of the Board of Directors and all committees thereof. The Company shall deliver to the representative of EMC all written materials and other information (including without limitation copies of meeting minutes) given to directors in connection with such meetings at the same time such materials and information are given to the directors. EMC understands and acknowledges that the Board of Directors (or a committee of the Board of Directors, as the case may be) shall have and reserve the right to exclude the observer from all or any portion of a meeting to the extent (i) necessary to preserve attorney client privilege or (ii) the Board of Directors (or such committee), in its sole discretion, deems the presence of such observer to be inconsistent with the Company’s goal of adhering to best practices of corporate governance or otherwise inadvisable under then-current laws, rules, regulations, including any guidelines and interpretations thereof set forth or proposed by the Nasdaq Stock Market or any exchange on which the Common Stock is then traded. The Company shall use its best efforts to provide such observer with as much advance notice as is reasonably practicable of such need for exclusion. If any action is proposed to be taken by written consent in lieu of a meeting of the Board of Directors or any committee thereof, the Company shall give written notice thereof to EMC on or before the effective date of such consent describing in reasonable detail the nature and substance of such proposed action. If and to the extent that the board of directors of a Subsidiary shall be expanded and include the Series B Director and the Series A Director, pursuant to Section 3.1(c), then the Company shall cause the applicable Subsidiary to provide to EMC the same rights with respect to such Subsidiary as provided by the Company to EMC hereunder. Notwithstanding the foregoing, (a) the observer rights granted pursuant to this Section 3.3 shall be subject to EMC and the observer complying with the Company Policies, and (b) EMC agrees, and any EMC observer will agree, to hold in confidence all confidential information concerning the Company provided to EMC or learned by EMC in connection with its rights under this Section 3.3, using the same degree of care as EMC uses to protect its own confidential information, except to the extent otherwise required by law and any other regulatory process to which EMC is subject. The Company agrees to grant Advent or any affiliate thereof observer rights for one individual under the same terms and conditions set forth above for EMC upon receipt of written notice from Advent requesting observer rights for itself or any affiliate.
      3.4.     Other Covenants.
      (a) For so long as any Director is serving on the Board of Directors:

(i) The Company shall reimburse the Director for his or her respective reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof, to the extent provided in, and in accordance with, the Company’s reimbursement policy in effect from time to time with respect to other directors who are not employees of the Company or a Subsidiary. A Director shall be entitled to receive such fees or other compensation as may be paid by the Company from time to time to directors who are not employees of the Company or a Subsidiary.

(ii) The Company’s Certificate of Incorporation shall at all times provide for the indemnification of the members of the Board of Directors to the fullest extent provided by the Delaware General Corporation Law and to the maximum extent provided in any indemnification agreement entered into between the Company and any of its directors and officers. In the event that the Company or any of its successors or assigns (i) consolidates with or merges into any other entity and shall not be the continuing or surviving corporation in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any entity, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as contained in the Company’s Certificate of Incorporation.

(iii) The Company shall use its best efforts to carry and maintain any insurance against directors’ and officers’ liability to cover each Director to the same extent as directors elected by the holders of Common Stock; provided, however, that the amount of such coverage shall not be less than $15,000,000.
      (b) For so long as the representative of EMC attends as a non-voting observer all meetings of the Board of Directors and all committees thereof, the Company shall reimburse the representative of EMC for his or her reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof, to the extent provided in, and in accordance with, the Company’s reimbursement policy in effect from time to time with respect to directors who are not employees of the Company or a Subsidiary.
      (c) By executing the signature page to this Agreement, each of the Investors hereby (i) acknowledges the receipt of a copy of each Company Policy as in effect on the date hereof, and (ii) agrees to comply with such Company Policies.
      4.     Additional Covenants.
      4.1.     Compliance with Federal Securities Laws. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, and with a view to making it possible for Investors to have the Registrable Shares registered for resale pursuant to a registration on Form S-3 (or any successor form), the Company shall:

(a) use its best efforts to make and keep current public information about the Company available, as those terms are understood and defined in Rule 144, at all times;

(b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(c) use its best efforts to comply with the applicable provisions of the Sarbanes-Oxley Act that are currently in effect and to comply with any other applicable provisions of the Sarbanes-Oxley Act not currently in effect as such provisions become effective; and

(d) furnish to any Investor upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and (ii) such other reports and documents of the Company as such Investor may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any Registrable Shares without registration.
      4.2.     Other Registration Rights. Subsequent to the date hereof, the Company shall not enter into any Other Registration Rights with any Other Registration Rights Holder unless such Other Registration Rights do not conflict in any material respect with the provisions of this Agreement. Other Registration Rights shall not be deemed to conflict with this Agreement solely as a result of a grant of incidental registration rights to the Other Registration Rights Holders with respect to a Registration Statement filed pursuant to Section 2.1; provided that:

(i) Investors are granted the right to exercise incidental registration rights with respect to any registration required by such Other Registration Rights Holders to be made by the Company;

(ii) if a managing underwriter advises the Company that marketing factors require a limitation on the number of shares to be underwritten in an offering made at the request of the Other Registration Rights Holders, the shares held by such Other Registration Rights Holders shall be excluded first, before any shares of the Investors are excluded; and

(iii) if a managing underwriter advises the Company that marketing factors require a limitation on the number of shares to be underwritten in an offering requested under Section 2.1, the shares held by such Other Registration Rights Holders shall be excluded first, before any shares of the Investors are excluded.
      4.3.     Financial and Business Information. From and after the date hereof, the Company shall deliver to each Investor:

(a) Annual Statements. As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter:

(i) consolidated and consolidating balance sheets of the Company and any subsidiaries at the end of such year;

(ii) consolidated and consolidating statements of income, stockholders’ equity and cash flows of the Company and any subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion thereon of independent certified public accountants of recognized national standing selected by the Company, which opinion shall state that such financial statements fairly present the financial position of the Company and any subsidiaries on a consolidated basis and have been prepared in accordance with GAAP (except as described in the notes thereto and for changes in application in which such accountants concur) and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances; and

(iii) comparisons of each pertinent item in (i) and (ii) above to the operating and capital budget referred to in Section 4.3(b) below.

(b) Quarterly Statements. As soon as practicable after the close of each of the first three (3) fiscal quarters of each fiscal year of the Company, a consolidated balance sheet, statement of income and statement of cash flows of the Company and any subsidiaries as at the close of such quarter and covering operations for such quarter and the portion of the Company’s fiscal year ending on the last day of such quarter, all in reasonable detail and prepared in accordance with GAAP, subject to audit and year-end adjustments, setting forth in each case in comparative form the figures for the comparable period of the previous fiscal year, and a summary written analysis of such comparison.

(c) Audit Reports. As soon as practicable after receipt thereof, a copy of any financial report and internal control letter submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company.

(d) Other Reports. As soon as practicable after receipt thereof, one copy of each financial statement, report, notice of proxy statement, if any, sent by the Company to stockholders generally, of each written communication received by the Company from any domestic or foreign securities exchange, the Commission or any foreign regulatory authority performing functions similar to the Commission.

(e) Corporate Governance. The Investors and the Company agree that the preparation and discussion of the information set forth in Section 4.3(e)(i), (ii) and (iii) below are in the best interests of the Company and that the Company will (x) prepare such information and make it available to any member of the Board of Directors and (y) discuss the information with its Board of Directors unless otherwise directed by the Board of Directors. The Company shall deliver such information to an Investor upon an investors written request only after compliance with Section 5 hereof by such Investor and the Company.

(i) Business Plans and Budgets. At least thirty (30) days prior to the end of each fiscal year, (A) an annual business plan setting forth the anticipated strategic business activities and goals, including an expected operating budget, of the Company and projections of operating results, prepared on a quarterly basis, and (B) an annual capital budget describing the intended capital investment strategy of the Company that has been approved and adopted by the Board.

(ii) Quarterly Statements. As soon as practicable after the close of each of the first three (3) fiscal quarters of each fiscal year of the Company, the Company shall also provide comparisons of each pertinent item required by 4.3(b) to the operating and capital budget referred to in Section 4.3(e)(i) above.

(iii) Monthly Statements. Within thirty (30) days after the end of each month, a consolidated balance sheet, statement of income and statement of cash flows of the Company and any subsidiaries as at the close of such month and covering operations for such month and the portion of the Company’s fiscal year ending on the last day of such quarter, all in reasonable detail and prepared in accordance with GAAP, subject to audit and year-end adjustments, setting forth in each case in comparative form the figures for the comparable period of the previous fiscal year, and a summary written analysis of such comparison. The Company shall also provide comparisons of each pertinent item to the operating and capital budget referred to in Section 4.3(e)(i) above.

(f) Company Policies. The business and financial information rights granted pursuant to this Section 4.3 shall be subject to the Investors’ continuing compliance with the Company Policies.

      4.4.     Amendments to Series B Certificate and Series A Certificate.
      (a) If, due to a future change in the applicable rules or regulations of the Nasdaq Stock Market or other applicable market or exchange, shares of Series A Stock and/or Series B Stock may be afforded a greater number of votes (the “Increased Maximum Vote Allowed”) than the Maximum Per Share Preferred Vote (as defined in the applicable Series A Certificate and Series B Certificate) without requiring approval of the stockholders of the Company, the Company and the Investors shall take such actions as may be necessary to amend Section 3(a) of the Series A Certificate and Series B Certificate to increase the Maximum Per Share Preferred Vote to equal the Increased Maximum Vote Allowed.
      (b) If, due to a future change in the applicable rules or regulations of the Nasdaq Stock Market or other applicable market or exchange, the Series A Stock may be converted into a greater number of shares of Common Stock (the “Increased Conversion Threshold Allowed”) than the Conversion Threshold (as defined in the Series A Certificate) without requiring approval of the stockholders of the Company, the Company and the Investors shall take such actions as may be necessary to amend Section 4(a)(ii) of the Series A Certificate to increase the Conversion Threshold to equal the Increased Conversion Threshold Allowed.
      4.5.     Available Copy. The Secretary of the Company shall maintain an original copy of this Agreement, duly executed by each of the parties hereto, at the principal executive office of the Company and shall make such copy available for inspection by any Person requesting it.
      5.     Nonpublic Information. Neither the Company nor any Person acting on its behalf shall provide any Investor with any material, nonpublic information about the Company unless, in advance of the delivery of such information, the Investor consents to the receipt of such information and agrees to maintain the confidentiality of such information in writing, regardless of whether the delivery of such information is otherwise required pursuant to the terms of this Agreement or any other Transaction Document (as defined in the Purchase Agreement). The Company understands and confirms that each of the Investors will rely on the foregoing covenant in effecting transactions in securities of the Company.
      6.     General.
      6.1.     Use of Best Efforts. Where this Agreement requires the “best efforts” of the Company, it is understood and agreed that the Company shall not be required by its obligation to undertake “best efforts” to incur any extraordinary and material expense or undertake or engage in any litigation.
      6.2.     Notices. All notices, certificates, deliverables required by this Agreement, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature page hereof, or such other address or facsimile number as such party may hereinafter specify for the purpose of this Section 6.2 to the party giving such notice. Each such notice, request or other communication shall be effective (a) if given by facsimile transmission, when such facsimile is transmitted to the facsimile number specified on the signature pages of this agreement and the appropriate confirmation is received or, (b) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or, (c) if given by any other means, when delivered at the address specified on the signature pages of this Agreement. Copies of anything sent pursuant to this Agreement to any party shall be sent at the same time to the address or facsimile number of the persons designated on the signature page hereof to receive copies, or such other person, address or facsimile number as such party may hereinafter specify for the purpose of this Section 6.2 to the party giving such notice.
      6.3.     Amendments and Waivers. Other than with regard to the provisions of Section 2, this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Investors holding at least a majority of the Series A Stock and Series B Stock, each voting as a separate class, then held by Investors. The provisions of Section 2 may be amended or terminated and the observance of any term of Section 2 may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Investors holding at least a eighty-five percent (85%) of the Series B Stock and Series A Stock, each voting as a separate class, then held by Investors. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Investor without the written consent of such Investor unless such amendment, termination or waiver applies to all Investors in the same fashion. The Company shall give prompt written notice of any amendment or termination of this Agreement or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 6.3 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      6.4.     Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Company may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of Investors holding at least a majority of the Series B Stock and Series A Stock, each voting as a separate class, then held by Investors.
      6.5.     Transfer of Rights. Provided that the Company is given written notice by the Investor at the time of each transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned, the rights under this Agreement may be transferred in whole or in part in connection with the transfer of Registrable Shares, Series A Stock, Series B Stock or Warrants. Notwithstanding the foregoing, if such transfer is subject to covenants, agreements or other undertakings restricting transferability of the rights under this Agreement shall not be transferred in connection with such transfer unless such transfer unless such transfer complies with all such covenants, agreements and other undertakings. In all cases, such rights shall not be transferred unless the transferee thereof executes a Counterpart. If any Investor transfers to another Person and such Person becomes a party to this Agreement, such Person shall be deemed an Investor for all purposes hereof.
      6.6.     Governing Law; Venue; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the parties hereby waives all rights to a trial by jury.
      6.7.     Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement and supersedes any and all prior agreements and understandings, written or oral, relating to such subject matter, including without limitation the Original IRA.
      6.8.     Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.
      6.9.     Headings. The headings in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.
      6.10.     Counterparts; Facsimile Signatures; Effectiveness. This Agreement may be executed in any number of counterparts (including facsimile signature) each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.
[signature pages follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be duly executed by their respective authorized signatories as of the date first above written.

MTI TECHNOLOGY CORPORATION

By:

Name:
Title:

Address for notices:

MTI Technology Corporation
14661 Franklin Avenue
Tustin, California 92780
Attention:
Facsimile:

with a copy to:
Morrison & Foerster LLP
19900 MacArthur Boulevard, 12th Floor
Irvine, California 92612
Attention: Tamara Tate, Esq.
Facsimile: (949) 251-0900
[Investor signature pages follow]

INVESTORS:

DIGITAL MEDIA & COMMUNICATIONS III LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-A LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-B LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-C LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-D C.V.
DIGITAL MEDIA & COMMUNICATIONS III-E C.V.

By:	Advent International Limited Partnership,

General Partner

By:	Advent International Corporation,

General Partner

By:

Name: Michael Pehl

Title:	Partner

Address for notices:

c/o Advent International Corporation

75 State Street
Boston, Massachusetts 02109

Attention:	Michael Pehl

Partner
Facsimile: 617.951.0566

With a copy to:

Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, Pennsylvania 19103
Attention: Julia D. Corelli, Esquire
Facsimile: 215.981.4750

ADVENT PARTNERS DMC III LIMITED
PARTNERSHIP
ADVENT PARTNERS II LIMITED
PARTNERSHIP

By:	Advent International Corporation,

General Partner

By:

Name: Michael Pehl

Title:	Partner

Address for notices:

c/o Advent International Corporation

75 State Street
Boston, Massachusetts 02109

Attention:	Michael Pehl

Partner
Facsimile: 617.951.0566

With a copy to:

Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, Pennsylvania 19103
Attention: Julia D. Corelli, Esquire
Facsimile: 215.981.4750

EMC CORP.

By:

Name:
Title:

Address for notices:

176 South Street
Hopkinton, Massachusetts 01748

Attention:	C. Matthew Olton, Esquire

Senior Corporate Counsel
Facsimile: 508.497.6915

With a copy to:

Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, Pennsylvania 19103
Attention: Julia D. Corelli, Esquire
Facsimile: 215.981.4750

EXHIBIT E
MTI Technology Corporation
14661 Franklin Avenue
Tustin, California 92780
                    , 2005

To:	Digital Media & Communications III Limited Partnership
c/o Advent International Corporation
75 State Street
Boston, Massachusetts 02109
      This letter is being issued in connection with the acquisition by Digital Media & Communications III Limited Partnership (“DMC III”) of                      shares of Series B Convertible Preferred Stock (“Series B Preferred Stock”) issued by MTI Technology Corporation (“MTI” or the “Company”), pursuant to the terms and conditions set forth in that certain Securities Purchase Agreement, dated as of                     (“Purchase Agreement”). Unless otherwise stated, capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Amended and Restated Investor Rights Agreement among the Company and the purchasers of the Series B Preferred Stock dated the date hereof. On June 27, 2004, DMC III entered into a substantially similar letter (the “2004 Letter”) with the Company in connection with its acquisition of Series A Convertible Preferred Stock (the “Series A Preferred Stock”) issued by the Company. This letter amends and restates the 2004 Letter. DMC III desires to actively assist the Company in developing, reviewing and considering certain proposals and suggestions relating to the management of the Company’s business and the Company desires such assistance. In order to facilitate DMC III’s input with respect to the management of the business of the Company, the Company agrees:
      1. For so long as DMC III owns shares of Series B Preferred Stock, Series A Preferred Stock or Warrants (or shares of Common Stock issued upon the exercise of any of them) representing, or that would represent upon exercise, conversion or otherwise, one (1%) of the Company’s voting securities then issued and outstanding, the Company hereby grants to DMC III the management rights described below and further agrees that it will give due consideration to such input as may be provided by DMC III in exercise of such rights:

a) the right to receive financial statements, operating reports and budgets and other financial reports on a regular basis describing MTI’s financial performance, material developments or events and significant proposals, and to consult with and advise the management of MTI on matters materially affecting the business and affairs of MTI;

b) the right to submit business proposals or suggestions to MTI’s management from time to time with the requirement that MTI’s management agree to discuss such proposals or suggestions with DMC III within a reasonable period after such submission, the right to call a meeting with management in order to discuss such proposals or suggestions, and the right to submit such proposals or suggestions to the Board of Directors of MTI if not adopted or implemented by management;

c) the right to discuss the business operations, properties and financial and other conditions of MTI with MTI’s officers, employees and directors; and

d) the right to examine the books and records of MTI and inspect MTI’s business premises and other properties during normal business hours and on reasonable notice;

e) the right to visit the Company’s business premises and other properties during normal business hours and on reasonable notice; and

f) the right to request such other information at reasonable times and intervals in light of the Company’s normal business operations concerning the general status of the Company’s business, financial condition and operations but only to the extent such information is reasonably available to the Company and in a format consistent with how the Company maintains such information.

      2. For so long as DMC III owns shares of Series B Preferred Stock, Series A Preferred Stock or Warrants (or shares of Common Stock issued upon exercise of any of them) representing, or that would represent upon exercise, conversion or otherwise, one (1%) of the Company’s voting securities then issued and outstanding, then DMC III shall have the following rights, subject, in all cases, to paragraph 3 below:

a) in the event that DMC III and/or its affiliates have the right under the Series A Certificate, the Series B Certificate or the Amended and Restated Investor Rights Agreement to appoint a Series B Director or a Series A Director, the right to send such director to all meetings of committees of the Board of Directors of the Company to which the Series B Director or a Series A Director has not been appointed, in a non-voting observer capacity; and

b) in the event that DMC III and its affiliates no longer have the right under the Series A Certificate, the Series B Certificate or the Amended and Restated Investor Rights Agreement to appoint a Series B Director or a Series A Director, (i) the right to send one representative to attend all meetings of the Company’s Board of Directors, and all meetings of each committee of the Board of Directors, in a non-voting observer capacity, and (ii) the right to receive copies of all notices, minutes, consents and other materials the Company provides to its directors in connection with any meeting, except for materials pertaining to the portion of any meeting from which a representative of DMC III is excluded pursuant to paragraph 3 below.
      3. DMC III understands and acknowledges that the Board of Directors (or a committee of the Board of Directors, as the case may be) shall have and reserve the right to exclude the director (with respect to committee meetings attended pursuant to paragraph 2(a) above, or other representative attending a meeting under paragraph 2(b) above (in either case, a “Representative”) from all or any portion of a meeting to the extent (i) necessary to preserve attorney client privilege or (ii) the Board of Directors (or such committee), in its sole discretion, deems the presence of such Representative to be inconsistent with the Company’s goal of adhering to best practices of corporate governance or otherwise inadvisable under then-current laws, rules, regulations, including any guidelines and interpretations thereof set forth or proposed by Nasdaq or any exchange on which the Common Stock is then traded.
      4. Neither the Company nor any Person acting on its behalf shall provide DMC III and any representative of DMC III with any material, nonpublic information about the Company unless, in advance of the delivery of such information, DMC III and any representative of DMC III consents to the receipt of such information and agrees to maintain the confidentiality of such information in writing, regardless of whether the delivery of such information is otherwise required pursuant to the terms of this Agreement. The Company understands and confirms that DMC III and any representative of DMC III will rely on the foregoing covenant in effecting transactions in securities of the Company. The rights granted pursuant to this letter agreement shall be subject to DMC III and any representative of DMC III complying with the Company Policies.
      5. The rights described herein shall terminate and be of no further force or effect when DMC III no longer holds securities of the Company representing, or that would represent upon exercise, conversion or otherwise, one (1%) of the Company’s voting securities then issued and outstanding.
      The rights afforded by this letter agreement shall be assignable to any other Advent Fund (as defined in the Purchase Agreement); provided that such assignee shall be bound by the obligations and restrictions set forth in this letter agreement.

      Please acknowledge your agreement by signing below and returning a copy to the Company.

Sincerely,

MTI TECHNOLOGY CORPORATION

By:

Name:
Title:
Acknowledged and agreed to as of the date first set forth above by:
DIGITAL MEDIA & COMMUNICATIONS III LIMITED PARTNERSHIP

By:	Advent International Limited Partnership,
General Partner

By:	Advent International Corporation,
General Partner
By:

Name: Michael Pehl

Title:	Partner

EXHIBIT F
[LETTERHEAD OF MORRISON & FOERSTER LLP]
                    , 2005
To the Purchasers listed on
Schedule A to the MTI Technology Corporation
Securities Purchase Agreement
dated as of [                    ], 2005
RE: MTI Technology Corporation
Ladies and Gentlemen:
      We have acted as counsel for MTI Technology Corporation, a Delaware corporation (the “Company”), in connection with the issuance and sale of up to [                    ] shares of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Shares” and warrants to purchase an aggregate of [                    ] shares of Common Stock (the “Warrants,” and together with the “Series B Shares,” the “Purchased Securities”), pursuant to the Securities Purchase Agreement dated as of [                    ], 2005 (the “Purchase Agreement”), among the Company and the purchasers listed on Schedule A thereto. This opinion is furnished to you pursuant to Section 7.01(j) of the Purchase Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings as set forth in the Purchase Agreement.
      We have examined originals or copies of the following documents (individually a “Document” and collectively the “Transaction Documents”), all dated as of [                    ], 2005, unless otherwise indicated:

(i) the Purchase Agreement;

(ii) the Certificate of Designation;

(iii) the form of Warrant attached as Exhibit B to the Purchase Agreement;

(iv) the form of Indemnification Agreement attached as Exhibit C to the Purchase Agreement;

(v) the Investor Rights Agreement;

(vi) the Management Rights Letter;

(vii) the form of Certificate of Amendment of Series A Convertible Preferred Stock Certificate of Designation attached as Exhibit G to the Purchase Agreement; and

(viii) the form of Consent and Waiver attached as Exhibit H to the Purchase Agreement.
      In addition, we have examined the certificate of incorporation of the Company, as in effect on the date hereof, and such records, documents and certificates, including certificates of public officials and a certificate executed by the Chief Executive Officer and Chief Financial Officer of the Company, dated the date hereof (the “Opinion Certificate”), made such inquiries of certain officers of the Company and considered such questions of law as we have deemed necessary for the purpose of rendering the opinions set forth herein. In rendering the opinions herein, we have relied upon the Opinion Certificate as to certain factual matters. We have made no independent investigation of the accuracy or completeness of such matters, but we have no actual knowledge of any such inaccuracy or incompleteness.
      We have assumed the genuineness of all signatures (other than signatures of officers of the Company), the authenticity of all items submitted to us as originals and the conformity to originals of all items submitted to us as copies. In making our examination of the Transaction Documents, we have assumed that each party to one or more of such Transaction Documents (other than the Company) has capacity (with respect to any party that is an individual) and the power and authority (with respect to any party that is not an individual) to enter into the Transaction Documents and perform all of its obligations thereunder, and has duly authorized, executed and delivered such Transaction Documents, and that such Transaction Documents constitute the legal, valid and binding obligations of such party, enforceable against such party in accordance with their respective terms.

      Our opinions in paragraphs 1 and 2 below as to the good standing and/or qualification of the Company are based solely on certificates of public officials of the states named in such paragraphs. We have made no independent investigations as to whether such certificates are accurate or complete, but we have no actual knowledge of any such inaccuracy or incompleteness.
      For our opinions in paragraphs 3 and 4(iv) below, other than matters covered by the General Corporation Law of the State of Delaware which are required to enable us to give such opinions, as to agreements which by their terms are or may be governed by the laws of a jurisdiction other than California, we have assumed that such agreements are governed by the law of California for purposes of such opinion. In addition, we exclude from the scope of any such opinion any potential violation of financial covenants contained in such agreements.
      Our opinion in paragraph 4(ii) is based on a review of those laws, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Agreement.
      Our opinions in paragraphs 5(iii), 5(iv) and 8 below are based solely upon our review of the orders, judgments, writs, decrees and Material Contracts described in the Opinion Certificate, if any.
      In rendering our opinion expressed in paragraphs 10 and 11 below, we have also relied upon (i) the representations and warranties of the Purchasers contained in the Purchase Agreement, which we have assumed to be true and correct in all respects as of the date hereof, and (ii) the Opinion Certificate.
      Our opinion in paragraph 9 below is based solely upon the Opinion Certificate and the actual knowledge of Tamara P. Tate, John T. Mitchell and Steven M. Sandberg. We have not conducted a docket search in any jurisdiction with respect to litigation that may be pending against the Company or any of its officers or directors or undertaken any further inquiry.
      Our opinion in paragraph 12 below is based solely upon a certificate of the Inspector of Elections that served as such at the annual meeting of stockholders of the Company held on [                    ], 2005. We have made no independent investigations as to whether such certificate is accurate or complete, but we have no actual knowledge of any such inaccuracy or incompleteness.
      We have made no independent investigation as to whether any of the aforementioned certificates are accurate or complete, but we have no actual knowledge of any such inaccuracy or incompleteness.
      Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based on our knowledge, it is intended to signify that, in the course of our representation of the Company in connection with the transactions referred to in the first paragraph hereof, none of Tamara P. Tate, John T. Mitchell or Steven M. Sandberg has acquired actual knowledge of the existence or absence of such facts. Please be advised that the above named persons are the only attorneys of this firm who have been actively engaged in the representation of the Company in connection with that matter (although other attorneys of the firm have represented and continue to represent the Company on other matters). We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company.
      The opinions hereinafter expressed are subject to the following further qualifications and exceptions:

(i) The effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination;

(ii) Limitations imposed by general principles of equity upon the availability of equitable remedies or the enforcement of provisions of the Transaction Documents, and the effect of judicial decisions which have held that certain provisions are unenforceable where their enforcement would violate the implied covenant of good faith and fair dealing or would be commercially unreasonable, or where a default under a Transaction Document is not material;

(iii) Except to the extent encompassed by an opinion set forth below with respect to the Company, we express no opinion as to the effect on the opinions expressed herein of (a) the compliance or non-compliance of any party to the Transaction Documents with any law, regulation or order applicable to it, or (b) the legal or regulatory status or the nature of the business of any such party;

(iv) The effect of judicial decisions which may permit the introduction of extrinsic evidence to modify the terms or the interpretation of the Transaction Documents;

(v) The enforceability of provisions of the Transaction Documents providing for indemnification or contribution, to the extent such indemnification or contribution is against public policy, and the effect of California law which provides that an indemnity provision may not be enforceable in the absence of negligence on the part of the indemnitor or if a loss was caused by the indemnitee’s negligence;

(vi) The enforceability of provisions of the Transaction Documents expressly or by implication waiving broadly or vaguely stated rights, or waiving rights granted by law where such waivers are against public policy;

(vii) The enforceability of provisions of the Transaction Documents providing that rights or remedies are not exclusive, that every right or remedy is cumulative, or that the election of a particular remedy or remedies does not preclude recourse to one or more other remedies;

(viii) Our opinion is based upon current statutes, rules, regulations, cases and official interpretive opinions, and it covers certain items that are not directly or definitively addressed by such authorities;

(ix) Other than as expressly stated herein, we express no opinion as to compliance with applicable antifraud statutes, rules or regulations of applicable state and federal laws concerning the issuance or sale of securities;

(x) We express no opinion as to the enforceability of provisions of the Transaction Documents under which the Company agrees to submit to the jurisdiction of, or that disputes arising under the Transaction Documents are to be determined by, a particular court or courts;

(xi) We express no opinion as to the fairness of the transactions contemplated by the Purchase Agreement to the Company or its stockholders;

(xii) We have assumed that the directors of the Company have acted and will act in accordance with their fiduciary duties in authorizing the Transaction Documents and taking corporate action thereunder; and

(xiii) We express no opinion as to the enforceability of any provision of the Transaction Documents waiving the right to a jury trial.
      Based upon and subject to the foregoing, we are of the opinion that:

1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power to own its properties and to conduct its business as it is currently being conducted.

2. The Company is qualified to do business as a foreign corporation and is in good standing in the State of California.

3. The Company has the corporate power and authority to execute and deliver and to perform and observe its obligations under the Transaction Documents. The Transaction Documents have been duly authorized, executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The Certificate of Designation has been duly authorized by all necessary corporate action and is in effect.

4. The execution, delivery and performance by the Company of the Transaction Documents, and the consummation of the transactions contemplated thereby, including the issuance of the Purchased Securities as contemplated by the Purchase Agreement, do not (i) violate the Certificate of Incorpora-

tion or Bylaws of the Company as in effect immediately prior to the Closing Date, (ii) violate any material law, rule or regulation applicable to the Company, including applicable Nasdaq rules and regulations, (iii) violate or constitute a default under the provisions of any order, judgment, writ or decree applicable to the Company, or (iv) to our knowledge, except for approvals required that result from the filings referred to in Section 3.03 of the Purchase Agreement or as set forth on Schedule 3.04 of the Disclosure Letter to the Purchase Agreement, require any consent or other action by any Person under, constitute a default under, or give rise to termination, cancellation or acceleration of any material right or obligation of the Company or to a loss of any material benefit to which the Company is entitled under, any provision of any Material Contract binding upon the Company.

5. The execution, delivery and performance by the Company of the Transaction Documents, and the consummation of the transactions contemplated thereby, require no consent, approval, order or authorization of, or any qualification, registration or filing with, any governmental body, agency or official by the Company other than (a) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware, (b) the filing by the Company with the Commission of such reports and other documents under the Securities Act or the Exchange Act, and filings pursuant to the rules of Nasdaq, as may be required in connection with the Transaction Documents and the transactions contemplated thereby to be effected at or prior to the Closing, and (c) any filings required by the securities or blue sky laws of the various states and filings under the Securities Act, the Exchange Act and/or pursuant to Nasdaq rules in connection with a registration of securities pursuant to the Investor Rights Agreement.

6. The authorized capital stock of the Company consists of (i) 80,000,000 authorized shares of Common Stock and (ii) 5,000,000 authorized shares of Preferred Stock, of which (i) 567,000 shares have been designated as “Series A Convertible Preferred Stock” and (ii) [ ] shares have been designated as “Series B Convertible Preferred Stock.” The Purchased Securities to be received by each Purchaser pursuant to the Purchase Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and nonassessable. The Common Stock issuable upon the conversion of the Series B Shares and upon the exercise of the Warrants has been duly authorized for issuance and validly reserved by all necessary corporate action of the Company and, when issued in accordance with the certificate of incorporation and the terms of the Warrants, as applicable, will be duly authorized, validly issued, fully paid and nonassessable. The Series B Convertible Preferred Stock has the respective rights, preferences and privileges stated in the Certificate of Designation.

7. Except as set forth in Section 3.05 of the Purchase Agreement or on Schedule 3.05(c) of the Disclosure Letter to the Purchase Agreement, and except for the rights granted to the Purchasers in the Purchase Agreement, to the best of our knowledge there are no obligations of the Company to repurchase, redeem or otherwise acquire any outstanding Company Securities.

8. Except as set forth in the Purchase Agreement, the Amended and Restated Investor Rights Agreement, and with respect to the Series A Convertible Preferred Stock, to our knowledge the issuance of any of the Purchased Securities will not trigger anti-dilution adjustments under, or be subject to any preemptive rights or right of first refusal or similar right under, any provision of the General Corporation Law of the State of Delaware, the Company’s certificate of incorporation or bylaws, or any Material Contract to which the Company is bound (and which will be in effect immediately following the Closing).

9. Except as set forth on Schedule 3.10 of the Disclosure Letter to the Purchase Agreement, to our knowledge there are no Suits pending or threatened against the Company which, if adversely determined, could reasonably be expected to have a material adverse effect on the Company or its business or properties (taken as a whole).

10. Assuming the filing of a Form D in accordance with Regulation D under the Securities Act, the offer and sale of the Purchased Securities pursuant to the terms of the Purchase Agreement are exempt from registration under the Securities Act.

11. All consents, approvals, orders or authorizations of, and all qualifications, registrations or filings with, any federal or State of California governmental authority on the part of the Company required in connection with the consummation of the transactions contemplated by the Purchase Agreement have been obtained or made, except for any filings required to be made after closing. The Company’s definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”), as amended or supplemented from time to time, and filed in connection with the sale and issuance of the Series B Preferred Stock and the Warrants, to our knowledge complied as to form in all material respects with the requirements of Regulation 14A and Schedule 14A under the Securities Exchange Act of 1934, as amended.

12. The sale and issuance of the Series B Preferred Stock and the Warrants in accordance with the terms and conditions of the Purchase Agreement, and as set forth in the Definitive Proxy Statement, has been duly approved by the stockholders of the Company.
      We express no opinion as to matters governed by any laws other than the substantive laws of the State of California, the General Corporation Law of the State of Delaware and the federal laws of the United States of America, in each case without reference to choice of law rules and in each case which are in effect on the date hereof. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent the laws of any jurisdiction, other than those identified above, are applicable to the subject matter hereof.
      This opinion is solely for your benefit and may not be relied on by, nor may copies be delivered to, any other person without our prior written consent.

Very truly yours,

EXHIBIT G
MTI TECHNOLOGY CORPORATION

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF DESIGNATION
OF
SERIES A CONVERTIBLE PREFERRED STOCK
(Pursuant to Section 151 of the Delaware General Corporation Law)
      MTI Technology Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that:
      I. The name of the corporation is MTI Technology Corporation (the “Corporation”).
      II. The Corporation’s Certificate of Designation of Series A Convertible Preferred Stock (the “Series A Certificate of Designation”), which was filed with the Secretary of State of the State of Delaware on June 17, 2004, is hereby amended as set forth herein.
      III. The amendments to the Series A Certificate of Designation as set forth herein have been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and have been consented to in writing by all holders of the Corporation’s Series A Convertible Preferred Stock in accordance with Section 228 of the General Corporation Law of the State of Delaware.
      IV. Section 2(a)(i) of the Series A Certificate of Designation is hereby amended and restated to read in its entirety as follows:

‘(i) In the event of any Liquidation (as defined below), the Corporation shall pay the holders of shares of Series A Preferred Stock then outstanding out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof and after any payment shall be made to the holders of any other class or series of stock of the Corporation ranking on liquidation senior to the Series A Preferred Stock (including the Corporation’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”)), an amount per share (the “Series A Liquidation Amount”) equal to subparagraph A or B below, as determined by the vote of a majority of the shares of the Series B Preferred Stock outstanding immediately prior to such Liquidation or, if no such shares are outstanding, then the greater of:

(A) the sum of (x) the Stated Value plus (y) any accumulated but unpaid dividends (the “Liquidation A Amount”) and (z) such amount per share as would be payable if each such share (excluding any accumulated but unpaid dividends thereon) (the “A Stated Value Shares”) had been converted into Common Stock pursuant to Section 4 below immediately prior to such Liquidation and participated in distributions to holders of Common Stock in connection with such Liquidation (for purposes of this calculation, after payment of the Liquidation A Amount, the assets available for distribution to the Corporation’s stockholders shall be multiplied by a fraction the numerator of which is the A Stated Value Shares and the denominator of which is the sum of the following: the outstanding Common Stock, the A Stated Value Shares and either the B Stated Value Shares or the B Stated Value Interest Shares (as each are defined in the Series B Certificate of Designation), as applicable based on the choice of the holders of the Series B Preferred Stock) after only the payment to the holders of Series A Preferred Stock of the Liquidation A Amount; or

(B) the sum of (x) the Stated Value (the “Liquidation B Amount”) plus (y) such amount per share as would be payable if each such share (including any accumulated but unpaid dividends thereon) (the “A Stated Value Interest Shares”) had been converted into Common Stock pursuant to Section 4 below immediately prior to such Liquidation and participated in distributions to holders of Common Stock in connection with such Liquidation (for purposes of this calculation, after payment of the Liquidation B Amount, the assets available for distribution to the Corporation’s stockholders shall be multiplied by a fraction the numerator of which is the A Stated Value Interest Shares and the denominator of which is the sum of the following: the outstanding Common Stock, the A Stated Value Interest Shares and either the B Stated Value Shares or the B Stated Value Interest Shares (as each are defined in the Series B Certificate of Designation), as applicable based on the choice of the holders of the Series B Preferred Stock) after only the payment to the holders of Series A Preferred Stock of the Liquidation B Amount.

(C) In the event of any dispute with holders of any class of the Company’s stock, or the Company, regarding the calculation of the Series A Liquidation amount, any reasonable interpretation of the above that is agreed to by a majority of the holders of the Series B Preferred Stock shall govern.”

      V. Section 4(a)(i) through Section 4(a)(v) of the Series A Certificate of Designation are hereby amended and restated to read in their entirety as follows:

(i) The “Conversion Price” initially shall be $2.64645, and such initial Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

(ii) In the event of a notice of redemption of any shares of Series A Preferred Stock pursuant to Section 5 or 6 below, the Conversion Rights of the shares of Series A Preferred Stock designated for redemption shall terminate at 5:00 p.m., Pacific time, on the last full day preceding the applicable Redemption Date (as defined below), unless the Redemption Price (as defined below) is not paid or tendered for payment on the Redemption Date, in which case the Conversion Rights for such shares shall continue until such price is paid, or tendered for payment, in full.

(iii) In the event of a Liquidation, the Conversion Rights shall terminate at 5:00 p.m., Pacific time, on the tenth (10th) business day following the receipt of the notice of the Liquidation by the holders of the Series A Preferred Stock; provided, however, that if such Liquidation is not consummated within ninety (90) days after the mailing of such notice, the Conversion Rights shall be deemed to have not terminated and shall thereafter continue in full force and effect.

(iv) For the purposes of this Section 4(a), “Redemption Date” shall mean any Call Date (as defined below) or Put Date (as defined below) and “Redemption Price” shall mean, as applicable, the Call Price (as defined below) or the Put Price (as defined below).
      VI. Section 4(d)(ii) of the Series A Certificate of Designation is hereby amended and restated to read in its entirety as follows:

“(ii) No Adjustment of Conversion Price. No adjustment in the Conversion Price shall be made as the result of the issuance of Additional Shares of Common Stock if the consideration per share (determined pursuant to Section 4(d)(v) below) for such Additional Shares of Common Stock issued or deemed to be issued by the Corporation is equal to or greater than the applicable Conversion Price in effect immediately prior to the issuance or deemed issuance of such Additional Shares of Common Stock. In addition, no adjustment in the Conversion Price shall be made, or a lesser adjustment than otherwise required may be made, if, prior to such issuance or deemed issuance of Additional Shares of Common Stock, the Corporation receives written notice from the holders of at least a majority of the shares of Series A Preferred Stock then outstanding agreeing that no such adjustment, or a lesser adjustment, shall be made as a result of such issuance or deemed issuance.”

      VII. Section 7 of the Series A Certificate of Designation is hereby amended and restated to read in its entirety as follows:
      “7.     Preemptive Rights.
      (a) Definitions. For purposes of this Section 7, the following definitions shall apply:

(i) “Acceptance” means a written notice from a holder of Preferred Stock to the Corporation containing the information specified in Section 7(b)(ii).

(ii) “Available Unsubscribed Amount” means the difference between the total of all of the Basic Amounts available for purchase by holders of Preferred Stock pursuant to Section 7(b)(i) and the Basic Amounts subscribed for pursuant to Section 7(b)(ii).

(iii) “Basic Amount” means, with respect to a holder of Preferred Stock, its pro rata portion of the Securities, determined by multiplying the number of Securities by a fraction, the numerator of which is the aggregate number of shares of Common Stock then held by such holder (giving effect to the conversion into Common Stock of all shares of convertible preferred stock and exercise of all warrants (assuming cashless exercise) then held by such holder) and the denominator of which is the total number of shares of Common Stock then outstanding (giving effect to the conversion into Common Stock of all shares of convertible preferred stock or other convertible securities and exercise of all options, warrants (assuming cashless exercise) or other rights to purchase Securities of the Corporation then outstanding).

(iv) “Offer” means a written notice of any proposed issuance, sale or exchange of Securities containing the information specified in Section 7(b)(i).

(v) “Preferred Stock” means the Series A Preferred Stock and the Series B Convertible Preferred Stock, par value $0.001 per share, of the Corporation.

(vi) “Refused Securities” means those Securities as to which an Acceptance has not been given by holders of Preferred Stock pursuant to Section 7(b)(ii).

(vii) “Securities” means (a) any shares of Common Stock, (b) any other equity securities of the Corporation, including shares of preferred stock, (c) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Corporation, or (d) any debt securities convertible into capital stock of the Corporation.

(viii) “Unsubscribed Amount” means, with respect to a holder of Preferred Stock, any additional portion of the Securities attributable to the Basic Amounts of other holders of Preferred Stock as such holder indicates it will purchase or acquire should the other holders subscribe for less than their Basic Amounts.
      (b) Rights of Investors.
      (i) The Corporation shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any Securities, unless in each such case the Corporation shall have first complied with this Section 7. The Corporation shall deliver to each holder of Preferred Stock an Offer, which shall (a) identify and describe the Securities, (b) describe the price (expressed in either a fixed dollar amount or a definitive formula pursuant to which the only variable is the market price of the Common Stock at or near the time of the proposed issuance, sale or exchange) and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Securities to be issued, sold or exchanged, (c) identify the offerees or purchasers (if known) to which or with which the Securities are to be offered, issued, sold or exchanged, and (d) offer to issue and sell to or exchange with such holder of Preferred Stock (1) such holder’s Basic Amount and (2) such holder’s Unsubscribed Amount.
      (ii) To accept an Offer, in whole or in part, a holder of Preferred Stock must deliver to the Corporation, on or prior to the date fifteen (15) days after the date of delivery of the Offer, an Acceptance indicating the portion of the holder’s Basic Amount that such holder elects to purchase and, if such holder shall elect to purchase all of its Basic Amount, the Unsubscribed Amount (if any) that such holder elects to purchase. If the Basic Amounts subscribed for by all holders of Preferred Stock are less than the total of all of the Basic Amounts available for purchase, then each holder who has set forth an Unsubscribed Amount in its Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Unsubscribed Amount it has subscribed for; provided, however, that if the Unsubscribed Amounts subscribed for exceed the Available Unsubscribed Amount, each holder who has subscribed for any Unsubscribed Amount shall be entitled to purchase only that portion of the Available Unsubscribed Amount as the Unsubscribed Amount subscribed for by such holder bears to the total Unsubscribed Amounts subscribed for by all holders of Preferred Stock, subject to rounding by the Board to the extent it deems reasonably necessary.
      (iii) The Corporation shall have ninety (90) days from the expiration of the period set forth in Section 7(b)(ii) to issue, sell or exchange all or any part of the Refused Securities, but only to the offerees or purchasers described in the Offer (if so described therein) and only upon terms and conditions (including unit prices and interest rates) that are not more favorable, in the aggregate, to the offerees or purchasers than those set forth in the Offer.
      (iv) In the event the Corporation shall propose to sell less than all the Refused Securities, then each holder of Preferred Stock may, at its sole option and in its sole discretion, reduce the number or amount of the Securities specified in its Acceptance to an amount that shall be not less than the number or amount of the Securities that the holder elected to purchase pursuant to Section 7(b)(ii) multiplied by a fraction, (i) the numerator of which shall be the number or amount of Securities the Corporation actually proposes to issue, sell or exchange (including Securities to be issued or sold to holders of Preferred Stock pursuant to Section 7(b)(ii) prior to such reduction) and (ii) the denominator of which shall be the original amount of the Securities. In the event that any holder so elects to reduce the number or amount of Securities specified in its Acceptance, the Corporation may not issue, sell or exchange more than the reduced number or amount of the Securities unless and until such securities have again been offered to the holders of Preferred Stock in accordance with Section 7(b)(ii).
      (v) Upon (a) the closing of the issuance, sale or exchange of all or less than all of the Refused Securities or (b) such other date agreed to by the Corporation and the holders of Series A Preferred Stock who have subscribed for a majority of the Securities subscribed for by the holders of Series A Preferred Stock, such holder or holders shall acquire from the Corporation and the Corporation shall issue to such holder or holders, the number or amount of Securities specified in the Acceptances, as reduced pursuant to Section 7(b)(iv) if any of the holders has so elected, upon the terms and conditions specified in the Offer.
      (vi) The purchase by the holders of Preferred Stock of any Securities is subject in all cases to the preparation, execution and delivery by the Corporation and the holders of Preferred Stock of a purchase agreement relating to such Securities reasonably satisfactory in form and substance to the holders of Preferred Stock and their respective counsel.
      (vii) Securities not acquired by the holders of Preferred Stock in accordance with Section 7(b)(ii) and not sold pursuant to Section 7(b)(iii) may not be issued, sold or exchanged until they are again offered to the holders of Preferred Stock under the procedures specified in this Section 7.
      (c) Excluded Transactions. The rights of the holders of Preferred Stock under this Section 7 shall not apply to:

(i) any issuance of securities of the Corporation for consideration other than cash, including the issuance of shares (a) as a stock dividend to holders of Common Stock, Series A Preferred Stock or any other Corporation securities, or upon any subdivision or combination of shares of Common Stock, Series A Preferred Stock or any other Corporation securities; (b) upon exercise or conversion of preferred stock, options, warrants or debt securities exercisable or convertible for Common Stock pursuant to their terms; and (c) in connection with a transaction described in Section 3(c)(x) so long as any required consent or vote is first obtained by the Corporation; and

(ii) any issuance of securities of the Corporation if such issuance is excluded from the definition of “Additional Shares of Common Stock” under clauses (I) through (V) of Section 4(d)(i)(D) above.”
* * *
      In witness whereof, MTI Technology Corporation has caused this Certificate to be signed this                     day of                     , 2005.

MTI Technology Corporation

By:
Name:
Title:

EXHIBIT H
CONSENT AND WAIVER
      THIS CONSENT AND WAIVER (this “Agreement”) is dated and effective as of                     , 2005, by and between MTI Technology Corporation, a Delaware corporation (the “Company”), and each of the undersigned holders of Series A Convertible Preferred Stock (“Series A Convertible Preferred Stock”), par value $0.001 per share, of the Company (each an “Investor” and collectively the “Investors”).
RECITALS
      WHEREAS, under the Company’s Certificate of Designation of Series A Convertible Preferred Stock (the “Series A Certificate of Designation”), the holders of the Series A Convertible Preferred Stock have certain rights, including, without limitation: (i) certain series voting rights as set forth in Section 3(c) thereof; (ii) certain preemptive rights as set forth in Section 7 thereof; and (iii) certain notice rights as set forth in Section 12 thereof;
      WHEREAS, pursuant to that certain letter agreement (the “MDB Side Letter”), dated June 17, 2004, by and among the Company and the Investors, each Investor has certain rights, including, without limitation, certain rights to receive additional shares of Series A Convertible Preferred Stock;
      WHEREAS, each Investor intends to participate in the contemplated Series B Convertible Preferred Stock financing (the “Series B Transaction”) of the Company, as contemplated in and pursuant to the terms of that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of                     , 2005, by and among the Company and the purchasers set forth on Schedule A thereof, pursuant to which the Investor contemplates purchasing shares of the Company’s Series B Convertible Preferred Stock (the “Series B Convertible Preferred Stock”), par value $0.001 per share; and
      WHEREAS, the Investor acknowledges that the Company would not consummate the Series B Transaction as contemplated in and pursuant to the terms of the Securities Purchase Agreement but for the undersigned’s willingness to execute this Agreement in connection with the Series B Transaction.
AGREEMENT
      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and contingent upon the closing of the Series B Transaction as contemplated in the Securities Purchase Agreement, the Investor and the Company hereby agree as follows:
      1. Consent to Certain Actions. The undersigned hereby consents to and ratifies the following in satisfaction of the Company’s obligations under Section 3(c) and Section 12 of the Series A Certificate of Designation with respect thereto:

a. The consummation of the Series B Transaction, including, without limitation, the designation of the Series B Convertible Preferred Stock, substantially on the terms set forth in the Securities Purchase Agreement or as may otherwise be agreed to by and among the Company and the Investors;

b. The amendment of the Company’s bylaws to eliminate the classification of the Company’s board of directors, as more fully described in the Company’s definitive proxy statement which was filed with the Securities and Exchange Commission on August 9, 2004 and as set forth in the Company’s Second Amended and Restated Bylaws, which amendment was approved by the Company’s board of directors at a meeting thereof held on June 21, 2004, and approved by the Company’s stockholders at an annual meeting thereof held on September 8, 2004, such consent and ratification to be deemed effective as of September 8, 2004;

c. The transactions contemplated by and in that certain Security Agreement, dated as of December 30, 2004, by and between the Company and EMC Corporation, whereby, among other things,

EMC Corporation increased the Company’s purchasing credit limit under its existing supply agreements with EMC Corporation to $20,000,000, such consent and ratification to be deemed effective as of December 30, 2004.

d. The transactions contemplated by and in that certain Letter of Credit, dated June 23, 2004, by and between the Company and Comerica Bank, in the amount of $6,000,000, such consent and ratification to be deemed effective as of June 23, 2004.

      2. Waiver of Certain Rights. The undersigned hereby waives:

a. Any right or entitlement it may have to receive any “MDB Adjustment Securities” pursuant to the terms of and as defined in the MDB Side Letter.

b. Any preemptive or notice rights it may have in connection with the Series B Transaction pursuant to Section 7 and Section 12, respectively, of the Series A Certificate of Designations.
      3. Adjustment of Conversion Price Upon Issuance of Series B Convertible Preferred Stock. As a result of or in connection with only (i) the issuance on the date of first issuance of shares of the Company’s Series B Convertible Preferred Stock and warrants issued in connection therewith on such date, (ii) the issuance of any such Series B Convertible Preferred Stock and warrants pursuant to Section 8.04 of the Securities Purchase Agreement or (iii) upon the conversion or exercise of such Series B Convertible Preferred Stock and warrants (and solely as a result of such conversion or exercise), the Conversion Price (as defined in the Series A Certificate of Designation) of the Series A Convertible Preferred Stock shall not be adjusted to less than $1.95 with respect only to such issuance, conversion or exercise.
      4. No Modification of Other Rights. Except as expressly modified hereby, all of the Investor’s rights, preferences and privileges as a holder of Series A Convertible Preferred Stock as set forth in the Series A Certificate of Designation, as may be amended from time to time, shall continue in full force and effect to the extent that such rights, preferences and privileges have not been otherwise modified, amended or waived prior to the date hereof. In the event of any inconsistency or conflict between the Series A Certificate of Designation and this Agreement, the terms, conditions and provisions of this Agreement shall govern and control.
      5. Entire Agreement. This Agreement constitutes the entire and exclusive agreement between the parties with respect to the subject matter hereof. All previous discussions and agreements with respect to this subject matter are superseded by this Agreement.
      6. Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware as applied to contracts made and to be fully performed entirely within that state between residents of that state. The parties agree that any and all actions arising out of this Agreement shall be filed only in the appropriate federal or state court in Orange County, California. The parties consent to the jurisdiction of such courts for any such action.
      7. Counterparts. This Agreement may be executed in any number of counterparts (including facsimile signature) each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective, subject to the terms hereof, when each party hereto shall have received a counterpart hereof signed by each other party hereto.
[Remainder of the Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first above written.

MTI TECHNOLOGY CORPORATION

By:

Name:
Title:

INVESTORS:

DIGITAL MEDIA & COMMUNICATIONS III LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-A LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-B LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-C LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-D C.V.
DIGITAL MEDIA & COMMUNICATIONS III-E C.V.

By:	Advent International Limited Partnership, General Partner

By:	Advent International Corporation, General Partner

By:
Name:
Title:

ADVENT PARTNERS DMC III LIMITED PARTNERSHIP
ADVENT PARTNERS II LIMITED
PARTNERSHIP

By:	Advent International Corporation, General Partner

By:
Name:
Title:

EMC CORPORATION

By:

Name:
Title:

FORM OF PROXY FOR HOLDERS OF COMMON STOCK
MTI TECHNOLOGY CORPORATION
14661 FRANKLIN AVENUE, TUSTIN, CALIFORNIA 92780
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
MTI TECHNOLOGY CORPORATION TO BE HELD ON OCTOBER 13, 2005.
     The undersigned hereby revokes all previous proxies that the undersigned may have given, and hereby appoints Thomas P. Raimondi, Jr. and Scott Poteracki, each with full power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of MTI Technology Corporation (the “Company”) to be held at the Company’s offices located at 17595 Cartwright Road, Irvine, California, 92614, on October 13, 2005, at 10:00 a.m. local time, and at any and all adjournments thereof, and to vote all of our Common Stock as designated on the reverse side of this proxy card, with all the powers the undersigned would possess if personally present at the meeting.
See reverse side (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) See reverse side
☑  Please mark your votes as in this example
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SPECIFIED. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND FOR APPROVAL OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 4. THIS PROXY CONFERS AUTHORITY FOR THE PERSONS NAMED ON THE REVERSE SIDE, OR ANY ONE OF THEM, TO VOTE IN HIS DISCRETION WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	Approval of the Series B financing.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

2.	Approval of amendment of the Certificate of Designation of our Series A Convertible Preferred Stock.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	ELECTION OF DIRECTORS: Common Stock Nominees: (1) Thomas P. Raimondi, Jr.; (2) Lawrence P. Begley; (3) Franz L. Cristiani; (4) William Mustard; (5) John T. Repp; and (6) Kent D. Smith.	FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES ☐

☐ For all nominees except as noted above (to withhold authority to vote for any individual nominee, strike a line through that nominee’s name)

4.	Ratification of appointment of Grant Thornton LLP as our independent auditors for fiscal year 2006.	FOR ☐	AGAINST ☐	ABSTAIN ☐
THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE 2005 ANNUAL MEETING.
PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT          ☐
NOTE: Please sign exactly as name(s) appear(s). When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.
Signature:_________________________ Date:____________
Signature:_________________________ Date:____________

FORM OF PROXY FOR HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK
MTI TECHNOLOGY CORPORATION
14661 FRANKLIN AVENUE, TUSTIN, CALIFORNIA 92780
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
MTI TECHNOLOGY CORPORATION TO BE HELD ON OCTOBER 13, 2005.
     The undersigned hereby revokes all previous proxies that the undersigned may have given, and hereby appoints Thomas P. Raimondi, Jr. and Scott Poteracki, each with full power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of MTI Technology Corporation (the “Company”) to be held at the Company’s offices located at 17595 Cartwright Road, Irvine, California, 92614, on October 13, 2005, at 10:00 a.m. local time, and at any and all adjournments thereof, and to vote all of our Preferred Stock as designated on the reverse side of this proxy card, with all the powers the undersigned would possess if personally present at the meeting.
See reverse side (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) See reverse side
☑ Please mark your votes as in this example
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SPECIFIED. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND FOR APPROVAL OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 4. THIS PROXY CONFERS AUTHORITY FOR THE PERSONS NAMED ON THE REVERSE SIDE, OR ANY ONE OF THEM, TO VOTE IN HIS DISCRETION WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	Approval of the Series B financing.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

2.	Approval of amendment of the Certificate of Designation of our Series A Convertible Preferred Stock.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	ELECTION OF DIRECTORS: Series A Convertible Preferred Stock Nominee: Michael Pehl.	FOR ☐	WITHHOLD ☐

4.	Ratification of appointment of Grant Thornton LLP as our independent auditors for fiscal year 2006.	FOR ☐	AGAINST ☐	ABSTAIN ☐
THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE 2005 ANNUAL MEETING.
PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT          ☐
NOTE: Please sign exactly as name(s) appear(s). When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.
Signature:_________________________ Date:____________
Signature:_________________________ Date:____________